                                                           LB SERIES FUND, INC.

                                                                  Annual Report

                                                              December 31, 2002
                                                   Opportunity Growth Portfolio
                                                 FTI Small Cap Growth Portfolio
                                                   MFS Mid Cap Growth Portfolio
                                                       Mid Cap Growth Portfolio
                                                         World Growth Portfolio
                                                           FI All Cap Portfolio
                                                               Growth Portfolio
                                                 MFS Investors Growth Portfolio
                                                     TRP Growth Stock Portfolio
                                                                Value Portfolio
                                                           High Yield Portfolio
                                                               Income Portfolio
                                                Limited Maturity Bond Portfolio
                                                         Money Market Portfolio

       Supplement to Prospectuses Dated April 30, 2002, as Supplemented
                                      for
                    AAL Variable Product Series Fund, Inc.
                        AAL Variable Annuity Account I
                        AAL Variable Annuity Account II

                                      and

      Supplement to Prospectuses Dated October 31, 2002, as Supplemented
                                      for
                      Thrivent Variable Annuity Account I
                       Thrivent Variable Life Account I

A Special Meeting of Shareholders of each of the AAL Aggressive Growth
Portfolio, AAL Equity Income Portfolio and AAL Money Market Portfolio (each an
"AAL Portfolio" and collectively the "AAL Portfolios"), each of which is a separate series of AAL Variable Product Series Fund, Inc., is scheduled to occur on April 9, 2003. The Special Meeting is being held to consider the reorganization of the AAL Portfolios into substantially similar and larger portfolios of LB Series Fund, Inc. (each an "LB Portfolio" and collectively the
"LB Portfolios") as follows:

                Reorganize AAL Portfolio       Into LB Portfolio
                ------------------------       -----------------
             AAL Aggressive Growth Portfolio    Growth Portfolio

               AAL Equity Income Portfolio      Value Portfolio

               AAL Money Market Portfolio    Money Market Portfolio

As a result of these reorganizations, the shares of each AAL Portfolio that fund benefits under your variable contract or retirement plan automatically will be exchanged for an equal dollar value of shares of the corresponding LB
Portfolio. For variable contracts, your contract values would be allocated for an equal dollar value as follows:

                                                                             Which Invests in
      From Subaccount                         To Subaccount                    LB Portfolio
      ---------------                         -------------                  ----------------
Aggressive Growth Subaccount (right arrow)  Growth Subaccount (right arrow)  Growth Portfolio

Equity Income Subaccount     (right arrow)  Value Subaccount  (right arrow)  Value Portfolio

Money Market Subaccount      (right arrow)  Money Market                     Money Market
                                            Subaccount        (right arrow)  Portfolio

Subject to approval by shareholders of the relevant AAL Portfolio, the reorganization affecting that AAL Portfolio is expected to be effective at close of business on or about April 25, 2003 (the "Effective Date"). After the
Effective Date, the portion of any purchase payment or other transaction allocated to the Aggressive Growth Subaccount, the Equity Income Subaccount, or
the Money Market Subaccount will be automatically reallocated to the corresponding subaccount which invests in the LB Portfolio.

You may obtain information about the LB Portfolios from the prospectus of LB
Series Fund, Inc. dated April 30, 2002, as supplemented, and the Annual Report for the LB Series Fund, Inc. dated December 31, 2002. You may obtain copies of these documents free of charge by calling (800) 847-4836 or by visiting
www.thrivent.com.

               The date of this supplement is February 21, 2003.

             Please include this supplement with your prospectus.

Our Message to You

[PHOTO]

Rolf Bjelland

December 31, 2002

Dear Member:

Enclosed is the LB Series Fund, Inc. Annual Report for the 12 months ended
December 31, 2002.

World events during the second half of our fiscal year continued to be dominated by tension and political instability. In the Middle East, the attacks and killings in Israel and the Palestinian territories were a source of great tension around the world as leaders worried about further destabilization of that already unstable region. In South America, economic and political uncertainty in Brazil has increased as a more populist presidential candidate defeated the current government's candidate, raising concerns about the potential fiscal and economic policies he may put in place. Argentina continued
its economic meltdown with hyperinflation and frequent demands from citizens for new leadership in Buenos Aires. And Venezuela, one of the world's leading oil producers, slipped even further into political and economic chaos and occasional violence as that country becomes increasingly divided over its support for its current president.

At home, much has been written and spoken about the flagging U.S. economy. But in spite of the turmoil and uncertainty in other countries, our economy has been able to avoid recession, continuing to grow at modest rates. Nevertheless,
Americans are feeling the pains of growing unemployment and an increasingly unfriendly job market. Investors watch as the markets "whipsaw" between periods of dismal declines and periods of reassuring growth with few solid trends taking hold.

Yet, the news is not entirely bleak. In the "Economic and Market Overview" that follows, Jim Abitz, Senior Vice President, Investments of Thrivent Financial
for Lutherans, has prepared a summary of the forces influencing the performance of your investments during the 12-month period ended December 31, 2002.
Following Jim's overview, each portfolio manager of the LB Series Fund, Inc.
reviews his or her portfolio, describing its performance, market conditions and management strategies during the 12-month period.

At Thrivent Financial for Lutherans, our historic merger continues, with people, systems and resources increasingly working as a single, effective new organization. We have a bright future to build and, in the years ahead, members of this organization will continue to be impressed by this top-notch financial services company with an important difference -- a heart.

And for me, another major change is underway -- retirement. This will be my last update to you, as I step down from this post effective December 31, 2002.
My 19 years with this organization have been very rewarding. I've had the opportunity to shepherd several major changes to the LB Series Fund, Inc. and investment management operation. I've been blessed to work with so many intelligent, dedicated folks who have remained steadfastly focused on doing the right thing for members. They always made my work enjoyable and rewarding, and
I thank all of them.

In the semi-annual report you'll receive in the summer of 2003, look for a letter here from Pamela J. Moret, Senior Vice President, Marketing and Products
of Thrivent Financial for Lutherans, and President of the LB Series Fund, Inc.
and the AAL Variable Product Series Fund, Inc. Pam is a talented, seasoned professional who brings a great deal of energy and experience to her new role.
I know she will serve investors very well.

Thank you for your support and feedback throughout these many years and for the opportunity to serve you. And, as always, thank you for turning to us for your financial solutions.

Sincerely,

Rolf F. Bjelland
Chairman
LB Series Fund, Inc.

Economic and Market Overview

The financial markets were challenged by a host of factors during the twelve months ended December 31, 2002--a period that saw only the most defensive investments record positive returns amid an environment of weak economic recovery, corporate mistrust, and mounting geopolitical concerns both at home and abroad. All equity styles and capitalization ranges witnessed losses as the quality of corporate earnings came under increased scrutiny and the U.S.
economy moved forward sluggishly. High-quality bonds performed admirably, while high-yield bonds struggled with market illiquidity and low investor interest in assuming any degree of credit risk.

U.S. Economy
Fears of a "double-dip" recession were pervasive throughout the year as the nation's economy grappled with diving consumer sentiment, higher joblessness and a dearth of manufacturing and industrial activity. Consumer spending stayed strong, sparked in part by wave after wave of mortgage re-financings as a result of the lowest interest rate environment in over forty years.

Over the course of the period, the nation's employment picture provided the greatest drag to a strong economic recovery. The jobless rate hit 6% in April, an eight-year high, before turning modestly down through the summer months. The failure of this recovery to create jobs is of chief concern and points to companies still cautious about future business prospects.

Inflation & Monetary Policy
Inflation was not a factor throughout the period, with the exception of a periodic spike in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices while corporate cost-cutting measures and efficiencies led to stronger overall productivity. With inflation tempered, the Federal Reserve felt comfortable further reducing interest rates in order to spark more capital investment.

Rock bottom interest rates looked very attractive to homeowners who continued
refinancings at a record clip and should eventually provide fertile ground for business investment when companies begin spending again.

Equity Performance
In May and June, several high-profile corporate malfeasance stories dominated the headlines and led to investor flight from stocks, culminating in very difficult months in July in September. Industries and companies that operated in a highly leveraged manner suffered the bulk of investors' anger as stock prices plummeted in July and September, especially those of telecommunications providers, media and cable companies, and energy trading firms. Equities sprung forward late in the period as rejuvenated corporate earnings sparked investor interest.

Both equity styles--value and growth--provided little shelter for investors over the reporting period. The S&P 500 Index, a broad measure of the largest
U.S. companies, shed -22.10% with losses near equally split between its growth and value components. In turning to smaller market capitalizations, medium-sized companies, as measured by the S&P MidCap 400 Index, held up the best, recording a -14.51% total return. The small-company Russell 2000 Index dropped -20.47%. The technology free fall continued with the tech-heavy NASDAQ
Composite down -31.25%.

Fixed-Income Performance
The struggles in the equity markets made the perceived safety of fixed-income instruments exceedingly attractive to market participants. Investment-grade bond prices soared as geopolitical tensions, fears of terrorism, and flight-to-quality seekers poured money into top-quality corporate and U.S.
Treasury bonds. Asset- and mortgage-backed bonds basked in this environment of uncertainty as demand for government agency securities sprung from a series of accounting misconducts related to a handful of corporate ledgers. For the period, the Lehman Brothers Aggregate Bond Index--a broad barometer of investment-grade bond performance--produced an attractive 10.25% return.

The high-yield market attempted an early 2002 rally as economic conditions and yield spreads looked attractive. But this investor favor was unceremoniously upended in the spring by high-profile accounting scandals and the ensuing rush out of all but the most sound quality credits. High-yield bonds sold off as a result, contributing to the -1.41% total return of the Lehman Brothers High
Yield Bond

Index. In the final portion of the year, high-yield prices nosed upward as lending standards grew less restrictive and business operating conditions improved somewhat.

Outlook
A double-dip recession looks less likely as factors that could lead to the economy's failure to sustain momentum appear largely absent. Corporations, through aggressive cost cutting and leaner inventory build-up, are in much better shape to withstand lower final demand, if this should occur. Business profitability has improved markedly since its recession trough over a year ago.
As corporate profitability grows stronger the stage will be set for capital spending expansion and a potential end to lay off notices.

Both monetary and fiscal policies are priming the pump for economic expansion.
The 1.25% federal funds rate, which banks charge one another in overnight lending transactions, is roughly equal to the inflation rate. This scenario is often thought of as heralding an accommodative policy setting and should prove favorable for the overall economy. Federal spending is robust and income tax cuts should stimulate demand.

The economy appears to be in a steady, slow growth mode and prospects should improve as more efficient companies begin earning more, investing more and hiring more workers. When these factors reach fruition, higher investment returns typically follow suit.

                         Opportunity Growth Portfolio

Andrea J. Thomas, Portfolio Manager
Ms. Thomas began serving as portfolio manager of the Opportunity Growth
Portfolio in February 2002. She joined Thrivent Financial for Lutherans in 1993 and served as the associate portfolio manager of the Portfolio from 1997 through February 2002.

[PHOTO]

Andrea J. Thomas

Investors found little to cheer about in 2002, resulting in disappointing returns from small-company growth stocks. For the 12-month period ended
December 31, 2002, shares of the Opportunity Growth Portfolio declined 31.77%, while small-capitalization growth funds tracked by Lipper, Inc., lost an average of 30.14%. The Portfolio's market benchmark, the small-company Russell
2000 Index, was off 20.47%.

Market Woes Mount
Early in the period, the small-cap market was dominated by "microcaps"--shares issued by companies with very small market capitalizations. Our decision to avoid these speculative issues caused the Portfolio to underperform its peer group in January and February. This same strategy proved beneficial later in the year, however, as microcaps gradually fell out of favor.

The small-cap market grew increasingly turbulent during the second and third quarters, as investors reacted to accounting-related concerns and disappointing earnings reports. While the Portfolio's exposure to poor-performing industrial stocks contributed negatively to relative performance, we were able to partially offset these losses by increasing our cash position and underweighting utility issues, which stalled during the summer months. Our market-neutral position in the volatile technology sector provided the Fund with added cushion through August.

In September, we began trimming cash reserves, while adding select technology names to the Portfolio. This strategy helped bolster performance in October and
November, when demand for small-company growth stocks surged. Growth stocks retreated again in December, however, under the weight of weak employment data and concerns about U.S. military action in Iraq. In December, the Portfolio lost relative ground to its peer group as a result of restructuring efforts initiated in November.

Outlook
Over the coming year, the direction of small-company growth stocks could hinge largely on developments in the Middle East and elsewhere. If recent trends are any indication, market sentiment is likely to remain fragile

                                    [CHART]

Top Industries

Information Technology 24.1%
Health Care 19.7%
Consumer Discretionary 18.3%
Industrials 13.2%
Finance 8.5%
Energy 6.4%
Consumer Staples 1.9%
Basic Materials 0.9%
Communication Services 0.5%
Technology 0.5%

                                    [CHART]

Portfolio Composition
  (% of Portfolio)

Common Stock 94.3%
Short-Term 5.7%

The Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

until the Iraqi situation is resolved and investors can once again focus on company fundamentals. Over the long-term, however, we believe sustained economic growth and an improved earnings backdrop will create favorable conditions for small-cap investors.

In recent months, we have made efforts to restructure the Portfolio's asset mix and more closely align its risk profile with that of its peers. These moves were designed primarily to provide a buffer against fluctuations in the microcap market--a major driver of small-cap performance. Additionally, we anticipate positioning the Portfolio slightly more aggressively over the coming year--particularly if the Iraqi conflict is resolved quickly. This will likely mean less exposure to defensive sectors, such as health care and consumer staples, and more emphasis on companies in traditional growth industries.

                                    [CHART]

                Opportunity
              Growth Portfolio
                    Value          Russell 2000 Index      CPI Value
1/18/1996          $10,000              $10,000              $10,000
1/31/1996           10,544                9,989               10,059
2/29/1996           10,983               10,301               10,091
3/31/1996           11,305               10,511               10,143
4/30/1996           12,594               11,073               10,182
5/31/1996           13,407               11,509               10,202
6/30/1996           12,517               11,036               10,208
7/31/1996           11,446               10,073               10,228
8/31/1996           12,124               10,658               10,248
9/30/1996           13,014               11,075               10,280
10/31/1996          11,982               10,904               10,313
11/30/1996          11,550               11,354               10,332
12/31/1996          11,917               11,651               10,332
1/31/1997           12,155               11,884               10,365
2/28/1997           11,106               11,596               10,397
3/31/1997            9,927               11,049               10,423
4/30/1997            9,499               11,080               10,436
5/31/1997           10,901               12,312               10,430
6/30/1997           11,480               12,840               10,443
7/31/1997           12,078               13,437               10,456
8/31/1997           12,359               13,745               10,476
9/30/1997           13,726               14,751               10,502
10/31/1997          12,912               14,104               10,528
11/30/1997          12,417               14,012               10,521
12/31/1997          12,028               14,257               10,508
1/31/1998           11,665               14,032               10,528
2/28/1998           12,378               15,069               10,547
3/31/1998           12,837               15,690               10,567
4/30/1998           12,880               15,776               10,586
5/31/1998           11,830               14,926               10,606
6/30/1998           11,920               14,957               10,619
7/31/1998           11,019               13,746               10,632
8/31/1998            8,646               11,076               10,645
9/30/1998            9,291               11,943               10,658
10/31/1998           9,854               12,431               10,684
11/30/1998          10,534               13,082               10,684
12/31/1998          11,668               13,892               10,678
1/31/1999           11,498               14,077               10,704
2/28/1999           10,392               12,936               10,717
3/31/1999           10,573               13,138               10,749
4/30/1999           10,799               14,315               10,827
5/31/1999           11,224               14,524               10,827
6/30/1999           11,969               15,181               10,827
7/31/1999           11,960               14,765               10,860
8/31/1999           11,452               14,219               10,886
9/30/1999           11,776               14,221               10,938
10/31/1999          11,856               14,280               10,958
11/30/1999          12,941               15,132               10,964
12/31/1999          14,882               16,845               10,964
1/31/2000           14,215               16,574               10,990
2/28/2000           16,935               19,310               11,055
3/31/2000           16,117               18,038               11,147
4/30/2000           14,719               16,952               11,153
5/31/2000           13,746               15,964               11,160
6/30/2000           15,624               17,356               11,225
7/31/2000           14,536               16,797               11,244
8/31/2000           16,497               18,079               11,257
9/30/2000           16,011               17,547               11,316
10/31/2000          15,373               16,764               11,336
11/30/2000          12,846               15,043               11,342
12/31/2000          13,982               16,335               11,336
1/31/2001           14,000               17,186               11,407
2/28/2001           12,119               16,059               11,453
3/31/2001           10,856               15,273               11,479
4/30/2001           12,030               16,468               11,524
5/31/2001           12,182               16,873               11,577
6/30/2001           12,303               17,455               11,596
7/31/2001           11,863               16,511               11,564
8/31/2001           11,194               15,977               11,564
9/30/2001            9,541               13,827               11,616
10/31/2001          10,326               14,636               11,577
11/30/2001          10,945               15,768               11,557
12/31/2001          11,464               16,741               11,511
1/31/2002           11,038               16,567               11,538
2/28/2002           10,422               16,113               11,583
3/31/2002           11,095               17,409               11,648
4/30/2002           10,692               17,567               11,713
5/31/2002           10,200               16,787               11,713
6/30/2002            9,385               15,955               11,720
7/31/2002            8,136               13,545               11,733
8/30/2002            8,148               13,512               11,772
9/30/2002            7,567               12,541               11,792
10/31/2002           7,874               12,944               11,821
11/29/2002           8,456               14,099               11,821
12/31/2002           7,822               13,315               11,795

         Portfolio Facts
Net Assets $196,758,311 NAV $6.95

Average Annual Total Returns/1/
    December 31, 2002

                       From
                     Inception
 1 Year    5 Years   1/18/1996
-------------------------------
(31.77)%   (8.25)%    (3.47)%

*  An unmanaged index compromised of the 2,000 smallest companies in the
   Russell 3000 Index, which represents the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in either of these Indexes.
**   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower.

                        FTI Small Cap Growth Portfolio

Franklin Advisers, Inc.
Franklin Advisers, Inc. ("FAI"), the subadviser for the FTI Small Cap Growth
Portfolio, has three co-managers of the Portfolio. Edward B. Jamieson, executive vice president of FAI, Michael McCarthy, vice president of FAI, and
Aidan O'Connell, portfolio manager of FAI, have served as portfolio managers of the FTI Small Cap Growth Portfolio since its inception in November 2001.

[LOGO] FRANKLIN/R/TEMPLETON/R/
INVESTMENTS

Throughout the year 2002, investors were confronted with a myriad of new uncertainties regarding corporate governance, accounting integrity, economic health, consumer spending, enterprise investment and impending war, which served to dampen their enthusiasm and tolerance for equity investment risk. For the 12-month period ended December 31, 2002, the FTI Small Cap Growth Portfolio declined 27.02%, while small-capitalization core funds tracked by Lipper, Inc., lost an average of 20.01%. The Portfolio's market benchmark, the small-company
Russell 2000 Growth Index, was off 30.26%.

Economically Sensitive Stocks Rally
Investors finally increased their appetite for equities in October, including many economically sensitive stocks. The portfolio managers invested in many of these economically sensitive sectors over the past year and reaped the rewards of their strong performance. Specifically, the Portfolio's outperformance relative to its peers can be attributed to the significant underweight positions in Health Care and Consumer Discretionary, as well as strong stock selection in these relatively weak sectors.

Looking forward, the managers have positioned the Portfolio in sectors of the economy that will be sensitive to an upturn in capital spending as opposed to consumer spending. While the managers recognize that consumer spending accounts for the majority of economic demand, the managers do not see sufficient reason for such spending to accelerate upwards. The managers believe that capital spending will accelerate over the next 18 months since this type of spending has been depressed for two and a half years by conservative management, restrictive capital markets, muddied economic policy, geopolitical conflict, and investors' preference for financial stability instead of growth. In addition, the Portfolio increased its electronic technology exposure because of the market appreciation of existing positions, as well as additions to storage and semiconductor positions. The managers made slight additions to financials, favoring the companies that are transaction driven as opposed to interest-rate sensitive. Given the rapid market appreciation at the end of 2002, the portfolio managers trimmed exposure in areas that had reached valuation targets, including reducing exposure to technology services and selectively reducing a year-old

                                    [CHART]

Top Industries

Information Technology    35.4%
Industrials               18.8%
Energy                    10.2%
Consumer Discretionary     9.1%
Health Care                6.9%
Finance                    6.1%
Basic Materials            5.9%
Consumer Staples           1.9%
Utilities                  1.4%
Communication Services     0.6%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks            96.3%
Short-Term Investments    3.7%

The FTI Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. small capitalization companies.

overweight position in the energy sectors, though the overweight remains. The reduction in energy weighting was due to skepticism that the Venezuelan and
Middle East tensions would be intractable.

Outlook
While we are only expecting mild economic growth in the near term, the conditions are set for a full economic recovery. Furthermore, the managers believe that investing in companies with strong market positions, good products and staying power will offer downside support on valuation but upside growth on earnings when demand returns, which should ultimately provide healthy returns for our clients.

                                    [CHART]

Date             FTI Small Cap         Russell 2000
             Growth Portfolio Value    Growth Index    CPI Value
             ----------------------    ------------    ---------
11/30/2001        $10,000                 $10,000       $10,000
12/31/2001         10,550                  10,623         9,961
 1/31/2002         10,413                  10,245         9,983
 2/28/2002          9,962                   9,582        10,023
 3/31/2002         10,851                  10,414        10,079
 4/30/2002         10,540                  10,189        10,135
 5/31/2002         10,079                   9,593        10,135
 6/30/2002          9,179                   8,780        10,141
 7/31/2002          7,684                   7,430        10,152
 8/30/2002          7,665                   7,427        10,186
 9/30/2002          6,786                   6,891        10,203
10/31/2002          7,450                   7,239        10,228
11/29/2002          8,220                   7,957        10,228
12/31/2002          7,699                   7,408        10,206

        Portfolio Facts
Net Assets $20,324,277 NAV $7.70

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(27.02)%        (21.41)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged index comprised of the companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on market capitalization.
    It is not possible to invest directly in these Indexes.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                         MFS Mid Cap Growth Portfolio

Massachusetts Financial Services Company
Massachusetts Financial Services Company ("MFS"), the subadviser for the MFS
Mid Cap Growth Portfolio, uses an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the
Portfolio's investment program.

[LOGO] MFS/R/
INVESTMENT MANAGEMENT

It was an exceedingly difficult period for growth stock investors in 2002 with a weak economic recovery and a spate of accounting-related scandals under a near constant umbrella of geopolitical concerns. In this defensive environment, the MFS Mid Cap Stock Portfolio provided a total return of -43.66%, while its
Lipper, Inc. peer group of similar medium-company growth portfolios recorded a
-30.38% total return. The Portfolio's public benchmark, the Russell MidCap
Growth Index posted a -27.41% total return over the identical period.

Unfavorable Market Environment
Despite a heartening rally late in the year, 2002 was an extremely challenging year for equity investors, with most equity indexes seeing double-digit declines. Fundamentals--key business factors such as earnings, profits, and cash flow--deteriorated in a wide array of industries. Business spending almost evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Combined with several high-profile accounting scandals and continued international unrest, these fundamentals proved to be damaging for stock prices.

The Portfolio's underperformance was centered on the first half of the period when a number of large position stocks fell dramatically. Until late in 2001, the Portfolio's strategy of taking concentrated positions in companies in which we have long-term confidence had worked very well. This changed in early 2002 as worries over accounting practices and missed earnings targets served to upend many key holdings. Technology companies VeriSign and Citrix, business services firm CSG Systems, telecommunications company American Tower Systems, and health care firms Cytec and Genzyme all were significant contributors to the Portfolio's underperformance.

A large energy position provided a measure of relief in the first half, benefiting performance as war talk drove energy commodity prices higher. In the latter half of the period, benefits of the more diversified portfolio took hold with upturns in the business cycle boosting holdings in the
advertising-sensitive media area. Increased exposure to biotechnology, insurance firms, and the medical device industry also contributed positive performance.

                                    [CHART]

Top Industries

Consumer Discretionary 30.7%
Information Technology 23.2%
Health Care 22.0%
Industrials  7.9%
Finance 7.7%
Energy 2.3%
Consumer Staples 1.1%
Communication Services 0.5%
Basic Materials 0.4%

                                    [CHART]

Portfolio Composition
  (% of Portfolio)

Common Stocks 95.8%
Short-Term Investments 4.2%

The MFS Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in a non-diversified portfolio of common stocks of companies with medium market capitalizations.

In June, the management team and strategy of the Portfolio were changed. A transition to a more diversified and less concentrated portfolio, with more companies represented and smaller positions in these companies, ensued. By the end of the reporting period, the transition had been completed, and we believe, in 2003, investors will see how the new strategy plays out.

Outlook
We anticipate a modest economic recovery throughout the year and have taken a relatively diversified approach entering 2003. We expect that the markets will remain volatile and uncertain through the first half of the year due to conflicting economic data. Continued unrest over potential war with Iraq will hold back any significant market advance. In light of this near-term market volatility, we will continue to develop positions in growth areas such as technology, retail, and business services.

(Note to investors: In June 2002, the portfolio became team managed, with David
E. Sette-Ducati and Eric B. Fischman as managers. The portfolio was previously managed by Mark Regan.)

                                    [CHART]

                         Value of a $10,000 Investment

                       MFS Mid Cap            Russell MidCap       Consumer
                    Growth Portfolio          Growth Index**    Price Index*
11/30/2001              $10,000                  $10,000            $10,000
12/31/2001               10,599                   10,380              9,961
1/31/2002                 9,735                   10,043              9,983
2/28/2002                 9,362                    9,474             10,023
3/31/2002                 9,981                   10,197             10,079
4/30/2002                 8,678                    9,657             10,135
5/31/2002                 8,161                    9,369             10,135
6/30/2002                 6,811                    8,335             10,141
7/31/2002                 6,129                    7,525             10,152
8/30/2002                 6,139                    7,499             10,186
9/30/2002                 5,568                    6,903             10,203
10/31/2002                6,017                    7,438             10,228
11/29/2002                6,349                    8,020             10,228
12/31/2002                5,972                    7,535             10,206

        Portfolio Facts
Net Assets $17,561,935 NAV $5.96

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(43.66)%        (37.82)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged index comprised of those Russell Mid Cap Index with higher price to book ratios and higher forecasted growth values, specifically the
    800 smallest companies within the top 1,000 of the Russell 3000 Index. The
    Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                           Mid Cap Growth Portfolio

Brian L. Thorkelson, Portfolio Manager
Mr. Thorkelson joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1998.

[PHOTO]

Brian L. Thorkelson

Mid-cap growth stocks finished 2002 in the red, yet still managed to outpace most other equity asset classes. For the period ended December 31, 2002, shares of the Mid Cap Growth Portfolio fell 26.09%. The Portfolio's Lipper, Inc., peer group of mid-cap growth funds averaged a 30.38% decline, while its market benchmark, the S&P MidCap 400 Index, retreated 14.51%.

Investor Sentiment Fluctuates
Mid-cap growth stocks generated flat returns in January and February before surging in March on the strength of better-than-anticipated economic reports.
Stocks in cyclical sectors of the economy delivered the strongest returns in the first quarter, reflecting expectations for a continued economic recovery.
Correspondingly, the Portfolio realized healthy gains from its energy, capital goods and consumer cyclical holdings during this time.

Growth stocks retreated in the second quarter, owing to weak corporate profits, overseas disturbances and allegations of corporate malfeasance. Market conditions continued to deteriorate through September, with technology and telecommunications equipment stocks coming under especially heavy selling pressure. During this difficult stretch, we were able to bolster relative returns through strong stock selection, prudent cash management and a defensive investment approach.

Investor sentiment improved somewhat in the fourth quarter, highlighted by a six-week rally in October and November that pushed growth valuations higher.
The Portfolio's technology and energy holdings notched strong gains during this time, before giving way to renewed selling pressure in December. Consumer discretionary shares also lost ground in December, largely as a result of declining consumer confidence.

Outlook
Looking ahead, we believe the U.S. economy will eventually regain momentum, which should ultimately pave the way for mid-cap stock gains. Nonetheless, the current market environment remains fragile and is not likely to improve until corporate earnings show signs of a sustained recovery. In addition, the political standoff in Iraq continues to

                                    [CHART]
Top Industries

Consumer Discretionary  20.7%
Information Technology  19.8%
Health Care             18.3%
Industrials             11.2%
Finance                 10.1%
Energy                   9.2%
Basic Materials          2.0%
Consumer Staples         1.6%
Communication Services   0.8%
Technology               0.6%

                                    [CHART]

Common Stocks              94.9%
Short-Term Investments      5.1%

The Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

cast a pall over the equity markets. Until this issue is resolved, we expect trading patterns to remain choppy.

In recent months, we have added modestly to the Portfolio's risk profile by increasing our weighting in early cycle growth stocks while trimming our exposure to defensive sectors, such as consumer staples and health care. Given the current climate, we do not anticipate making any major additional structural adjustments to the Portfolio. As always, though, we will continue to seek out attractively valued stocks with significant long-term growth potential.

                                    [CHART]

                         Value of a $10,000 Investment

                          Mid Cap          S&P MidCap           Consumer
                     Growth Portfolio      400 Index*         Price Index**
01/30/1998               $10,000            $10,000             $10,000
02/28/1998                10,732             10,829              10,019
03/31/1998                11,132             11,317              10,037
04/30/1998                11,224             11,523              10,056
05/31/1998                10,650             11,005              10,074
06/30/1998                10,968             11,074              10,087
07/31/1998                10,457             10,645              10,099
08/31/1998                 8,344              8,664              10,111
09/30/1998                 8,868              9,472              10,124
10/31/1998                 9,393             10,319              10,149
11/30/1998                10,084             10,834              10,149
12/31/1998                11,162             12,143              10,142
01/31/1999                11,588             11,670              10,167
02/28/1999                10,939             11,059              10,179
03/31/1999                11,624             11,368              10,210
04/30/1999                12,050             12,265              10,285
05/31/1999                11,920             12,318              10,285
06/30/1999                12,843             12,977              10,285
07/31/1999                12,704             12,702              10,316
08/31/1999                12,487             12,266              10,340
09/30/1999                12,453             11,888              10,390
10/31/1999                13,387             12,493              10,408
11/30/1999                14,357             13,149              10,415
12/31/1999                16,704             13,931              10,415
01/31/2000                16,493             13,538              10,439
02/28/2000                20,549             14,486              10,501
03/31/2000                20,047             15,698              10,588
04/30/2000                18,689             15,150              10,594
05/31/2000                17,859             14,961              10,600
06/30/2000                19,007             15,181              10,662
07/31/2000                18,586             15,420              10,681
08/31/2000                20,821             17,142              10,693
09/30/2000                20,590             17,025              10,749
10/31/2000                19,689             16,447              10,767
11/30/2000                17,733             15,206              10,774
12/31/2000                18,936             16,369              10,767
01/31/2001                19,025             16,734              10,835
02/28/2001                16,177             15,779              10,879
03/31/2001                14,383             14,606              10,903
04/30/2001                16,328             16,217              10,947
05/31/2001                16,313             16,594              10,996
06/30/2001                16,189             16,527              11,015
07/31/2001                15,554             16,281              10,984
08/31/2001                14,564             15,749              10,984
09/30/2001                12,616             13,790              11,033
10/31/2001                13,550             14,400              10,996
11/30/2001                14,654             15,471              10,978
12/31/2001                15,198             16,270              10,934
01/31/2002                14,733             16,186              10,959
02/28/2002                14,118             16,205              11,003
03/31/2002                14,925             17,364              11,064
04/30/2002                14,435             17,283              11,126
05/31/2002                14,065             16,991              11,126
06/30/2002                12,770             15,748              11,132
07/31/2002                11,481             14,222              11,145
08/30/2002                11,397             14,294              11,182
09/30/2002                10,574             13,143              11,201
10/31/2002                11,254             13,712              11,228
11/29/2002                12,062             14,504              11,228
12/31/2002                11,234             13,908              11,204

         Portfolio Facts
Net Assets $348,793,091 NAV $9.63

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         1/30/1998
-------------------------------
(26.09)%          2.39%

* An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.
* *  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                            World Growth Portfolio

T. Rowe Price International, Inc.
T. Rowe Price International, Inc., the subadviser for the World Growth
Portfolio, uses an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Members of the advisory group for the Portfolio include
Mark C.J. Bickford Smith, Frances Dydasco, John R. Ford, James B.M. Seddon and
David J.L. Warren.

[LOGO] T. Rowe Price

International stocks trended lower during the 12 months ended December 31,
2002, although performance varied widely by region. Shares of the World Growth
Portfolio declined 17.43% for the reporting period, while international equity funds tracked by Lipper, Inc. lost an average of 17.25%. The Portfolio's market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far
East (EAFE) Index, retreated 15.94% during this time.

International Returns Vary
European stocks retreated during much of 2002, with technology, media and telecommunications stocks sustaining heavy losses. While this downdraft in
Europe contributed negatively to relative performance, the Portfolio did realize solid returns in select European markets, including Switzerland and the
United Kingdom. Our more aggressive holdings in Europe rebounded in November and December before giving back roughly a third of these gains in December.

Latin American stocks also gave ground, with political and economic concerns plaguing key markets in the region. On balance, Mexican stocks were the strongest performers through September, while returns in Brazil were tempered ahead of that country's presidential elections. The Portfolio's Latin American holdings posted solid gains in the fourth quarter, led by the emerging markets of Venezuela and Peru.

Japanese stocks posted respectable returns through May before stalling over the balance of the reporting period. Concerns about the country's prolonged economic slump and inability to reform its financial institutions pushed the benchmark Nikkei to a 19-year low in December. Throughout the period, we continued to underweight Japan relative to the EAFE Index. Elsewhere in Asia, the Portfolio's holdings posted steadier performance, highlighted by strong gains in Taiwan and South Korea.

Outlook
While global markets have continued to struggle, it is worth noting that international equities outdistanced their U.S. counterparts by a significant margin in 2002, underscoring the importance of overseas investment exposure. We believe international growth prospects remain bright, though we are concerned about

                                    [CHART]

Top Countries

United Kingdom                   28.5%
Japan                            15.8%
France                           13.7%
Switzerland                       6.1%
Italy                             5.6%
Netherlands                       5.0%
Spain                             3.7%
South Korea                       3.2%
Sweden                            2.9%
Germany                           2.3%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks            98.3%
Short-Term Investments    1.7%

The World Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.*

mounting geopolitical tensions, particularly with respect to Iraq. Already, the mere anticipation of U.S. military action there has had a dampening effect on equity returns. Clearly, market participants would benefit from a quick resolution of this conflict.

Nonetheless, there is still plenty of reason for optimism. Over the past year, the dollar has weakened considerably against the major foreign currencies, which should work to the advantage of international investors. In addition, many companies have made considerable progress in rebuilding their balance sheets, which we believe will have a palpable long-term effect on corporate earnings. With interest rates at historic lows in many regions of the world, we envision a period of subdued growth in 2003, with continued low inflation in most markets. Given this backdrop, companies with above average growth potential, strong balance sheets and solid management teams should fare well.

                                    [CHART]

                         Value of a $10,000 Investment

                               World Growth    MSCI EAFE         Consumer
                                Portfolio        Index***      Price Index**
01/18/1996                       $10,000         $10,000         $10,000
01/31/1996                        10,014          10,043          10,059
02/29/1996                         9,988          10,079          10,091
03/31/1996                        10,113          10,296          10,143
04/30/1996                        10,370          10,598          10,182
05/31/1996                        10,351          10,405          10,202
06/30/1996                        10,483          10,466          10,208
07/31/1996                        10,152          10,163          10,228
08/31/1996                        10,305          10,187          10,248
09/30/1996                        10,548          10,460          10,280
10/31/1996                        10,495          10,355          10,313
11/30/1996                        10,980          10,770          10,332
12/31/1996                        11,041          10,634          10,332
01/31/1997                        10,886          10,264          10,365
02/28/1997                        10,998          10,434          10,397
03/31/1997                        10,982          10,475          10,423
04/30/1997                        11,051          10,532          10,436
05/31/1997                        11,754          11,220          10,430
06/30/1997                        12,256          11,842          10,443
07/31/1997                        12,585          12,036          10,456
08/31/1997                        11,449          11,139          10,476
09/30/1997                        12,212          11,765          10,502
10/31/1997                        11,322          10,863          10,528
11/30/1997                        11,291          10,754          10,521
12/31/1997                        11,351          10,851          10,508
01/31/1998                        11,754          11,350          10,528
02/28/1998                        12,440          12,081          10,547
03/31/1998                        12,869          12,456          10,567
04/30/1998                        12,970          12,557          10,586
05/31/1998                        12,946          12,499          10,606
06/30/1998                        12,942          12,596          10,619
07/31/1998                        13,101          12,727          10,632
08/31/1998                        11,499          11,153          10,645
09/30/1998                        11,242          10,814          10,658
10/31/1998                        12,240          11,944          10,684
11/30/1998                        12,799          12,559          10,684
12/31/1998                        13,251          13,058          10,678
01/31/1999                        13,120          13,022          10,704
02/28/1999                        12,888          12,715          10,717
03/31/1999                        13,410          13,249          10,749
04/30/1999                        13,907          13,790          10,827
05/31/1999                        13,275          13,082          10,827
06/30/1999                        13,781          13,595          10,827
07/31/1999                        14,042          14,003          10,860
08/31/1999                        14,197          14,058          10,886
09/30/1999                        14,279          14,202          10,938
10/31/1999                        14,750          14,738          10,958
11/30/1999                        15,780          15,254          10,964
12/31/1999                        17,774          16,627          10,964
01/31/2000                        16,675          15,572          10,990
02/29/2000                        17,580          15,994          11,055
03/31/2000                        17,766          16,618          11,147
04/30/2000                        16,775          15,747          11,153
05/31/2000                        16,176          15,366          11,160
06/30/2000                        16,975          15,970          11,225
07/31/2000                        16,419          15,304          11,244
08/31/2000                        16,812          15,440          11,257
09/30/2000                        15,761          14,692          11,316
10/31/2000                        15,158          14,348          11,336
11/30/2000                        14,378          13,813          11,342
12/31/2000                        14,909          14,307          11,336
01/31/2001                        15,077          14,316          11,407
02/28/2001                        13,744          13,249          11,453
03/31/2001                        12,685          12,352          11,479
04/30/2001                        13,708          13,203          11,524
05/31/2001                        13,105          12,717          11,577
06/30/2001                        12,566          12,197          11,596
07/31/2001                        12,274          11,989          11,564
08/31/2001                        11,967          11,723          11,564
09/30/2001                        10,727          10,537          11,616
10/31/2001                        11,058          10,807          11,577
11/30/2001                        11,528          11,206          11,557
12/31/2001                        11,774          11,273          11,511
01/31/2002                        11,211          10,675          11,538
02/28/2002                        11,330          10,750          11,583
03/31/2002                        11,933          11,337          11,648
04/30/2002                        11,856          11,419          11,713
05/31/2002                        11,865          11,574          11,713
06/30/2002                        11,378          11,095          11,720
07/31/2002                        10,100          12,198          11,733
08/30/2002                        10,071          12,141          11,772
09/30/2002                         8,929          10,820          11,792
10/31/2002                         9,570          11,402          11,821
11/29/2002                        10,117          11,921          11,821
12/31/2002                         9,721          11,521          11,795

         Portfolio Facts
Net Assets $323,294,891 NAV $8.23

Average Annual Total Returns/1/
    December 31, 2002

                       From
                     Inception
 1 Year    5 Years   1/18/1996
-------------------------------
(17.43)%   (3.05)%    (0.41)%

*   International investing has special risks including currency fluctuation and political volatility.
**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
*** The MSCI EAFE Index is an unmanaged market capitalization-weighted equity
    Index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                             FI All Cap Portfolio

                           Fidelity Management & Research Company
                           The FI All Cap Portfolio is subadvised by Fidelity
                           Management & Research Company ("FMR"). Bruce Dirks
                           has served as portfolio manager of the FI All Cap
                           Portfolio since its inception in November 2001. He
                           has been employed by FMR as a portfolio manager
                           since 2000, and has over 13 years in the financial
                           services industry.

[LOGO] Fidelity Investments/(R)/

Global economic weakness and sluggish earnings growth plagued stock returns throughout 2002. Contending with this unsettled equity environment, the FI All
Cap Portfolio recorded a -38.33% total return as compared with its Lipper, Inc.
peer group of similarly run multi-cap core equity portfolios, which posted a
-22.84% total return. The Portfolio's benchmark, the Russell 3000 Index, returned -21.54% over the identical period.

No Sector Posts Positive Return in 2002
In 2002, stocks, as measured by the S&P 500 Index, turned in their third straight year of negative returns--something that had not happened since the
1940's. It was also the S&P 500 Index's worst calendar return since 1974. No sector was immune to losses with stocks in the technology and telecommunications sectors falling the most precipitously.

The Portfolio under-performed the Russell 3000 Index during the one-year period. The primary contributor to performance was weak stock selection, especially in the technology sector. Semiconductor and component manufacturers failed to gain traction in a business climate of tepid capital spending. With technology spending constricted, these stocks sank as disappointing earnings announcements weighed on prices. Another major detractor to the Portfolio's performance was an overweight position to the health care sector. Biotechnology holdings, in particular, struggled with a slowdown in drug research spending.
On the positive, the Portfolio's steadfast adherence to energy stocks paid off as energy services companies such as Noble Drilling and Nabors Industries provided tailwind.

In the fourth quarter, as stock prices rose sharply, the Portfolio suffered on a relative basis as lethargic spending over the holiday season impacted our overweight position to the consumer discretionary sector. Poor stock picking in the technology sector, which soared late in the period, hurt performance as the
Portfolio had less exposure to some of the more explosive names in the software and personal computing space.

Outlook
The Portfolio's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term

                                    [CHART]

Top Industries

Finance 19.1%
Health Care 14.2%
Information Technology 13.9%
Consumer Discretionary 12.8%
Industrials 11.5%
Consumer Staples 9.3%
Energy 6.2%
Communication Services 3.8%
Basic Materials 2.9%
Utilities 2.6%

                                    [CHART]

Portfolio Composition
  (% of Portfolio)

Common Stocks 96.3%
Short-Term Investments 3.7%

The FI All Cap Portfolio seeks the long-term growth of capital by investing primarily in common stocks of all capitalizations.

and long-term earnings growth will be considered along with a particular stock's overall valuation level. Because the Portfolio tends to employ a growth strategy, emphasis will likely be on growth-oriented sectors going forward, while less growth-oriented sectors will be de-emphasized. As always, stock-by-stock portfolio construction using Fidelity's extensive research capabilities will ultimately drive investment decisions.

Late in the year, stocks rose in reaction to better earnings news and improving economic sentiment. After considerable cost cutting, many firms are in much learner condition and stand to benefit once the economic recovery picks up steam. Patient equity investors will be rewarded in the future as a stronger economy and more robust corporate earnings boost stock prices.

                                    [CHART]

                         Value of a $10,000 Investment

                                  Russell         Consumer
                 FI All Cap        3000             Price
                  Portfolio       Index**          Index*
11/30/2001        $10,000         $10,000         $10,000
12/31/2001         10,310          10,141           9,961
01/31/2002          9,754          10,014           9,983
02/28/2002          9,579           9,809          10,023
03/31/2002         10,156          10,239          10,079
04/30/2002          9,647           9,702          10,135
05/31/2002          9,207           9,589          10,135
06/30/2002          7,882           8,899          10,141
07/31/2002          7,027           8,192          10,152
08/30/2002          6,879           8,230          10,186
09/30/2002          6,092           7,366          10,203
10/31/2002          6,433           7,952          10,228
11/29/2002          6,707           8,433          10,228
12/31/2002          6,358           7,957          10,206

        Portfolio Facts
Net Assets $35,549,680 NAV $6.35

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(38.33)%        (34.13)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged index comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 3000 Index is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                               Growth Portfolio

Scott A. Vergin, Portfolio Manager
Mr. Vergin began serving as portfolio manager of the Growth Portfolio in
November 1994. He joined Thrivent Financial for Lutherans in 1984 and has served as a portfolio manager since 1994.

[PHOTO]

Scott A. Vergin

Investor psychology remained fragile in 2002, helping drive large-company stock returns lower. For the 12-month period ended December 31, 2002, shares of the
Growth Portfolio were off 29.99%, while large-capitalization growth funds tracked by Lipper, Inc. averaged a 29.18% decline. The Portfolio's market benchmark, the S&P 500 Index, lost 22.10% during this time.

Market Environment Fickle
With corporate profits already weak, investors faced new concerns in 2002--many stemming from the collapse of energy trader Enron. As news spread of Enron's aggressive accounting practices, investors cast a skeptical eye on other companies' balance sheets, as well. This created considerable turbulence in the equity markets--made worse by vacillating views on the state of the economy.
Through June, the Portfolio's aggressive stance and relatively low cash reserves hurt relative performance, while our exposure to troubled conglomerate
Tyco also dampened returns.

Investors remained skittish in the second half, fretting over the decelerating economy, continued terrorism threats and the potential for a U.S.-led war in
Iraq. Stock valuations hit a cyclical low in July, which was subsequently retested in early October. While technology issues sustained particularly heavy losses during this time, we were able to gain ground against our peer group in this sector due to strong stock selection.

As the period progressed, we remained fully invested while concentrating our investments in cyclical growth sectors of the economy, including industrial manufacturing, media and technology. This strategy worked to our advantage in late October and November, when growth stocks rebounded on the strength of promising economic indicators. December saw a pullback in valuations, with investors taking profits following nearly two months of market gains.

Outlook
Despite the dismal performance of large-company stocks over the past year, we remain optimistic heading into 2003. After sputtering in the fourth quarter of
2002, we believe the economy will show gradual strength over the coming year.
This, coupled

                                    [CHART]

Top Industries

Information Technology             20.7%
Health Care                        18.9%
Finance                            17.7%
Consumer Discretionary             16.3%
Industrials                         9.7%
Consumer Staples                    6.2%
Energy                              4.4%
Communication Services              1.1%
Basic Materials                     0.8%

                                    [CHART]

Portfolio Composition
  (% of Portfolio)

Common Stocks 95.8%
Short-Term Investments 4.2%

The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

with low interest rates, should bode well for both capital spending and corporate profitability. A sustained increase in business activity could improve investor confidence, which is sorely needed in today's market environment. The wild card, however, remains the tense situation in Iraq, which will need to be addressed one way or another before investors can let down their guard.

Over the coming months, we will continue to focus on companies most likely to benefit from a cyclical rebound in the economy. Examples include enterprise software providers within the technology sector, as well as broadcasters and cable operators within the media arena. As always, however, we will keep the
Portfolio invested across a broad range of industries, while seeking out firms able to prosper regardless of economic conditions.

                                    [CHART]

Date               Growth
               Portfolio Value  S&P 500 Index*   CPI Value**
               ---------------  --------------   -----------
12/31/1992        $10,000          $10,000         $10,000
 1/31/1993         10,173           10,084          10,049
 2/28/1993         10,146           10,221          10,085
 3/31/1993         10,428           10,437          10,120
 4/30/1993         10,237           10,184          10,148
 5/31/1993         10,501           10,457          10,162
 6/30/1993         10,511           10,488          10,176
 7/31/1993         10,481           10,445          10,176
 8/31/1993         10,866           10,842          10,204
 9/30/1993         10,966           10,759          10,226
10/31/1993         11,063           10,981          10,268
11/30/1993         10,766           10,876          10,275
12/31/1993         11,010           11,008          10,275
 1/31/1994         11,356           11,382          10,303
 2/28/1994         11,049           11,073          10,338
 3/31/1994         10,513           10,591          10,374
 4/30/1994         10,499           10,726          10,388
 5/31/1994         10,512           10,902          10,395
 6/30/1994         10,154           10,635          10,430
 7/31/1994         10,396           10,984          10,458
 8/31/1994         10,869           11,435          10,500
 9/30/1994         10,693           11,155          10,529
10/31/1994         10,844           11,406          10,536
11/30/1994         10,417           10,990          10,550
12/31/1994         10,497           11,153          10,550
 1/31/1995         10,728           11,443          10,592
 2/28/1995         11,151           11,888          10,634
 3/31/1995         11,468           12,239          10,669
 4/30/1995         11,800           12,600          10,705
 5/31/1995         12,165           13,103          10,726
 6/30/1995         12,697           13,408          10,747
 7/31/1995         13,378           13,852          10,747
 8/31/1995         13,419           13,887          10,775
 9/30/1995         13,838           14,473          10,796
10/31/1995         13,877           14,421          10,832
11/30/1995         14,385           15,055          10,825
12/31/1995         14,409           15,345          10,817
 1/31/1996         14,758           15,867          10,881
 2/28/1996         15,066           16,014          10,916
 3/31/1996         15,119           16,168          10,973
 4/30/1996         15,659           16,407          11,015
 5/31/1996         16,004           16,830          11,036
 6/30/1996         15,796           16,894          11,043
 7/31/1996         15,115           16,147          11,064
 8/31/1996         15,710           16,488          11,085
 9/30/1996         16,665           17,416          11,121
10/31/1996         16,950           17,896          11,156
11/30/1996         18,027           19,249          11,177
12/31/1996         17,638           18,868          11,177
 1/31/1997         18,804           20,047          11,212
 2/28/1997         18,567           20,204          11,247
 3/31/1997         17,693           19,373          11,276
 4/30/1997         18,516           20,530          11,290
 5/31/1997         19,829           21,780          11,283
 6/30/1997         20,672           22,756          11,297
 7/31/1997         22,502           24,566          11,311
 8/31/1997         21,608           23,190          11,332
 9/30/1997         22,804           24,460          11,360
10/31/1997         22,045           23,643          11,388
11/30/1997         22,642           24,738          11,381
12/31/1997         22,961           25,163          11,367
 1/31/1998         23,121           25,441          11,388
 2/28/1998         24,752           27,276          11,409
 3/31/1998         26,001           28,672          11,431
 4/30/1998         26,448           28,961          11,452
 5/31/1998         25,808           28,463          11,473
 6/30/1998         26,797           29,619          11,487
 7/31/1998         26,504           29,304          11,501
 8/31/1998         22,025           25,067          11,515
 9/30/1998         23,693           26,673          11,529
10/31/1998         25,543           28,842          11,557
11/30/1998         27,207           30,590          11,557
12/31/1998         29,477           32,353          11,550
 1/31/1999         31,331           33,706          11,579
 2/28/1999         30,026           32,659          11,593
 3/31/1999         31,929           33,965          11,628
 4/30/1999         33,014           35,281          11,712
 5/31/1999         32,345           34,448          11,712
 6/30/1999         34,678           36,360          11,712
 7/31/1999         33,650           35,224          11,748
 8/31/1999         33,594           35,050          11,776
 9/30/1999         33,722           34,089          11,832
10/31/1999         36,080           36,246          11,853
11/30/1999         38,343           36,983          11,861
12/31/1999         42,331           39,162          11,861
 1/31/2000         40,861           37,194          11,889
 2/28/2000         44,073           36,490          11,959
 3/31/2000         46,537           40,060          12,058
 4/30/2000         44,112           38,855          12,065
 5/31/2000         41,981           38,057          12,072
 6/30/2000         44,833           38,995          12,142
 7/31/2000         44,109           38,386          12,164
 8/31/2000         48,188           40,770          12,178
 9/30/2000         45,456           38,618          12,241
10/31/2000         44,081           38,454          12,262
11/30/2000         39,291           35,423          12,269
12/31/2000         40,236           35,596          12,262
 1/31/2001         41,838           36,859          12,340
 2/28/2001         36,711           33,498          12,389
 3/31/2001         33,760           31,376          12,417
 4/30/2001         37,246           33,814          12,467
 5/31/2001         36,950           34,041          12,523
 6/30/2001         35,926           33,212          12,544
 7/31/2001         34,716           32,885          12,509
 8/31/2001         31,703           30,827          12,509
 9/30/2001         28,177           28,337          12,565
10/31/2001         29,519           28,878          12,523
11/30/2001         32,359           31,093          12,502
12/31/2001         32,538           31,365          12,452
 1/31/2002         31,545           30,908          12,481
 2/28/2002         29,913           30,312          12,530
 3/31/2002         31,311           31,452          12,600
 4/30/2002         28,726           29,545          12,671
 5/31/2002         28,195           29,327          12,671
 6/30/2002         25,714           27,238          12,678
 7/31/2002         23,666           25,115          12,692
 8/30/2002         23,846           25,281          12,734
 9/30/2002         21,545           22,536          12,756
10/31/2002         23,408           24,517          12,787
11/29/2002         24,659           25,959          12,787
12/31/2002         22,779           24,435          12,759

          Portfolio Facts
Net Assets $2,004,730,773 NAV $10.62

Average Annual Total Returns/1/
    December 31, 2002

 1 Year    5 Years   10 Years
-------------------------------
(29.99)%   (0.16)%    8.58%

*  An unmanaged index comprised of 500 stocks representative of the stock market as a whole. It is not possible to invest directly in the Index.
**   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                        MFS Investors Growth Portfolio

Massachusetts Financial Services Company
The MFS Investors Growth Portfolio is subadvised by Massachusetts Financial
Services Company ("MFS"). Stephen Pesek, senior vice president of MFS, has served as portfolio manager of the MFS Investors Growth Portfolio since its inception in November 2001. He has been employed in the investment management area of MFS since 1994 and has served as a portfolio manager of Massachusetts
Investors Growth Stock Fund since 1999.

[LOGO] MFS/R/
INVESTMENT MANAGEMENT

Over the one year period ended December 31, 2002, large-company growth stock prices were buffeted by weak economic conditions, a string of high-profile bankruptcies and accounting irregularities, and concerns over the geopolitical landscape. In this difficult environment, the MFS Investors Growth Portfolio posted a -26.53% total return, bettering its Lipper, Inc. peer group of similar large-company growth portfolios, which averaged a -29.18% total return. The portfolio's benchmark, the Russell 1000 Growth Index, recorded a -27.88% total return over the identical period.

Growth Stocks Suffer in Defensive Market
After an impressive rebound in the closing months of 2001, equities were waylaid by a weakened economic recovery in the first quarter followed by a rash of bankruptcies and accounting-related improprieties in the second quarter.
Anxiety over balance sheets had a particularly damaging effect on certain large-company growth stock prices as investors shied away from firms with higher debt loads or that had aggressively acquired companies in the late
1990's. The Russell 1000 Growth Index lost a full one-quarter of its value over the course of the year, recovering somewhat in the final quarter as modestly improving corporate earnings news came to light.

Weakness in technology and health care, two of the largest sectors for large-cap growth indexes, provided drag to the large-company index, while the energy, basic materials, and transportation areas performed better. The
Portfolio benefited from bolstered demand in advertising as cable and media holdings performed admirably late in the reporting period. Select positions in health care management added to returns as price increases in health care outstripped medical cost trends. Profits were taken near the end of the year as we trimmed positions in Viacom and Clear Channel Communications.

Detractors from portfolio performance included intensifying competition in health care holdings

                                    [CHART]

Top Industries

Information Technology                     20.8%
Health Care                                18.5%
Consumer Discretionary                     16.1%
Finance                                    12.3%
Industrials                                12.3%
Consumer Staples                            9.9%
Energy                                      3.9%
Communication Services                      0.7%

                                    [CHART]
     Portfolio Composition
        (% of Portfolio)

Common Stocks              94.5%
Short-Term Investments      5.5%

The MFS Investors Growth Portfolio seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks that appear to offer better than average growth potential.

which led to Baxter International missing growth targets and Genzyme, a biotechnology company, suffered under the burden of bloated inventories. The biggest single detractor from performance was Tyco International--its stock dropped precipitously due to the conglomerate's economically sensitive business, accounting concerns, and improper management conduct.

Outlook
Looking forward, we believe a prolonged period of positive, but anemic, growth is ahead. Fundamental issues such as surplus capacity, brought on by excessive capital spending in the late 1990's, will continue to hold down stock prices and corporate profits. In this possible environment, we doubt that particular sectors will emerge as clear leaders but instead will look for stock-specific opportunities. Given this, we will adhere to a well-diversified portfolio across both industry and issuer.

                                    [CHART]

                         Value of a $10,000 Investment

                 MFS Investors      S&P 500/      Consumer
                    Growth        Barra Growth     Price
                  Portfolio          Index**       Index*
11/30/2001        $10,000         $10,000         $10,000
12/31/2001         10,089          10,015           9,961
1/31/2002           9,758           9,999           9,983
2/28/2002           9,456           9,704          10,023
3/31/2002           9,875           9,936          10,079
4/30/2002           9,258           9,225          10,135
5/31/2002           9,073           9,046          10,135
6/30/2002           8,367           8,320          10,141
7/31/2002           7,782           7,921          10,152
8/30/2002           7,839           7,970          10,186
9/30/2002           7,195           7,146          10,203
10/31/2002          7,687           7,806          10,228
11/29/2002          8,019           8,185          10,228
12/31/2002          7,412           7,653          10,206

        Portfolio Facts
Net Assets $24,451,941 NAV $7.40

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(26.53)%        (24.12)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged capitalization weighted index composed of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra
    Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as
    "growth." It is not possible to invest directly in either Index. The composition of the S&P 500/Barra Growth Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 500.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

[LOGO] T. Rowe Price

                          TRP Growth Stock Portfolio

T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc., the TRP Growth Stock Portfolio is subadvised by
T. Rowe Price Associates, Inc. Robert W. Smith, managing director of T. Rowe
Price, has served as portfolio manager of TRP Growth Stock Portfolio since its inception in November 2001. He also serves as portfolio manager of the retail
T. Rowe Price Growth Stock Fund. He has been employed in the investment management area of T. Rowe Price since 1992.

It was a difficult year for growth stock investors in light of a slow economic recovery and increased tensions around the world. Given this unsettled backdrop, the Portfolio provided a -23.20% total return for investors, bettering its Lipper, Inc. peer group of similar large-company growth portfolios which posted a -29.18% average total return. The Portfolio's benchmark, the broad S&P 500/Barra Growth Index, posted a -22.10% total return over the identical period.

Harsh Environment for Growth Investors
Every sector in the S&P 500 suffered negative returns in a business climate marked by weak spending and general uncertainty. Throughout the year businesses pared spending and provided less-than-inspiring guidance on future prospects.
In the second quarter, a spate of accounting-related improprieties led to a swift downward price spiral for many growth companies with heavier debt burdens or less transparent balance sheets. The telecommunications, cable and media, and energy sectors bore the brunt of the fallout from high-profile bankruptcies related to accounting misdeeds. The Portfolio's performance was hindered by its exposure to conglomerates Tyco and General Electric, but benefited in relative terms as we carried underweight positions compared to our peers. Despite the complexity of these large conglomerates businesses, we feel that both firm's fundamentals are sound and will provide good performance over the next few years.

Strong stock selection, as well as a smaller relative allocation to the information technology sector boosted performance. This significant underweighted position generated a strong contribution to overall portfolio performance as technology stocks couldn't shake weak end demand and inventory build-ups throughout the year. Health care was another positive for the
Portfolio as service providers remained resilient and helped offset weakness in the pharmaceutical and equipment manufacturing areas of the sector. Our overweight positions to such firms as WellPoint Health Networks, UnitedHealth
Group, and AmerisourceBergen were strong contributors to performance until the fourth quarter when investors

                                    [CHART]

Top Industries

Finance                             20.8%
Health Care                         19.3%
Consumer Discretionary              18.3%
Industrials                         12.5%
Information Technology              12.1%
Consumer Staples                     7.9%
Energy                               3.6%
Communication Services               2.6%

                                    [CHART]

Portfolio Composition
(% of Portfolio)
Common Stocks              97.1%
Short-Term Investments      2.9%

The TRP Growth Stock Portfolio seeks long-term growth of capital and to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

turned to more cyclical sectors. In the summer months, we took advantage of the stock price stability of several of these health care service providers by trimming select positions and reallocating to media and technology holdings which offered attractive prices. Both sectors surged in the 4th quarter, rewarding our strategy and investors.

On the negative side, the industrials and business services sector was the largest single detractor to relative results as investors punished large conglomerates that had complex accounting or engaged in an acquisition strategy in the past. The business services area struggled with flagging demand at the beginning of the year but as the economy improved late in the period rebounded nicely.

Outlook
Sharp cuts in capital investment, successful labor cost containment efforts, combined with strong productivity gains have set the stage for a resumption of corporate profit growth, which in turn should provide the foundation for a capital spending rebound. Our outlook is optimistic as we believe that the valuations of our holdings are very attractive relative to their earnings growth prospects. The Portfolio holds seasoned, well-managed, consistent growth companies, and during the year we systematically increased our allocation to economically-sensitive stocks that will provide rewards when the eventual economic upturn occurs. Over time, in an environment of stable earnings and increasing profits, we believe investor uncertainty will subside and growth stock investing will regain its luster.

                                    [CHART]

                         Value of a $10,000 Investment

              Consumer         TRP Growth       S&P 500/
               Price             Stock        Barra Growth
               Index*          Portfolio        Index**
11/30/2001     $10,000         $10,000         $10,000
12/31/2001       9,961          10,163          10,015
01/31/2002       9,983           9,805           9,999
02/28/2002      10,023           9,588           9,704
03/31/2002      10,079          10,008           9,936
04/30/2002      10,135           9,419           9,225
05/31/2002      10,135           9,286           9,046
06/30/2002      10,141           8,487           8,320
07/31/2002      10,152           7,876           7,921
08/30/2002      10,186           8,045           7,970
09/30/2002      10,203           7,212           7,146
10/31/2002      10,228           7,894           7,806
11/29/2002      10,228           8,290           8,185
12/31/2002      10,206           7,805           7,653

        Portfolio Facts
Net Assets $36,848,844 NAV $7.79

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(23.20)%        (20.42)%

*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged capitalization weighted index composed of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra
   Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as
   "growth." The composition of the S&P 500/Barra Growth Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 500. It is not possible to Invest directly in either Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                                Value Portfolio

Lewis A. Bohanon, Portfolio Manager
Mr. Bohanon began serving as portfolio manager of the Value Portfolio in
February 2002. He joined Thrivent Financial for Lutherans in 1995 and has served as a portfolio manager since 1995.

[PHOTO]

Lewis A. Bohanon

Value stocks generated solid returns early on, before they succumbed to selling pressure later in the year. For the 12-month period ended December 31, 2002, shares of the Value Portfolio retreated 22.85%, while large-cap value funds tracked by Lipper, Inc., averaged a 19.87% decline. The Portfolio's market benchmark, the S&P 500/Barra Value Index, lost 20.85% during this same time.

Third Quarter Difficult
The first quarter of 2002 produced mixed results for equity investors, with growth and value shares jockeying for market leadership. As the period progressed, investors placed increased emphasis on corporate accounting issues, penalizing companies with even slight hints of balance sheet uncertainty. Value stocks retreated in April behind disappointing earnings projections, but still managed to outperform growth issues through the second quarter. During this time, the Portfolio's health care, consumer staples and utility holdings helped shore up relative performance.

Market volatility escalated significantly during the third quarter, hampering the performance of growth- and value-oriented shares alike. With market participants growing increasingly risk averse, we steered clear of hard-hit telecommunications issues, while maintaining our technology allocation at modest levels. This strategy helped buffer the Portfolio during the turbulent summer months, resulting in competitive returns through September.

October and November were particularly difficult months--accounting for nearly all of the Portfolio's underperformance for the year. In October, a number of large positions across several different sectors disappointed, pulling the
Portfolio's returns lower. November saw a sudden upsurge in the performance of speculative growth stocks, which proved ill-suited to the Portfolio's defensive investment posture. This same structure worked to our advantage in December, however, as growth stocks retreated amid growing economic and geopolitical concerns.

Outlook
As we move into 2003, there is still plenty of concern surrounding the sluggish economy and the specter of a U.S. showdown in Iraq. Until clear progress is shown

                                    [CHART]

Top Industries

Finance                 27.1%
Energy                  10.4%
Industrials             10.4%
Consumer Discretionary  10.0%
Information Technology   7.7%
Health Care              7.6%
Consumer Staples         7.1%
Communication Services   6.2%
Basic Materials          5.5%
Utilities                3.8%

                                    [CHART]

Common Stocks - 95.8%
Short Term Investments - 4.2%

The Value Portfolio seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

on both of these fronts, investors are likely to remain hesitant at best.
Fortunately, a fiscal stimulus package could be in the offing and business spending appears to be picking up, which should result in healthier stock market returns over the long-term.

Over the past few months, we have made significant efforts to minimize company-specific risk by increasing the number of holdings in the Portfolio. At the same time, we have reduced our exposure to defensive market segments and shored up our position in economically sensitive stocks. We believe this measured investment approach will help cushion the Portfolio against major earnings disappointments, while still allowing our investors to benefit from an expanding U.S. economy.

                                    [CHART]

                         Value of a $10,000 Investment

                                  S&P 500/        Consumer
                    Value       Barra Value        Price
                  Portfolio       Index**          Index*
11/30/2001        $10,000        $10,000          $10,000
12/31/2001         10,144         10,152            9,961
01/31/2002          9,949          9,874            9,983
02/28/2002          9,927          9,785           10,023
03/31/2002         10,377         10,287           10,079
04/30/2002         10,070          9,771           10,135
05/31/2002         10,060          9,810           10,135
06/30/2002          9,412          9,192           10,141
07/31/2002          8,611          8,198           10,152
08/30/2002          8,644          8,255           10,186
09/30/2002          7,788          7,312           10,203
10/31/2002          7,859          7,919           10,228
11/29/2002          8,199          8,475           10,228
12/31/2002          7,826          8,034           10,206

        Portfolio Facts
Net Assets $95,105,825 NAV $7.74

Average Annual Total Returns/1/
 December 31, 2002

                  From
               Inception
 1 Year        11/30/2001
-------------------------------
(22.85)%        (20.22)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged capitalization weighted index composed of the lowest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra
    Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth."
    It is not possible to invest directly in either index. The composition of the S&P 500/Barra Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                             High Yield Portfolio

Paul J. Ocenasek and Mark L. Simenstad, Portfolio Co-Managers
Mr. Ocenasek joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1997. Mr. Simenstad has been a portfolio manager with
Thrivent Financial for Lutherans since 1999.

[PHOTO]

Paul J. Ocenasek

[PHOTO]

Mark L. Simenstad

The high-yield bond market exhibited some signs of rallying a few times throughout the year, but the weight of the problematic telecommunications sector, weak overall equity markets, corporate malfeasance, and a spate of credit downgrades proved too much to overcome over the twelve-month period ending December 31, 2002. The High Yield Portfolio finished the reporting period with a -8.65% total return. Its Lipper, Inc peer group of similar high-yield portfolios averaged a total return of -0.35%. The Portfolio's market benchmark, the Lehman Brothers High Yield Index, returned -1.41% over this same time period.

Lower Credit Quality Punished
Early in the period, high-yield bonds showed signs of improvement and investors funneled more than $8 billion into the market, which drove prices upward. As the year continued, high-profile balance sheet meltdowns and even outright fraud occurred, resulting in investor's fleeing all but the most credit-sound companies in the sectors most affected by the plague of accounting irregularities. Well-established, once stable companies in the telecommunications and energy trading sectors were especially impacted and the
Portfolio's holdings in these sectors suffered accordingly.

Market illiquidity was also of chief concern over the period. The high-yield market, as well as the Portfolio, witnessed significant bond price markdowns even as little to no trading occurred. Lack of exposure to the gaming sector hurt results but, providing a degree of ballast was our above-average exposure to a number of stable, well-performing industries, such as consumer products, food, and packaging. In summary, our slightly higher exposure to the telecommunications and energy trading sectors versus our peers, along with some equity-sensitive illiquid securities were key factors behind the Portfolio's underperformance.

Credit downgrades bring opportunity
Some very large companies saw their debt downgraded, from high-quality to
"junk" status over the period because of corporate malfeasance. The sheer volume of this "fallen angel" debt swamped the high-yield market and added to the balance inequity in the buyer and seller equation. While credit downgrades are

                                    [CHART]

Top Industries

Communication Services  21.7%
Industrials             15.2%
Consumer Cyclical       14.0%
Consumer Non-Cyclical   13.9%
Utilities               10.3%
Finance                  7.4%
Capital Goods            6.5%
Technology               0.8%

                                    [CHART]

Long Term Fixed Income - 91.3%
Preferred Stock - 4.5%
Short Term Investments - 3.6%
Common Stocks - 0.6%

                                    [CHART]

Moody's Bond Quality
Rating Distribution

Aaa                0.0%
Aa                 0.0%
A                  0.0%
Baa               13.9%
Ba                33.0%
B                 48.8%
Caa                2.6%
Ca                 0.0%
C                  0.9%
D                  0.8%
Not Rated          0.0%

The High Yield Portfolio seeks high current income and, secondarily growth of capital by investing primarily in high-yielding ("junk") corporate bonds.*

often construed as negative, they also bring opportunities. We were able to take advantage of some of these better quality fallen credits at attractive prices and believe many of these positions will recover and bear fruit for the patient investor.

Outlook
In spite of another period of weakness in the high-yield bond market, our outlook for 2003 has improved markedly. Bond default rates peaked at a historically high 10% in February of 2002 and trended downward significantly towards the end of the period. We also saw the spread between the risk free treasury and high-yield bonds begin to tighten in the later part of the period.
These trends should continue throughout 2003 as corporate profitability and, correspondingly, the equity markets improve. History has shown that high-yield bond prices appreciate as default rates decline and spreads tighten. The only negatives we see for next year are the uncertain geopolitical situation and the excess capacity problem that some companies are still facing. If these things occur, the rebound in the high-yield market may be delayed. We continue to de-emphasize the lowest rated, highest risk, triple C category in favor of higher quality single and double B credits because we believe they still offer good relative value. We believe that the patient investor will be eventually rewarded and that the portfolio is positioned well for an upturn in fortunes.

                                    [CHART]

                                               Lehman Brothers
               Consumer        High Yield        High Yield
Date        Price Index***     Portfolio         Bond Index**

12/31/1992     $10,000          $10,000           $10,000
 1/31/1993      10,049           10,403            10,291
 2/28/1993      10,085           10,572            10,472
 3/31/1993      10,120           10,800            10,607
 4/30/1993      10,148           10,865            10,700
 5/31/1993      10,162           11,058            10,827
 6/30/1993      10,176           11,433            11,054
 7/31/1993      10,176           11,547            11,161
 8/31/1993      10,204           11,639            11,255
 9/30/1993      10,226           11,639            11,284
10/31/1993      10,268           12,035            11,512
11/30/1993      10,275           12,084            11,568
12/31/1993      10,275           12,291            11,712
 1/31/1994      10,303           12,671            11,966
 2/28/1994      10,338           12,625            11,935
 3/31/1994      10,374           12,146            11,484
 4/29/1994      10,388           11,990            11,405
 5/31/1994      10,395           12,051            11,411
 6/30/1994      10,430           12,102            11,446
 7/31/1994      10,458           12,013            11,543
 8/31/1994      10,500           12,106            11,625
 9/30/1994      10,529           12,044            11,626
10/31/1994      10,536           12,079            11,653
11/30/1994      10,550           11,820            11,507
12/31/1994      10,550           11,751            11,591
 1/31/1995      10,592           11,789            11,749
 2/28/1995      10,634           12,249            12,151
 3/31/1995      10,669           12,371            12,282
 4/30/1995      10,705           12,675            12,594
 5/31/1995      10,726           12,946            12,947
 6/30/1995      10,747           13,009            13,030
 7/31/1995      10,747           13,421            13,194
 8/31/1995      10,775           13,478            13,236
 9/30/1995      10,796           13,606            13,398
10/31/1995      10,832           13,670            13,481
11/30/1995      10,825           13,829            13,600
12/31/1995      10,817           14,054            13,814
 1/31/1996      10,881           14,381            14,057
 2/28/1996      10,916           14,745            14,068
 3/31/1996      10,973           14,605            14,058
 4/30/1996      11,015           14,704            14,089
 5/31/1996      11,036           14,868            14,174
 6/30/1996      11,043           14,749            14,291
 7/31/1996      11,064           14,644            14,358
 8/31/1996      11,085           14,880            14,513
 9/30/1996      11,121           15,389            14,863
10/31/1996      11,156           15,346            14,977
11/30/1996      11,177           15,505            15,272
12/31/1996      11,177           15,677            15,382
 1/31/1997      11,212           15,865            15,532
 2/28/1997      11,247           16,097            15,789
 3/31/1997      11,276           15,584            15,554
 4/30/1997      11,290           15,586            15,718
 5/31/1997      11,283           16,184            16,054
 6/30/1997      11,297           16,648            16,277
 7/31/1997      11,311           17,220            16,724
 8/31/1997      11,332           17,277            16,686
 9/30/1997      11,360           17,814            17,016
10/31/1997      11,388           17,656            17,031
11/30/1997      11,381           17,713            17,194
12/31/1997      11,367           17,887            17,345
 1/31/1998      11,388           18,264            17,657
 2/28/1998      11,409           18,520            17,761
 3/31/1998      11,431           18,763            17,928
 4/30/1998      11,452           18,691            17,998
 5/31/1998      11,473           18,625            18,061
 6/30/1998      11,487           18,717            18,126
 7/31/1998      11,501           18,831            18,229
 8/31/1998      11,515           17,311            17,223
 9/30/1998      11,529           17,055            17,301
10/31/1998      11,557           16,697            16,946
11/30/1998      11,557           17,526            17,649
12/31/1998      11,550           17,619            17,669
 1/31/1999      11,579           18,005            17,931
 2/28/1999      11,593           17,866            17,825
 3/31/1999      11,628           18,195            17,996
 4/30/1999      11,712           18,921            18,344
 5/31/1999      11,712           18,624            18,096
 6/30/1999      11,712           18,820            18,057
 7/31/1999      11,748           18,872            18,130
 8/31/1999      11,776           18,690            17,930
 9/30/1999      11,832           18,552            17,801
10/31/1999      11,853           18,502            17,682
11/30/1999      11,861           18,919            17,890
12/31/1999      11,861           19,472            18,091
 1/31/2000      11,889           19,580            18,013
 2/28/2000      11,959           20,090            18,048
 3/31/2000      12,058           19,697            17,669
 4/30/2000      12,065           19,256            17,697
 5/31/2000      12,072           18,735            17,516
 6/30/2000      12,142           18,999            17,872
 7/31/2000      12,164           18,844            18,009
 8/31/2000      12,178           18,710            18,132
 9/30/2000      12,241           18,209            17,973
10/31/2000      12,262           17,219            17,398
11/30/2000      12,269           15,406            16,709
12/31/2000      12,262           15,467            17,031
 1/31/2001      12,340           16,867            18,307
 2/28/2001      12,389           16,832            18,551
 3/31/2001      12,417           15,929            18,114
 4/30/2001      12,467           15,406            17,889
 5/31/2001      12,523           15,549            18,211
 6/30/2001      12,544           14,958            17,700
 7/31/2001      12,509           14,985            17,961
 8/31/2001      12,509           15,150            18,173
 9/30/2001      12,565           14,044            16,951
10/31/2001      12,523           14,467            17,371
11/30/2001      12,502           14,908            18,004
12/31/2001      12,452           14,905            17,931
 1/31/2002      12,481           15,141            18,056
 2/28/2002      12,530           14,780            17,804
 3/31/2002      12,600           15,041            18,232
 4/30/2002      12,671           15,175            18,516
 5/31/2002      12,671           14,912            18,421
 6/30/2002      12,678           13,855            17,063
 7/31/2002      12,692           13,237            16,317
 8/30/2002      12,734           13,348            16,782
 9/30/2002      12,756           13,102            16,562
10/31/2002      12,787           12,876            16,418
11/29/2002      12,787           13,596            17,435
12/31/2002      12,759           13,451            17,678

         Portfolio Facts
Net Assets $719,945,472 NAV $4.40

Average Annual Total Returns/1/
   December 31, 2002

1 Year     5 Years   10 Years
-------------------------------
(8.65)%    (5.31)%    3.13%

*   High-yield bonds carry greater volatility and risk than investment grade bonds.
** An unmanaged index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the
   Index.
***  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                               Income Portfolio

Michael G. Landreville and Alan D. Onstad, Portfolio Co-Managers
Mr. Landreville joined Thrivent Financial for Lutherans in 1983 and has served as a portfolio manager since 1998. Mr. Onstad joined Thrivent Financial for
Lutherans in 1973 and has served as a portfolio manager since 1995.

[PHOTO]

Michael G. Landreville

[PHOTO]

Alan D. Onstad

Investment-grade bond investors reaped healthy gains in 2002, aided by otherwise negative factors like economic uncertainty and stock market volatility. For the 12-month period ended December 31, 2002, the Income
Portfolio posted a 5.75% total return, while its Lipper, Inc., peer group of corporate debt BBB-rated funds advanced by an average of 8.74%. The Portfolio's market benchmark, the Lehman Brothers Aggregate Index, gained 10.25%.

Investor Selectivity Increases
Early in the year, the investment-grade market was paced by corporate bonds, which outperformed U.S. Treasury bonds through March. This trend, coupled with tightening yield spreads, underscored strengthening economic indicators and improved market psychology during the first quarter.

Market conditions weakened considerably in April, putting pressure on corporate bonds and ratcheting up demand for Treasuries and other safe-haven assets.
Following Enron's well-chronicled implosion, investors increasingly shunned bonds issued by large, debt-laden companies. Subsequently, telecommunications and utility credits delivered weak performance through September. After generating competitive returns over the first half of the year, our relatively high exposure to corporate bonds caused the Portfolio to underperform its peer group by a wide margin during the third quarter. The disappointing performance of select individual credits weighed down relative returns still further.

Corporate bonds rallied in mid-October and continued strong through November, providing a boost to many of the same issues beaten down over the summer. The
Portfolio continued to lag its peer group during this time, however, owing to our efforts to increase its credit quality late in the third quarter. The investment-grade market finished the year on a high note, with demand for both corporate and Treasury bonds robust in December.

Outlook
With interest rates at historic lows and market participants anticipating further tax cuts from Washington, the U.S. economy is not wanting for stimulus initiatives. Rather, what is urgently needed

                                    [CHART]

Long Term Fixed Income - 83.6%
Short Term Investments - 16.1%
Preferred Stock - 0.3%

                                    [CHART]

Moody's Bond Quality
Rating Distribution
Aaa         45.8%
Aa           2.4%
A           20.1%
Baa         26.6%
Ba           1.9%
B            3.2%
Caa          0.0%
Ca           0.0%
C            0.0%
D            0.0%
Not Rated    0.0%

The Income Portfolio seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

for market stability is increased investor confidence. With corporate earnings still weak and war fears looming large, however, this may be some time in coming. Fortunately, the worst of the accounting scandals appear to have passed and many companies have cleaned up their balance sheets considerably. All told, this is not unwelcome news for fixed-income investors.

Having taken steps to reduce the Portfolio's risk profile, we anticipate assuming a somewhat more aggressive investment posture over the near-term.
Typically, this would include selectively increasing our exposure to corporate bonds, while paring our Treasury allocation. With further monetary easing unlikely, we will also make efforts to reduce the sensitivity of the Portfolio to rising interest rates. Given the current outlook, we believe this strategy will keep our investors well-positioned for the months to come.

                                    [CHART]

                         Value of a $10,000 Investment

                                Lehman Brothers   Consumer
                   Income          Aggregate       Price
                  Portfolio       Bond Index*      Index*
12/31/1992        $10,000         $10,000         $10,000
01/31/1993         10,208          10,192          10,049
02/28/1993         10,422          10,370          10,085
03/31/1993         10,484          10,413          10,120
04/30/1993         10,561          10,486          10,148
05/31/1993         10,580          10,499          10,162
06/30/1993         10,798          10,689          10,176
07/31/1993         10,895          10,750          10,176
08/31/1993         11,091          10,938          10,204
09/30/1993         11,125          10,968          10,226
10/31/1993         11,224          11,009          10,268
11/30/1993         11,104          10,916          10,275
12/31/1993         11,167          10,975          10,275
01/31/1994         11,332          11,123          10,303
02/28/1994         11,086          10,930          10,338
03/31/1994         10,721          10,660          10,374
04/29/1994         10,607          10,575          10,388
05/31/1994         10,626          10,574          10,395
06/30/1994         10,548          10,550          10,430
07/31/1994         10,776          10,760          10,458
08/31/1994         10,803          10,773          10,500
09/30/1994         10,614          10,615          10,529
10/31/1994         10,575          10,605          10,536
11/30/1994         10,577          10,582          10,550
12/31/1994         10,644          10,655          10,550
01/31/1995         10,837          10,866          10,592
02/28/1995         11,085          11,124          10,634
03/31/1995         11,147          11,192          10,669
04/30/1995         11,338          11,349          10,705
05/31/1995         11,829          11,788          10,726
06/30/1995         11,927          11,874          10,747
07/31/1995         11,858          11,848          10,747
08/31/1995         12,007          11,991          10,775
09/30/1995         12,122          12,107          10,796
10/31/1995         12,309          12,265          10,832
11/30/1995         12,501          12,449          10,825
12/31/1995         12,704          12,623          10,817
01/31/1996         12,777          12,707          10,881
02/28/1996         12,507          12,486          10,916
03/31/1996         12,384          12,399          10,973
04/30/1996         12,307          12,330          11,015
05/31/1996         12,300          12,305          11,036
06/30/1996         12,453          12,470          11,043
07/31/1996         12,478          12,504          11,064
08/31/1996         12,432          12,483          11,085
09/30/1996         12,675          12,701          11,121
10/31/1996         12,969          12,982          11,156
11/30/1996         13,237          13,204          11,177
12/31/1996         13,116          13,082          11,177
01/31/1997         13,157          13,122          11,212
02/28/1997         13,219          13,154          11,247
03/31/1997         13,025          13,008          11,276
04/30/1997         13,177          13,203          11,290
05/31/1997         13,315          13,328          11,283
06/30/1997         13,508          13,486          11,297
07/31/1997         13,907          13,850          11,311
08/31/1997         13,760          13,732          11,332
09/30/1997         13,981          13,934          11,360
10/31/1997         14,093          14,136          11,388
11/30/1997         14,156          14,201          11,381
12/31/1997         14,263          14,344          11,367
01/31/1998         14,455          14,528          11,388
02/28/1998         14,479          14,518          11,409
03/31/1998         14,563          14,567          11,431
04/30/1998         14,644          14,644          11,452
05/31/1998         14,771          14,782          11,473
06/30/1998         14,910          14,908          11,487
07/31/1998         14,933          14,939          11,501
08/31/1998         15,034          15,183          11,515
09/30/1998         15,454          15,538          11,529
10/31/1998         15,364          15,456          11,557
11/30/1998         15,545          15,543          11,557
12/31/1998         15,601          15,590          11,550
01/31/1999         15,751          15,701          11,579
02/28/1999         15,389          15,427          11,593
03/31/1999         15,483          15,513          11,628
04/30/1999         15,521          15,562          11,712
05/31/1999         15,295          15,426          11,712
06/30/1999         15,217          15,377          11,712
07/31/1999         15,160          15,311          11,748
08/31/1999         15,123          15,303          11,776
09/30/1999         15,280          15,481          11,832
10/31/1999         15,297          15,538          11,853
11/30/1999         15,331          15,537          11,861
12/31/1999         15,287          15,462          11,861
01/31/2000         15,232          15,412          11,889
02/28/2000         15,414          15,598          11,959
03/31/2000         15,585          15,803          12,058
04/30/2000         15,484          15,758          12,065
05/31/2000         15,418          15,751          12,072
06/30/2000         15,813          16,079          12,142
07/31/2000         15,945          16,225          12,164
08/31/2000         16,187          16,460          12,178
09/30/2000         16,246          16,563          12,241
10/31/2000         16,293          16,673          12,262
11/30/2000         16,494          16,946          12,269
12/31/2000         16,871          17,260          12,262
01/31/2001         17,244          17,542          12,340
02/28/2001         17,412          17,695          12,389
03/31/2001         17,428          17,784          12,417
04/30/2001         17,325          17,710          12,467
05/31/2001         17,434          17,817          12,523
06/30/2001         17,447          17,884          12,544
07/31/2001         17,852          18,284          12,509
08/31/2001         18,041          18,494          12,509
09/30/2001         18,075          18,709          12,565
10/31/2001         18,494          19,101          12,523
11/30/2001         18,267          18,837          12,502
12/31/2001         18,112          18,717          12,452
01/31/2002         18,220          18,869          12,481
02/28/2002         18,369          19,052          12,530
03/31/2002         18,117          18,735          12,600
04/30/2002         18,380          19,098          12,671
05/31/2002         18,497          19,261          12,671
06/30/2002         18,507          19,427          12,678
07/31/2002         18,348          19,662          12,692
08/30/2002         18,689          19,993          12,734
09/30/2002         18,939          20,317          12,756
10/31/2002         18,633          20,224          12,787
11/29/2002         18,702          20,219          12,787
12/31/2002         19,045          20,636          12,759

          Portfolio Facts
Net Assets $1,146,291,999 NAV $9.83

Average Annual Total Returns/1/
   December 31, 2002

1 Year    5 Years    10 Years
-------------------------------
5.75%      6.07%      6.71%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged index that encompasses five major classes of U.S.
    fixed-securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                        Limited Maturity Bond Portfolio

Michael G. Landreville, Portfolio Manager
Mr. Landreville joined Thrivent Financial for Lutherans in 1983 and has served as a portfolio manager since 1998.

[PHOTO]

Michael G. Landreville

Limited maturity bonds posted solid returns in 2002, fueled by low interest rates and a flight to safe-haven assets. For the 12 months ended December 31,
2002, the Limited Maturity Bond Portfolio generated a 5.78% total return, while its Lipper, Inc., peer group of short- and intermediate-term bond funds gained an average of 5.80%. The Portfolio's market benchmark, the Lehman Brothers
Government/Corporate 1-5 Year Index, returned 8.12% during the period.

Flight to Quality
Bonds issued by large corporations turned in a strong showing early in the year, reflecting renewed optimism about economic growth prospects. At the same time, short-term yields continued their downward decline, before inching upward in March. Through the first quarter, the Portfolio's relatively short duration, coupled with an overweighting in corporate bonds, contributed to strong relative performance.

As the period progressed, a maelstrom of stock market turmoil sent investors fleeing to the fixed- income markets for refuge. While this flight to quality bolstered the performance of short- and intermediate- term bonds, the market for corporate bonds suffered as a result. Utility and telecommunications credits sustained the heaviest losses, while select names in other market segments also gave ground. Although our overweighting in corporate credits hurt relative performance in the second and third quarters, the Portfolio generated positive absolute returns on the strength of its holdings in Treasuries, mortgage- and asset-backed bonds.

Investor sentiment underwent a rapid reversal in mid-October, resulting in rising yields and greater demand for collateralized securities and lower-rated corporate debt. This trend continued through November--despite a 0.50% cut in short-term interest rates--before petering out in December. During this time, the Portfolio was able to gain little relative ground, owing to our earlier efforts to trim its risk profile.

Outlook
As the new year dawns, the financial markets are still plagued with uncertainty--particularly with respect to war prospects in Iraq. To what extent
U.S. military action there would spook investors remains to be seen.

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Long Term Fixed Income   81.5%
Short-Term Investments   18.1%
Preferred Stock           0.4%

                                    [CHART]

Moody's Bond Quality
Rating Distribution

Aaa               70.9%
Aa                 2.7%
A                 12.0%
Baa               12.5%
Ba                 1.0%
B                  0.9%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          0.0%

The Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

Regardless, we look for market participants to show caution while the
Administration considers its course of action. On the bright side, the economy is showing signs of life and many issuers have taken steps to solidify their balance sheets. These factors alone should provide market participants with an added measure of confidence.

Looking ahead, we anticipate structuring the Portfolio more aggressively than in 2002. As the economy gains strength, we believe corporate bonds will offer the best potential for gains, while interest rate-sensitive instruments like
Treasury bonds will likely lose momentum. As always, however, we will keep the
Portfolio broadly invested. In times such as these, diversification is always a prudent investment strategy.

                                    [CHART]

                                                   Lehman Brothers
              Consumer       Limited Maturity   Intermediate Aggregate
            Price Index**     Bond Portfolio         Bond Index*
11/30/2001    $10,000            $10,000             $10,000
12/31/2001      9,961              9,939               9,952
1/31/2002       9,983             10,005              10,022
2/28/2002      10,023             10,072              10,119
3/31/2002      10,079              9,970               9,985
4/30/2002      10,135             10,093              10,163
5/31/2002      10,135             10,153              10,252
6/30/2002      10,141             10,213              10,342
7/31/2002      10,152             10,267              10,466
8/30/2002      10,186             10,332              10,591
9/30/2002      10,203             10,422              10,732
10/31/2002     10,228             10,393              10,725
11/29/2002     10,228             10,381              10,713
12/31/2002     10,206             10,514              10,896

         Portfolio Facts
Net Assets $159,277,550 NAV $10.16

Average Annual Total Returns/1/
December 31, 2002

                 From
              Inception
1 Year        11/30/2001
-------------------------------
5.78%           4.73%

*  An unmanaged index comprised of securities in the intermediate maturity range of one to five years. The Lehman Brothers Aggregate Index encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and
   Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in either of these Indexes.
**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                            Money Market Portfolio

Gail R. Onan, Portfolio Manager
Ms. Onan joined Thrivent Financial For Lutherans in 1969 and has served as a portfolio manager since 1994.

[PHOTO]

Gail R. Onan

Money market yields marched lower along with overall short-term market interest rates for the 12-month period ending December 31, 2002. The Money Market
Portfolio provided investors with a total return of 1.50%, while the
Portfolio's Lipper, Inc. peer group earned an average total return of 1.31%.

Federal Reserve Policy
Economic data over the period indicated soft economic performance in addition to heightened geopolitical risks, corporate accounting scandals, and executive suite malfeasance. This uncertainty inhibited spending, production, and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee ("FOMC"), the monetary policy setting arm of the U.S. Federal Reserve, continued to try to stimulate the economy by cutting its target for the federal funds rate significantly in November. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affect interest rates, and, ultimately, the economy, including employment, production, and prices of goods and services. With investors anticipating an end to lower interest rates in March and again in October, we saw an opportunity to lock in higher yields by extending the Portfolio's duration. By investing in longer dated securities during these periods, we were able to keep the Portfolio's overall yield levels constant for future months.

Supply of Commercial Paper Limited
Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the bankruptcy of Enron Corp. and
WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper diminished, we were still able to keep the Portfolio fully invested in only the highest quality money market instruments.

Outlook
Currently, money market funds are reinvesting maturing securities at lower yield levels, and we expect this to continue until the domestic economy shows

                                    [CHART]

   Portfolio Composition
  (% of Portfolio)

Short-Term Investments 100.0%

The Money Market Portfolio seeks current income with stability of principal by investing in high-quality short-term debt securities.*

signs of strength from its current tepid state, which should happen in 2003. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up, and money market yields will rise. We believe investors will start to shift from the safety of money market funds back into the equities and corporate bond markets. We plan on maximizing liquidity for next year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and maturities. We focus on strong, top tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and leaders in their respective industries. We add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

Seven-Day Yields**
December 31, 2002
Current.... 1.11%
Effective.. 1.12%

         Portfolio Facts
Net Assets $318,891,798 NAV $1.00

Average Annual Total Returns/1/
   December 31, 2002

1 Year    5 Years    10 Years
-------------------------------
1.50%      4.38%      4.51%

*   An investment in the LB Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
**  Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                                    [GRAPHIC]

PRICEWATERHOUSECOOPERS PPC

PricewaterhouseCoopers LLP
Suite 1300
650 Third Avenue South
Minneapolis  MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

                       Report of Independent Accountants

To the Shareholders and Board of Directors of LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the
Portfolios (Opportunity Growth, FTI Small Cap Growth, MFS Mid Cap Growth, Mid
Cap Growth, World Growth, FI All Cap, Growth, MFS Investors Growth, TRP Growth
Stock, Value, High Yield, Income, Limited Maturity Bond, and Money Market)
comprising the LB Series Fund, Inc., (hereafter referred to as the "Fund") at
December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    /s/ PricewaterhouseCoopers LLP

February 7, 2003

                         Opportunity Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (94.3%)                 Market Value
---------------------------------------------------------

Basic Materials (0.9%)
-------------------
11,900 Cabot Corporation                      $315,826
20,700 H.B. Fuller Company                     535,716
10,600 Minerals Technologies, Inc.             457,390
11,300 Rayonier, Inc.                          511,325
       -----------------------------------------------
                                             1,820,257
       -----------------------------------------------

Communication Services (0.5%)
---------------------------
10,900 Commonwealth Telephone
       Enterprises, Inc.*                      390,656
27,900 EMS Technologies, Inc.*                 435,547
 5,800 Vimpel Communications*                  185,658
       -----------------------------------------------
                                             1,011,861
       -----------------------------------------------

Consumer Discretionary (18.3%)
----------------------------
42,033 99 CENTS Only Stores*                 1,129,006
17,600 ADVO, Inc.*                             577,808
30,700 American Eagle Outfitters, Inc.*        423,046
23,300 California Pizza Kitchen, Inc.*         587,160
33,350 Cheesecake Factory, Inc.*             1,205,602
64,350 Chico's FAS, Inc.*                    1,216,858
15,975 Christopher & Banks Corporation*        331,481
20,600 Coach, Inc.*                            678,152
21,600 Columbia Sportswear Company*            959,472
62,750 Copart, Inc.*                           742,960
54,200 Cost Plus, Inc.*                      1,553,914
72,000 Crown Media Holdings, Inc. Class A*     162,720
45,600 Cumulus Media, Inc.*                    678,072
18,000 Emmis Communications
       Corporation*                            374,940
22,300 Entercom Communications
       Corporation*                          1,046,316
20,100 Ethan Allen Interiors, Inc.             690,837
48,700 Genesco, Inc.*                          907,281
40,000 Gentex Corporation*                   1,265,600
52,000 Getty Images, Inc.*                   1,588,600
10,500 Harman International Industries, Inc.   624,750
39,300 Hibbett Sporting Goods, Inc.*           940,056
85,537 Insight Enterprises, Inc.*              710,812
31,100 J. Jill Group, Inc.*                    434,778
19,000 Krispy Kreme Doughnuts, Inc.*           641,630
51,500 Linens 'n Things, Inc.*               1,163,900
17,700 Macrovision Corporation*                283,908

Shares Common Stocks (94.3%)                 Market Value
---------------------------------------------------------

31,300 Men's Wearhouse, Inc.*                  $536,795
66,200 Oakley, Inc.*                            679,874
29,500 P.F. Chang's China Bistro, Inc.*       1,070,850
43,388 Pacific Sunwear of California, Inc.*     767,525
36,000 Panera Bread Company*                  1,253,160
88,100 Prime Hospitality Corporation*           718,015
25,400 Quiksilver, Inc.*                        677,164
44,900 Radio One, Inc.*                         647,907
23,500 RARE Hospitality International, Inc.*    649,070
19,200 Ryland Group, Inc.                       640,320
12,700 Salem Communications
       Corporation*                             317,119
53,200 SBS Broadcasting SA*                     772,517
38,800 SCP Pool Corporation*                  1,132,960
42,000 Sinclair Broadcast Group, Inc.*          488,460
21,875 Sonic Corporation*                       448,219
71,200 Stride Rite Corporation                  510,504
 5,100 Toro Company                             325,890
23,600 Tropical Sportswear International
       Corporation*                             211,692
60,900 Tweeter Home Entertainment
       Group, Inc.*                             352,002
45,300 Ultimate Electronics, Inc.*              459,795
41,300 ValueVision Media, Inc.*                 618,674
45,100 Wet Seal, Inc., Class A*                 485,321
40,900 Williams-Sonoma, Inc.*                 1,110,435
       ------------------------------------------------
                                             35,793,927
       ------------------------------------------------

Consumer Staples (1.9%)
---------------------
26,700 Career Education Corporation*          1,068,000
66,700 First Horizon Pharmaceutical
       Corporation*                             498,783
50,100 Performance Food Group
       Company*                               1,701,346
 8,400 Whole Foods Market, Inc.*                442,932
       ------------------------------------------------
                                              3,711,061
       ------------------------------------------------

Energy (6.4%)
------------
62,700 Cal Dive International, Inc.*          1,473,450
12,900 Enterprise Products Partners*            250,260
13,600 Evergreen Resources, Inc.*               609,960
33,400 FMC Technologies, Inc.*                  682,362
18,300 Hydril Company*                          431,331
29,700 National-Oilwell, Inc.*                  648,648
13,500 Newfield Exploration Company*            486,675

The accompanying notes to the financial statements are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

Energy--continued
----------------
27,500 Offshore Logistics, Inc.*                 $602,800
42,300 Patterson-UTI Energy, Inc.*              1,276,191
80,100 Pride International, Inc.*               1,193,490
37,400 Prima Energy Corporation*                  836,264
19,000 Spinnaker Exploration Company*             418,950
45,600 St. Mary Land & Exploration
       Company                                  1,140,000
18,100 Stone Energy Corporation*                  603,816
26,950 TETRA Technologies, Inc.*                  575,922
61,800 Ultra Petroleum Corporation*               611,820
26,650 XTO Energy, Inc.                           658,255
       --------------------------------------------------
                                               12,500,194
       --------------------------------------------------

Finance (8.5%)
------------
19,300 Affiliated Managers Group, Inc.*           970,790
25,000 Boston Private Financial Holdings, Inc.    496,500
 7,700 City National Corporation                  338,723
18,800 Commerce Bancorp, Inc.                     811,972
42,500 Community First Bankshares, Inc.         1,124,550
49,100 Corporate Executive Board
       Company*                                 1,567,272
51,250 Doral Financial Corporation*             1,465,750
31,400 East West Bancorp, Inc.                  1,132,912
36,400 Financial Federal Corporation*             914,732
20,200 First Financial Bankshares, Inc.           767,600
35,700 Greater Bay Bancorp                        617,253
35,400 Investors Financial Services
       Corporation                                969,606
 2,000 Markel Corporation*                        411,000
61,700 New York Community Bancorp, Inc.         1,781,896
15,600 PartnerRe, Ltd.                            808,392
20,800 Southwest Bancorporation of
       Texas, Inc.*                               599,248
17,900 UCBH Holdings, Inc.                        759,855
26,600 W.R. Berkley Corporation                 1,053,626
       --------------------------------------------------
                                               16,591,677
       --------------------------------------------------

Health Care (19.7%)
-----------------
38,025 Accredo Health, Inc./(b)/*               1,340,381
13,700 AdvancePCS, Inc.*                          304,277
12,400 Advisory Board Company*                    370,760
47,000 Alexion Pharmaceuticals, Inc.*             663,640
31,900 Alkermes, Inc.*                            200,013

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

52,900 American Medical Systems
       Holdings, Inc.*                              $857,509
43,500 ArthroCare Corporation*                       428,475
 8,300 Biosite Diagnostics, Inc.*                    282,366
66,800 Candela Corporation*                          401,468
96,000 Caremark Rx, Inc.*                          1,560,000
60,600 Celgene Corporation*                        1,301,082
36,200 Cell Genesys, Inc.*                           403,666
 8,100 Cephalon, Inc.*                               394,211
28,600 Charles River Laboratories
       International, Inc.*                        1,100,528
21,600 CIMA Labs, Inc.*                              522,526
28,200 Community Health Systems, Inc.*               580,638
31,400 Conceptus, Inc.*                              376,172
24,800 Coventry Health Care, Inc.*                   719,944
24,000 CV Therapeutics, Inc.*                        437,280
86,000 Cytyc Corporation*                            877,200
25,900 Datascope Corporation                         642,346
36,000 DaVita, Inc.*                                 888,120
13,300 Dianon Systems, Inc.*                         634,543
61,500 Diversa Corporation*                          556,575
15,200 Enzon Pharmaceuticals, Inc.*                  254,144
52,600 EPIX Medical, Inc.*                           380,298
92,400 Exelixis, Inc.*                               739,200
31,400 Galen Holdings plc*                         1,013,906
38,800 Gene Logic, Inc.*                             244,052
 6,800 Henry Schein, Inc.*                           306,000
17,800 IDEXX Laboratories, Inc.*                     592,740
25,500 Integra Life Sciences Holdings Corporation*   450,075
19,400 InterMune, Inc.*                              494,894
21,100 KOS Pharmaceuticals, Inc.*                    400,900
28,800 Kyphon, Inc.*                                 245,952
32,400 LifePoint Hospitals, Inc.*                    969,764
12,400 Martek Biosciences Corporation*               311,984
27,000 MAXIMUS, Inc.*                                704,700
56,000 Med-Design Corporation/(6)/                   451,248
26,500 Medicis Pharmaceutical
       Corporation*                                1,316,255
 9,800 Mid Atlantic Medical Services, Inc.*          317,520
18,100 Myriad Genetics, Inc.*                        264,260
29,100 Neurocrine Biosciences, Inc.*               1,328,706
30,800 Noven Pharmaceuticals, Inc.*                  284,284
37,100 NPS Pharmaceuticals, Inc.*                    933,807
13,950 Odyssey Healthcare, Inc.*                     484,065
47,700 Orthodontic Centers of America, Inc.*         520,407

The accompanying notes to the financial statements are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

Health Care--continued
--------------------
 28,400 OSI Pharmaceuticals, Inc.*                  $465,760
 24,000 Pharmaceutical Product
        Development, Inc.*                           702,480
 19,700 Pharmaceutical Resources, Inc.*              587,060
 10,700 PolyMedica Corporation*                      329,988
 42,600 Priority Healthcare Corporation*             988,320
 61,925 Province Healthcare Company*                 602,530
 30,400 Regeneron Pharmaceuticals, Inc.*             562,704
 21,000 Sunrise Assisted Living, Inc.*               522,690
 29,600 SurModics, Inc.*                             848,928
 24,200 Taro Pharmaceutical Industries, Ltd.*        909,920
 13,200 Triad Hospitals, Inc.*                       393,756
 13,600 Trimeris, Inc.*                              586,024
106,800 Vitalworks, Inc.*                            411,180
 26,500 Wilson Greatbatch Technologies, Inc.*        773,800
 29,700 Zoll Medical Corporation*                  1,059,399
        ----------------------------------------------------
                                                  38,597,420
        ----------------------------------------------------

Industrials (13.2%)
----------------
  9,200 Actuant Corporation, Class A*                427,340
 31,500 Advanced Energy Industries, Inc.*            400,680
 81,250 Aeroflex, Inc.*                              560,625
 23,700 AGCO Corporation                             523,770
  8,525 Alliant Techsystems, Inc.*                   531,534
 19,000 American Woodmark Corporation                902,500
 48,100 Atlantic Coast Airlines Holdings, Inc.*      578,643
 22,700 Bright Horizons Family Solutions*            638,324
 48,900 C.H. Robinson Worldwide, Inc.              1,525,680
 38,200 Charles River Associates, Inc.*              540,912
 27,500 Chemed Corporation                           972,125
 22,766 ChoicePoint, Inc.*                           899,029
 38,800 Corinthian Colleges, Inc.*                 1,468,968
 34,100 CoStar Group, Inc.*                          629,145
 22,950 Electro Scientific Industries, Inc.*         459,000
 34,000 Engineered Support Systems, Inc.           1,246,440
 51,400 Forward Air Corporation*                     997,674
  8,600 FTI Consulting, Inc.*                        345,290
 13,300 Genesee & Wyoming, Inc.*                     270,655
 30,300 Global Payments, Inc.                        969,903
 57,200 Heidrick & Struggles International, Inc.*    839,124
 47,700 Iron Mountain, Inc.*                       1,574,577

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

 28,800 ITT Educational Services, Inc.*        $678,240
  8,100 Jacobs Engineering Group, Inc.*         288,360
112,600 Mesa Air Group, Inc.*                   458,282
 26,900 Mueller Industries, Inc.*               733,025
 70,700 On Assignment, Inc.*                    602,364
 63,600 Pegasus Solutions, Inc.*                637,908
 41,800 ProBusiness Services, Inc.*             418,000
 38,500 SkyWest, Inc.                           503,195
 25,700 Stericycle, Inc.*                       832,140
 69,300 Stewart & Stevenson Services, Inc.      979,902
 56,800 TeleTech Holdings, Inc.*                412,368
 15,400 Trex Company, Inc.*                     543,620
 13,300 University of Phoenix Online*           476,672
 18,800 Waste Connections, Inc.*                725,868
 17,900 World Fuel Services Corporation         366,950
        -----------------------------------------------
                                             25,958,832
        -----------------------------------------------

Information Technology (24.1%)
----------------------------
 37,050 Activision, Inc.*                       540,560
 23,000 ADTRAN, Inc.*                           756,700
 53,200 Advanced Fibre Communications, Inc.*    887,376
 27,300 Advent Software, Inc.*                  372,099
 69,000 Agile Software Corporation*             534,060
 14,700 Analogic Corporation                    739,234
 17,700 Applied Films Corporation*              353,823
 33,000 ASM International NV*                   425,700
 41,800 Asyst Technologies, Inc.*               307,230
 40,700 ATMI, Inc.*                             753,764
 41,300 Autodesk, Inc.                          590,590
 33,800 Avocent Corporation*                    751,036
 45,600 Borland Software Corporation*           560,880
 51,900 Brooks-PRI Automation, Inc.*            594,774
 64,700 Cable Design Technologies
        Corporation*                            381,730
 18,200 CACI International, Inc.*               648,648
 25,000 Catapult Communications
        Corporation*                            298,750
 13,000 Cerner Corporation*                     406,380
 52,400 Citrix Systems, Inc.*                   645,568
 24,800 Cognex Corporation*                     457,064
  3,400 Cognizant Technology Solutions
        Corporation*                            245,582
 26,400 Coherent, Inc.*                         526,680
 15,000 Cree, Inc.*                             245,250
 24,700 Cymer, Inc.*                            796,575
 44,000 Documentum, Inc.*                       689,040

The accompanying notes to the financial statements are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

Information Technology--continued
-------------------------------
23,700 DSP Group, Inc.*                    $374,934
48,800 Embarcadero Technologies, Inc.*      291,336
14,800 Emulex Corporation*                  274,540
40,400 Exar Corporation*                    500,960
17,100 Fair, Isaac and Company, Inc.        730,170
26,800 FEI Company*                         409,772
33,500 Gamestop Corporation*                328,300
12,100 Global Imaging Systems, Inc.*        222,398
30,500 Helix Technology Corporation         341,600
44,700 Hutchinson Technology, Inc.*         925,290
29,200 Integrated Circuit Systems, Inc.*    532,900
27,100 InterCept, Inc.*                     458,830
18,200 Internet Security Systems, Inc.*     333,606
20,300 Intersil Corporation*                282,982
16,000 Investment Technology Group, Inc.*   357,760
21,300 Itron, Inc.*                         408,321
46,000 JDA Software Group, Inc.*            444,360
15,900 Kronos, Inc.*                        588,141
42,900 Lam Research Corporation*            463,320
40,800 Manhattan Associates, Inc.*          965,328
28,100 Mantech International Corporation*   535,867
25,400 Marvell Technology Group, Ltd.*      479,044
47,800 Merix Corporation*                   401,520
20,100 Millipore Corporation                683,400
28,100 MKS Instruments, Inc.*               461,683
53,444 NetIQ Corporation*                   660,033
47,200 NetScreen Technologies, Inc.*        794,848
59,500 O2Micro International, Ltd.          580,066
44,800 OmniVision Technologies, Inc.*       607,936
35,600 Open Text Corporation*               826,276
23,200 Palm, Inc.*                          364,240
     1 ParthusCeva, Inc.*                         6
10,900 PEC Solutions, Inc.*                 325,910
26,300 Photon Dynamics, Inc.*               599,640
38,700 Photronics, Inc.*                    530,190
38,100 Pixelworks, Inc.*                    220,980
22,100 Plantronics, Inc.*                   334,373
39,600 Plexus Corporation*                  347,688
29,000 Polycom, Inc.*                       276,080
16,600 Power Integrations, Inc.*            282,200
64,600 ProQuest Company*                  1,266,160
34,800 Quest Software, Inc.*                358,788
43,800 Radiant Systems, Inc.*               421,794
50,700 RadiSys Corporation*                 404,586
54,900 REMEC, Inc.*                         213,012

Shares Common Stocks (94.3%)                      Market Value
--------------------------------------------------------------

 36,700 Research in Motion, Ltd.*               $481,504
 27,900 Rudolph Technologies, Inc.*              534,564
  8,900 SafeNet, Inc.*                           225,615
  9,800 ScanSource, Inc.*                        483,140
 18,600 Silicon Laboratories, Inc.*              354,888
 49,100 Skyworks Solutions, Inc.*                423,242
 12,100 Standard Microsystems
        Corporation*                             235,587
 23,100 Take-Two Interactive Software, Inc.*     542,619
105,400 Tekelec, Inc.*                         1,101,430
 44,500 Teledyne Technologies, Inc.*             697,760
 36,900 THQ, Inc.*                               488,925
 33,400 Tier Technologies, Inc.*                 534,400
 44,100 Trimble Navigation, Ltd.*                550,809
 30,900 Varian Semiconductor Equipment, Inc.*
                                                 734,215
 20,800 Varian, Inc.*                            596,752
 44,800 Verisity, Ltd.*                          853,888
 41,700 Verity, Inc.*                            558,405
 50,000 WebEx Communications, Inc.*              750,000
 29,200 Websense, Inc.*                          623,741
 20,800 Zebra Technologies Corporation*        1,191,840
 33,000 Zoran Corporation*                       464,310
        ------------------------------------------------
                                              47,147,895
        ------------------------------------------------

Technology (0.5%)
----------------
 36,800 Overture Services, Inc.*               1,005,008
        ------------------------------------------------
                                               1,005,008
        ------------------------------------------------

Utilities (0.3%)
-------------
 25,200 Atmos Energy Corporation                 587,664
        ------------------------------------------------
                                                 587,664
        ------------------------------------------------
        ------------------------------------------------
        Total Common Stocks
        (cost $207,246,791)                  184,725,796
        ------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Short-Term Investments (5.7%)      Interest Rate/(c)/ Maturity Date Market Value
=---------------------------------------------------------
$1,700,000 Amsterdam Funding Corporation            1.200%         1/2/2003      $1,699,943
 7,430,000 Cargill, Inc.                            1.200          1/2/2003       7,429,753
 2,000,000 Edison Asset Securitization, LLC         1.350          1/3/2003       1,999,850
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                 11,129,546
                             --------------------------------------------------------------
                             Total Investments
                             (cost $218,376,337)                               $195,855,342
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                        FTI Small Cap Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

Basic Materials (5.9%)
-------------------
 6,300 Cabot Corporation                        $167,202
 6,700 Cleveland-Cliffs, Inc.                    132,995
 5,800 FMC Corporation*                          158,456
 1,700 MacDermid, Inc.                            38,845
 7,100 Minerals Technologies, Inc.               306,365
15,900 Nova Chemicals Corporation                290,970
19,900 Solutia, Inc.                              72,237
 6,400 Stillwater Mining Company*                 34,240
       -------------------------------------------------
                                               1,201,310
       -------------------------------------------------

Communication Services (0.6%)
---------------------------
14,900 Acme Communications, Inc.                 118,753
       -------------------------------------------------
                                                 118,753
       -------------------------------------------------

Consumer Discretionary (9.1%)
---------------------------
20,300 Charming Shoppes, Inc.*                    84,854
 1,100 Columbia Sportswear Company*               48,862
 4,700 Cost Plus, Inc.*                          134,749
20,700 Entravision Communications
       Corporation*                              206,586
 5,600 Four Seasons Hotels, Inc.                 158,200
 4,200 Fred's, Inc.                              107,940
 8,300 Gentex Corporation*                       262,612
 1,400 J. Jill Group, Inc.*                       19,572
 2,600 Linens 'n Things, Inc.*                    58,760
 3,000 Regis Corporation                          77,970
12,800 Sinclair Brodcast Group, Inc.*            148,864
12,600 Station Casinos, Inc.*                    223,020
 4,400 Superior Industries International, Inc.   181,984
 7,900 Tuesday Morning Corporation*              135,090
       -------------------------------------------------
                                               1,849,063
       -------------------------------------------------

Consumer Staples (1.9%)
---------------------
 7,000 Bunge Limited                             168,420
55,300 CNH Global NV                             210,140
       -------------------------------------------------
                                                 378,560
       -------------------------------------------------

Energy (10.2%)
-------------
10,900 Cal Dive International, Inc.*             256,150
15,500 Chesapeake Energy Corporation             119,970
 9,900 FMC Technologies, Inc.*                   202,257
 5,100 Headwaters, Inc.                           79,101
13,300 Patterson-UTI Energy, Inc.*               401,261
19,000 Petroquest Energy, Inc.                    78,850
 8,200 Premcor, Inc.*                            182,286

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

 6,700 Spinnaker Exploration Company*             $147,735
12,000 Stone Energy Corporation*                   400,320
10,600 Superior Energy Services, Inc.*              86,920
11,600 Swift Energy Company*                       112,172
       ---------------------------------------------------
                                                 2,067,022
       ---------------------------------------------------

Finance (6.1%)
------------
 6,200 American Capital Strategies, Ltd.           133,858
 8,000 AmerUs Group Company                        226,160
 1,800 BlackRock, Inc.*                             70,920
 3,800 Colonial Properties Trust                   128,972
 5,850 Doral Financial Corporation*                167,310
 1,200 First State Bancorporation                   29,760
 2,700 Investors Financial Services Corporation     73,953
 2,900 IPC Holdings, Ltd.*                          91,466
10,700 Jones Lang LaSalle, Inc.                    164,566
 2,000 Reinsurance Group of America, Inc.           54,160
 4,000 Umpqua Holdings Corporation                  73,000
 1,200 Waddell & Reed Financial, Inc.               23,604
       ---------------------------------------------------
                                                 1,237,729
       ---------------------------------------------------

Health Care (6.9%)
----------------
12,500 Alpharma, Inc.                              148,875
 1,700 Conceptus, Inc.*                             20,366
 2,700 InterMune, Inc.*                             68,877
 7,300 MAXIMUS, Inc.*                              190,530
 5,500 Medicis Pharmaceutical Corporation*         273,185
 8,800 Varian Medical Systems, Inc.*               436,480
 9,500 Wilson Greatbatch Technologies, Inc.*       277,400
       ---------------------------------------------------
                                                 1,415,713
       ---------------------------------------------------

Industrials (18.8%)
----------------
14,100 Advanced Energy Industries, Inc.*           179,352
14,400 Airborne, Inc.                              213,552
 8,800 C&D Technologies, Inc.                      155,496
 5,500 CDI Corporation*                            148,390
 6,700 Crane Company                               133,531
 3,300 Cuno, Inc.*                                 109,296
17,700 Electro Scientific Industries, Inc.*        354,000
 4,300 Flowserve Corporation*                       63,597
19,100 Forward Air Corporation*                    370,731
 7,300 Global Payments, Inc.                       233,673
 7,500 Heidrick & Struggles International, Inc.*   110,025
 7,100 Knight Transportation, Inc.*                149,100
 4,500 Landstar System, Inc.*                      262,620
 8,200 Mettler-Toledo International*               262,892

The accompanying notes to the financial statements are an integral part of this schedule.

FTI Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
 6,300 NCO Group, Inc.*                      $100,485
 2,800 Oshkosh Truck Corporation              172,200
 6,700 Pegasus Solutions, Inc.*                67,201
 3,300 Pentair, Inc.                          114,015
10,300 PRG-Schultz International, Inc.*        91,670
13,800 ProBusiness Services, Inc.*            138,000
 7,500 Reliance Steel & Aluminum Company      156,300
 9,900 Resources Connection, Inc.*            229,779
17,300 US Liquids, Inc.                         7,093
       ----------------------------------------------
                                            3,822,998
       ----------------------------------------------

Information Technology (35.4%)
----------------------------
22,400 Adaptec, Inc.*                         126,560
 9,900 Advanced Digital Information
       Corporation*                            66,429
20,300 Advanced Fibre Communications, Inc.*   338,604
10,500 Anaren Microware, Inc.*                 92,400
 5,500 ARM Holdings*                           13,915
23,500 Ascential Software Corporation*         56,400
21,800 Aspen Technology, Inc.*                 61,694
 8,000 Atmel Corporation*                      17,840
15,400 Avocent Corporation*                   342,188
19,400 Borland Software Corporation*          238,620
13,400 Catapult Communications
       Corporation*                           160,130
 6,400 Cognex Corporation*                    117,952
13,200 Credence Systems Corporation*          123,156
12,500 Cymer, Inc.*                           403,125
27,800 Entrust, Inc.*                          93,408
11,500 Exar Corporation*                      142,600
 4,667 Fair, Isaac and Company, Inc.          199,281
 2,800 FLIR Systems, Inc.*                    136,640
 2,700 Hyperion Solutions Corporation*         69,309

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

17,200 Informatica Corporation*               $99,072
24,300 Integrated Circuit Systems, Inc.*      443,475
12,000 Integrated Device Technology, Inc.*    100,440
 4,200 Integrated Silicon Solution, Inc.*      18,312
 4,800 Intersil Corporation*                   66,912
10,800 Jack Henry & Associates, Inc.          130,032
11,300 Keane, Inc.*                           101,587
15,200 Lam Research Corporation*              164,160
13,200 Lawson Software, Inc.*                  75,900
 5,900 MatrixOne, Inc.*                        25,370
12,000 Merix Corporation*                     100,800
22,000 Micrel, Inc.*                          197,560
12,200 Micromuse, Inc.*                        46,604
18,900 National Instruments Corporation*      614,061
 4,600 Park Electrochemical Corporation        88,320
 5,300 Pericom Semiconductor Corporation*      44,043
11,500 Plexus Corporation*                    100,970
 8,400 Precise Software Solutions, Ltd.*      138,684
 3,300 Roper Industries, Inc.                 120,780
 7,200 Rudolph Technologies, Inc.*            137,952
23,700 Semtech Corporation*                   258,804
10,900 Technitrol, Inc.                       175,926
 9,700 Trimble Navigation, Ltd.*              121,153
23,200 Varian Semiconductor
       Equipment, Inc.*                       551,255
12,700 Varian, Inc.*                          364,363
12,800 webMethods, Inc.*                      105,216
       ----------------------------------------------
                                            7,192,002
       ----------------------------------------------

Utilities (1.4%)
-------------
10,000 Energen Corporation                    291,000
       ----------------------------------------------
                                              291,000
       ----------------------------------------------
       Total Common Stocks
       (cost $23,549,032)                  19,574,150
       ----------------------------------------------

Principal
 Amount   Short-Term Investments (3.7%)      Interest Rate/(b)/ Maturity Date Market Value
=--------------------------------------------------------
$758,000  State Street Bank /(c)/                 1.200%          1/2/2003        $758,000
                            --------------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                                    758,000
                            --------------------------------------------------------------
                            Total Investments
                            (cost $24,307,032)                                 $20,332,150
                            --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) Repurchase agreement dated 12/31/02, $758,051 maturing 1/2/2003, collateralized by $775,842 Federal National Mortgage Association Medium Term
Notes, 3.500% due 9/15/2004.

The accompanying notes to the financial statements are an integral part of this schedule.

                         MFS Mid Cap Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Basic Materials (0.4%)
-------------------
 5,100 Smurfit-Stone Container Corporation* $78,494
       --------------------------------------------
                                             78,494
       --------------------------------------------

Communication Services (0.5%)
---------------------------
22,690 American Tower Corporation*           80,096
       --------------------------------------------
                                             80,096
       --------------------------------------------

Consumer Discretionary (30.7%)
----------------------------
 2,280 Abercrombie & Fitch Company*          46,649
 3,820 Blockbuster, Inc.                     46,795
 4,880 Brinker International, Inc.*         157,380
   750 CDW Computer Centers, Inc.*           32,888
 1,810 Cost Plus, Inc.*                      51,893
 5,220 Dollar Tree Stores, Inc.*            128,255
 2,400 E.W. Scripps Company                 184,680
15,290 EchoStar Communications
       Corporation*                         340,355
 2,420 Entercom Communications
       Corporation*                         113,546
 2,020 Expedia, Inc.*                       135,199
 8,080 Family Dollar Stores, Inc.           252,177
 7,010 Hearst-Argyle Television, Inc.*      169,011
10,310 Hilton Hotels Corporation            131,040
 1,260 Lin TV Corporation, Class A*          30,681
 3,260 Linens 'n Things, Inc.*               73,676
 3,290 Macrovision Corporation*              52,772
 4,780 Mattel, Inc.                          91,537
 6,420 McGraw-Hill Companies, Inc.          388,025
 2,920 Meredith Corporation                 120,041
 3,830 New York Times Company               175,146
 6,840 Nordstrom, Inc.                      129,755
 9,000 Office Depot, Inc.*                  132,840
 8,350 Outback Steakhouse, Inc.             287,574
 9,270 PETsMART, Inc.*                      158,795
 1,980 Scholastic Corporation*               71,181
 3,250 Starbucks Corporation*                66,235
 7,540 Starwood Hotels & Resorts
       Worldwide, Inc.                      179,000
 8,970 Talbots, Inc.                        246,944
 8,340 Tiffany & Company                    199,409
 6,160 TJX Companies, Inc.                  120,243
 5,420 Tribune Company                      246,393
 9,370 Univision Communications, Inc.*      229,565
 6,260 USA Interactive, Inc.*               143,479
 4,060 Weight Watchers International, Inc.* 186,638

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

 5,810 Westwood One, Inc.*                 $217,062
 1,810 Williams-Sonoma, Inc.*                49,142
       --------------------------------------------
                                          5,386,001
       --------------------------------------------

Consumer Staples (1.1%)
---------------------
 2,870 Hershey Foods Corporation            193,553
       --------------------------------------------
                                            193,553
       --------------------------------------------

Energy (2.3%)
------------
 4,650 BJ Services Company*                 150,242
 3,230 Cooper Cameron Corporation*          160,919
 2,700 Noble Corporation*                    94,905
       --------------------------------------------
                                            406,066
       --------------------------------------------

Finance (7.7%)
-------------
 5,860 ACE, Ltd.                            171,932
 8,280 Arthur J. Gallagher & Company        243,266
 2,630 First Tennessee National
       Corporation                           94,522
 6,480 Investors Financial Services
       Corporation                          177,487
 1,700 Lehman Brothers Holdings, Inc.        90,593
 7,890 New York Community Bancorp, Inc.     227,863
 3,310 SAFECO Corporation                   114,758
 3,400 TCF Financial Corporation            148,546
 2,860 Willis Group Holdings, Ltd.*          81,996
       --------------------------------------------
                                          1,350,963
       --------------------------------------------

Health Care (22.0%)
-----------------
 4,260 Applera Corporation                   74,720
 5,390 Biogen, Inc.*                        215,923
21,230 Caremark Rx, Inc.*                   344,988
 4,150 Celgene Corporation*                  89,100
28,350 Cytyc Corporation*                   289,170
 6,380 Dentsply International, Inc.         237,336
 5,010 First Health Group Corporation*      121,994
 9,570 Genzyme Corporation*                 282,985
 9,680 Guidant Corporation*                 298,628
 6,700 Health Management Associates, Inc.   119,930
 1,060 IDEC Pharmaceuticals Corporation*     35,160
 5,910 Invitrogen Corporation*              184,924
 3,300 LifePoint Hospitals, Inc.*            98,772
 6,780 Lincare Holdings, Inc.*              214,384
11,100 MedImmune, Inc.*                     301,587
 9,910 Mylan Laboratories, Inc.             345,853

The accompanying notes to the financial statements are an integral part of this schedule.

MFS Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Health Care--continued
--------------------
8,160 Shire Pharmaceuticals Group plc*      $154,142
2,930 Stryker Corporation                    196,662
4,000 Teva Pharmaceutical Industries, Ltd.   154,440
2,130 Varian Medical Systems, Inc.*          105,648
      ----------------------------------------------
                                           3,866,346
      ----------------------------------------------

Industrials (7.9%)
---------------
 1,810 Alliant Techsystems, Inc.*             112,854
 2,340 Apollo Group, Inc. *                   102,960
12,230 BISYS Group, Inc.*                     194,457
 5,000 ChoicePoint, Inc.*                     197,450
 1,850 DST Systems, Inc.*                      65,768
 3,080 Expeditors International of
       Washington, Inc.                       100,562
 7,570 IMS Health, Inc.                       121,120
 2,420 ITT Industries, Inc.                   146,870
 3,940 Manpower, Inc.                         125,686
 7,360 Rockwell Automation, Inc.              152,426
 3,400 Swift Transportation Company, Inc.*     68,061
       ----------------------------------------------
                                            1,388,214
       ----------------------------------------------

Information Technology (23.2%)
----------------------------
 8,270 Advanced Fibre Communications, Inc.*   137,944
12,040 Analog Devices, Inc.*                  287,395
 5,220 ASM Holding NV ADR                      43,639

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

19,040 BEA Systems, Inc.*                 $218,389
 3,820 Cadence Design Systems, Inc.*        45,038
 4,180 Comverse Technology, Inc.*           41,884
34,170 Crown Castle International
       Corporation*                        128,138
 4,890 Intuit, Inc.*                       229,439
 3,930 KLA-Tencor Corporation*             139,004
 1,960 Linear Technology Corporation        50,411
 5,510 Maxim Integrated Products, Inc.     182,050
 6,820 Mercury Interactive Corporation*    202,213
11,350 Microchip Technology, Inc.          277,508
 7,740 Millipore Corporation               263,160
 8,460 Network Associates, Inc.*           136,121
 8,370 Novellus Systems, Inc.*             235,030
16,560 PeopleSoft, Inc.*                   303,048
 3,280 QLogic Corporation*                 113,193
 6,280 RF Micro Devices, Inc.*              46,032
13,520 SunGard Data Systems, Inc.*         318,532
 1,270 Symantec Corporation*                51,448
 1,000 Tandberg ASA                          5,768
17,380 VERITAS Software Corporation*       271,476
11,170 Waters Corporation*                 243,283
 7,130 Yahoo!, Inc.*                       116,576
       -------------------------------------------
                                         4,086,719
       -------------------------------------------
       -------------------------------------------
       Total Common Stocks
       (cost $17,129,757)               16,836,452
       -------------------------------------------

Principal
 Amount   Short-Term Investments (4.2%)   Interest Rate/(b)/ Maturity Date Market Value
=--------------------------------------------------------------------------
$744,000  State Street Bank/(c)/               1.200%          1/2/2003       $744,000
                   --------------------------------------------------------------------
                   Total Short-Term Investments
                   (at amortized cost)                                         744,000
                   --------------------------------------------------------------------
                   Total Investments
                   (cost $17,873,757)                                      $17,580,452
                   --------------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate the date of purchase.
(c) Repurchase agreement dated 12/31/02, $744,050 maturing 1/2/2003, collateralized by $760,221 Federal National Mortgage Association Medium Term
Notes, 3.500% due 9/15/2004.

The accompanying notes to the financial statements are an integral part of this schedule.

                           Mid Cap Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (94.9%) Market Value
-----------------------------------------

Basic Materials (2.0%)
-------------------
 63,200 Arch Coal, Inc.                       $1,364,488
 46,900 Cytec Industries, Inc.*                1,279,432
 33,400 Ecolab, Inc.                           1,653,300
 40,600 Phelps Dodge Corporation*              1,284,990
 24,500 Praxair, Inc.                          1,415,365
        ------------------------------------------------
                                               6,997,575
        ------------------------------------------------

Communication Services (0.8%)
---------------------------
139,400 Nextel Communications, Inc.*           1,610,070
 40,800 United States Cellular Corporation*    1,020,816
        ------------------------------------------------
                                               2,630,886
        ------------------------------------------------

Consumer Cyclical (0.4%)
----------------------
 22,500 Hotels.com*                            1,229,175
        ------------------------------------------------
                                               1,229,175
        ------------------------------------------------

Consumer Discretionary (20.7%)
----------------------------
 36,700 Abercrombie & Fitch Company*             750,882
 85,000 Amazon.com, Inc.*                      1,605,650
 33,800 American Eagle Outfitters, Inc.*         465,764
 17,500 AutoZone, Inc.*                        1,236,375
 52,200 Bed Bath & Beyond, Inc.*               1,802,466
 28,500 Best Buy Company, Inc.*                  688,275
 22,680 BJ's Wholesale Club, Inc.*               415,044
 77,850 Brinker International, Inc.*           2,510,662
 25,000 CBRL Group, Inc.                         753,250
 17,300 CDW Computer Centers, Inc.*              758,605
 42,800 CEC Entertainment, Inc.*               1,313,960
 38,950 Cheesecake Factory, Inc. *             1,408,042
 51,600 Chico's FAS, Inc.*                       975,756
108,300 Coach, Inc.*                           3,565,236
 32,900 Cost Plus, Inc.*                         943,243
 48,400 Cox Radio, Inc.*                       1,104,004
 59,510 Darden Restaurants, Inc.               1,216,980
 67,300 Dollar Tree Stores, Inc.*              1,653,561
  5,700 E.W. Scripps Company                     438,615
 24,000 eBay, Inc *                            1,627,680
 19,600 Entercom Communications
        Corporation*                             919,632
 45,000 Family Dollar Stores, Inc.             1,404,450
 66,800 Gentex Corporation*                    2,113,554
 58,600 Getty Images, Inc.*                    1,790,230
 23,020 Harley-Davidson, Inc.                  1,063,524
 32,900 Harman International Industries, Inc.  1,957,550
 62,400 Hispanic Broadcasting Corporation*     1,282,320
 22,000 Hot Topic, Inc.*                         503,360

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

19,380 Jones Apparel Group, Inc.*             $686,827
17,000 Krispy Kreme Doughnuts, Inc.*           574,090
63,700 Lamar Advertising Company*            2,143,505
11,100 Lennar Corporation                      572,760
64,800 Limited Brands, Inc.                    902,664
19,100 Linens 'n Things, Inc.*                 431,660
68,800 Macrovision Corporation*              1,103,552
34,000 Mattel, Inc.                            651,100
39,400 Michaels Stores, Inc.*                1,233,220
45,600 O'Reilly Automotive, Inc.*            1,153,224
49,300 Office Depot, Inc.*                     727,668
41,200 P.F. Chang's China Bistro, Inc.*      1,495,560
43,100 PETsMART, Inc.*                         738,303
43,600 Pier 1 Imports, Inc.                    825,348
74,300 Radio One, Inc.*                      1,072,149
23,200 Ross Stores, Inc.                       983,448
14,300 Scholastic Corporation*                 514,085
35,300 Sonic Corporation*                      723,297
89,000 Staples, Inc.*                        1,628,700
46,800 Starbucks Corporation*                  953,784
21,100 Starwood Hotels & Resorts
       Worldwide, Inc.                         500,914
57,100 Talbots, Inc.                         1,571,963
22,300 Ticketmaster*                           473,206
33,300 Tiffany & Company                       796,203
49,400 TJX Companies, Inc.                     964,288
53,400 Toll Brothers, Inc.*                  1,078,680
18,700 Too, Inc.*                              439,824
61,200 Univision Communications, Inc.*       1,499,400
45,200 USA Interactive, Inc.*                1,035,984
33,600 Weight Watchers International, Inc.*  1,544,592
16,300 Wendy's International, Inc.             441,241
85,100 Westwood One, Inc.*                   3,179,336
85,500 Williams-Sonoma, Inc.*                2,321,325
36,000 Yum! Brands, Inc.*                      871,920
       -----------------------------------------------
                                            72,102,490
       -----------------------------------------------

Consumer Staples (1.6%)
--------------------
48,600 Career Education Corporation*         1,944,000
45,400 CVS Corporation                       1,133,638
13,600 Hershey Foods Corporation               917,184
18,000 Pepsi Bottling Group, Inc.              462,600
24,850 Whole Foods Market, Inc.*             1,310,340
       -----------------------------------------------
                                             5,767,762
       -----------------------------------------------

Energy (9.2%)
------------
34,270 Apache Corporation                    1,953,047
60,220 BJ Services Company*                  1,945,708

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

Energy--continued
---------------
24,394 Cimarex Energy Company*              $436,653
24,680 ConocoPhillips Corporation          1,194,265
16,300 Cooper Cameron Corporation*           812,066
25,177 Devon Energy Corporation            1,155,624
31,900 ENSCO International, Inc.             939,455
38,800 EOG Resources, Inc.                 1,548,896
32,200 Equitable Resources, Inc.           1,128,288
70,893 GlobalSantaFe Corporation           1,724,118
45,900 Helmerich & Payne, Inc.             1,281,069
20,600 Murphy Oil Corporation                882,710
38,800 Nabors Industries, Ltd.             1,368,476
18,000 National-Oilwell, Inc.*               393,120
31,800 Noble Corporation*                  1,117,770
43,600 Noble Energy, Inc.                  1,637,180
84,800 Ocean Energy, Inc.                  1,693,456
47,750 Patina Oil & Gas Corporation        1,511,288
39,800 Patterson-UTI Energy, Inc.*         1,200,766
22,700 Pioneer Natural Resources Company*    573,175
20,200 Pogo Producing Company                752,450
26,600 SEACOR SMIT, Inc.*                  1,183,700
65,080 Smith International, Inc.*          2,122,910
33,040 Weatherford International, Ltd.*    1,319,287
87,550 XTO Energy, Inc.                    2,162,485
       ---------------------------------------------
                                          32,037,962
       ---------------------------------------------

Finance (10.1%)
--------------
33,600 A.G. Edwards, Inc.                  1,107,456
46,700 ACE, Ltd.                           1,370,178
11,200 Affiliated Managers Group, Inc.*      563,360
24,000 Ambac Financial Group, Inc.         1,349,760
33,000 Arthur J. Gallagher & Company         969,540
36,400 Bank of Hawaii Corporation          1,106,196
29,600 BlackRock, Inc.*                    1,166,240
19,000 Capital One Financial Corporation     564,680
24,465 Charter One Financial, Inc.           702,879
25,750 City National Corporation           1,132,742
19,900 Commerce Bancorp, Inc.                859,481
42,300 Corporate Executive Board Company*  1,350,216
30,000 Countrywide Financial Corporation   1,549,500
36,400 Dime Bancorp, Inc., Stock Warrants      4,404
71,700 Doral Financial Corporation*        2,050,620
34,100 East West Bancorp, Inc.             1,230,328
41,300 Eaton Vance Corporation             1,166,725
30,500 Everest Re Group, Ltd.              1,686,650
24,800 Federated Investors Inc.              629,176

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

 30,690 Fidelity National Financial, Inc.  $1,007,553
 28,800 Investors Financial Services
        Corporation                           788,832
 15,000 Legg Mason, Inc.                      728,100
 20,800 Moody's Corporation                   858,832
 22,500 National Commerce Financial
        Corporation                           536,625
 28,200 New York Community Bancorp, Inc.      814,416
 29,300 North Fork Bancorporation, Inc.       988,582
 15,500 PartnerRe, Ltd.                       803,210
 31,400 Radian Group, Inc.                  1,166,510
 15,900 RenaissanceRe Holdings, Ltd.          629,640
 16,800 SEI Investments Company               456,624
 18,700 SLM Corporation                     1,942,182
 23,300 TCF Financial Corporation           1,017,977
 24,800 Union Planters Corporation            697,872
 36,000 United Bankshares, Inc.             1,046,196
 15,700 XL Capital, Ltd.                    1,212,825
        ---------------------------------------------
                                           35,256,107
        ---------------------------------------------

Health Care (18.3%)
------------------
 29,850 Accredo Health, Inc.*               1,052,212
 36,900 AdvancePCS, Inc.*                     819,549
 58,200 Affymetrix, Inc.*                   1,332,198
 19,500 Allergan, Inc.                      1,123,590
 37,000 AmerisourceBergen Corporation       2,009,470
 29,002 Anthem, Inc.*                       1,824,226
 79,200 Applera Corporation                 1,389,168
 27,000 Barr Laboratories, Inc.*            1,757,430
 19,700 Biogen, Inc.*                         789,182
 39,667 Biomet, Inc.                        1,136,856
 33,000 Biovail Corporation*                  871,530
 24,700 Boston Scientific Corporation*      1,050,244
106,700 Caremark Rx, Inc.*                  1,733,875
 45,800 Cephalon, Inc.*                     2,228,994
 22,900 Charles River Laboratories
        International, Inc.*                  881,192
 69,700 Community Health Systems, Inc.*     1,435,123
 85,500 Cytyc Corporation*                    872,100
 19,400 Dentsply International, Inc.          721,680
 28,700 Express Scripts, Inc.*              1,378,748
 47,500 First Health Group Corporation*     1,156,625
 19,480 Forest Laboratories, Inc.*          1,913,326
 56,800 Genzyme Corporation*                1,679,576
 75,800 Gilead Sciences, Inc.*              2,577,200
 36,975 Health Management Associates, Inc.    661,852

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

Health Care--continued
--------------------
34,300 Henry Schein, Inc.*                  $1,543,500
56,050 IDEC Pharmaceuticals
       Corporation*                          1,859,178
25,300 Invitrogen Corporation*                 791,637
58,925 IVAX Corporation*                       714,760
66,949 King Pharmaceuticals, Inc.*           1,150,853
53,000 Laboratory Corporation of America
       Holdings*                             1,231,720
34,900 Lincare Holdings, Inc.*               1,103,538
65,900 Manor Care, Inc.*                     1,226,399
33,800 Medicis Pharmaceutical
       Corporation*                          1,678,846
75,300 MedImmune, Inc.*                      2,045,901
12,200 Mid Atlantic Medical Services, Inc.*    395,280
43,400 Mylan Laboratories, Inc.              1,514,660
17,800 Oxford Health Plans, Inc.*              648,810
32,250 Province Healthcare Company *           313,792
26,900 Quest Diagnostics, Inc.*              1,530,610
16,300 Scios, Inc.*                            531,054
53,800 Sicor, Inc.*                            852,730
39,900 St. Jude Medical, Inc.*               1,584,828
47,100 STERIS Corporation*                   1,142,175
14,400 Stryker Corporation                     966,528
24,900 TECHNE Corporation*                     711,343
26,000 Teva Pharmaceutical Industries, Ltd.  1,003,860
43,700 Triad Hospitals, Inc.*                1,303,571
25,700 Universal Health Services, Inc.*      1,159,070
38,000 Varian Medical Systems, Inc.*         1,884,800
17,400 WellPoint Health Networks, Inc.*      1,238,184
33,500 Zimmer Holdings, Inc.*                1,390,920
       -----------------------------------------------
                                            63,914,493
       -----------------------------------------------

Industrials (11.2%)
-----------------
34,250 Alliant Techsystems, Inc.*            2,135,488
21,900 American Standard Companies, Inc.*    1,557,966
70,250 Apollo Group, Inc.*                   3,091,000
66,900 BISYS Group, Inc.*                    1,063,710
33,300 C.H. Robinson Worldwide, Inc.         1,038,960
59,700 CheckFree Corporation*                  955,260
49,600 ChoicePoint, Inc.*                    1,958,704
33,200 Cintas Corporation                    1,518,900
56,650 Concord EFS, Inc.*                      891,671
60,100 Convergys Corporation*                  910,515
46,900 Corinthian Colleges, Inc.*            1,775,634
21,800 Danaher Corporation                   1,432,260

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

 24,100 Deere & Company                      $1,104,985
 15,600 DST Systems, Inc.*                      554,580
 42,950 Electro Scientific Industries, Inc.*    859,000
 49,300 Equifax, Inc.                         1,140,802
 46,060 Expeditors International of
        Washington, Inc.                      1,503,859
 67,100 Fastenal Company                      2,508,869
 44,565 Fiserv, Inc.*                         1,512,982
 12,400 H&R Block, Inc.                         498,480
 45,600 IMS Health, Inc.                        729,600
 28,400 L-3 Communications Holdings, Inc.*    1,275,444
 42,600 Manpower, Inc.                        1,358,940
 49,000 Precision Castparts Corporation       1,188,250
 61,200 Republic Services, Inc.*              1,283,976
 85,400 Robert Half International, Inc.*      1,375,794
 39,200 Sabre Holdings Corporation*             709,912
 28,700 Shaw Group, Inc.*                       472,115
 20,200 SPX Corporation*                        756,490
 28,200 Swift Transportation Company, Inc.*     564,508
 29,400 W.W. Grainger, Inc.                   1,515,570
        -----------------------------------------------
                                             39,244,224
        -----------------------------------------------

Information Technology (19.8%)
----------------------------
 35,250 Activision, Inc.*                       514,298
183,578 ADC Telecommunications, Inc.*           383,678
 26,200 Adobe Systems, Inc.                     649,786
 56,400 Affiliated Computer Services, Inc.*   2,969,460
 51,500 Altera Corporation*                     635,510
 53,700 Analog Devices, Inc.*                 1,281,819
 68,300 ATI Technologies, Inc.*                 317,663
123,200 AVX Corporation                       1,207,360
181,800 BEA Systems, Inc.*                    2,085,246
 80,500 BMC Software, Inc.*                   1,377,355
 88,000 Borland Software Corporation*         1,082,400
 19,600 Broadcom Corporation*                   295,176
 68,250 Brocade Communications
        Systems, Inc.*                          282,555
 47,100 Business Objects SA ADR*                706,500
114,500 Citrix Systems, Inc.*                 1,410,640
148,900 Compuware Corporation*                  714,720
 79,600 Comverse Technology, Inc.*              797,592
 23,500 Cymer, Inc.*                            757,875
 44,700 Electronic Arts, Inc.*                2,224,719
 92,700 EMC Corporation*                        569,178
 28,500 Emulex Corporation*                     528,675
 39,300 Fair, Isaac and Company, Inc.         1,678,110

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

Information Technology--continued
-------------------------------
 49,600 Fairchild Semiconductor
        International, Inc.*                   $531,216
 68,018 Flextronics International, Ltd.*        557,067
 41,400 Gamestop Corporation*                   405,720
 30,600 Integrated Circuit Systems, Inc.*       558,450
 65,300 Integrated Device Technology, Inc.*     546,561
 25,300 Internet Security Systems, Inc.*        463,749
 80,000 Intersil Corporation*                 1,115,200
 59,000 Intuit, Inc.*                         2,768,280
 19,200 Investment Technology Group, Inc.*      429,312
 36,300 Jabil Circuit, Inc.*                    650,496
 18,440 KLA-Tencor Corporation*                 652,223
101,300 Lam Research Corporation*             1,094,040
 13,500 Lexmark International, Inc.*            816,750
 17,200 Linear Technology Corporation           442,384
 65,200 Macromedia, Inc.*                       694,380
 99,800 Marvell Technology Group, Ltd.*       1,882,228
 24,840 Maxim Integrated Products, Inc.         820,714
 35,700 Mercury Interactive Corporation*      1,058,505
133,890 Microchip Technology, Inc.            3,273,610
 44,100 National Instruments Corporation*     1,432,809
 69,300 National Semiconductor
        Corporation*                          1,040,193
 40,100 NCR Corporation*                        951,974
 33,800 Network Appliance, Inc.*                338,000
 56,400 Network Associates, Inc.*               907,476
 42,770 Novellus Systems, Inc.*               1,200,982
 47,100 PeopleSoft, Inc.*                       861,930
 54,200 Polycom, Inc.*                          515,984
 45,600 QLogic Corporation*                   1,573,656
 46,700 Rational Software Corporation*          485,213
 67,800 Research in Motion, Ltd.*               889,536
 71,700 RF Micro Devices, Inc.*                 525,561
 44,200 Semtech Corporation*                    482,664
 45,300 Siebel Systems, Inc.*                   338,844
 74,060 SunGard Data Systems, Inc.*           1,744,854
 71,700 Symantec Corporation*                 2,904,567
 16,300 Synopsys, Inc.*                         752,245
 46,300 Tech Data Corporation*                1,248,248
122,100 Tekelec, Inc.*                        1,275,945
 68,700 Tektronix, Inc.*                      1,249,653
 33,600 Titan Corporation*                      349,440
 30,900 UTStarcom, Inc.*                        612,747
 50,400 Varian Semiconductor Equipment, Inc.* 1,197,554
 49,000 VeriSign, Inc.*                         392,980

Shares Common Stocks (94.9%)               Market Value
-------------------------------------------------------

98,600 VERITAS Software Corporation*    $1,540,132
85,100 Vishay Intertechnology, Inc.*       951,418
18,540 Waters Corporation*                 403,801
61,820 Xilinx, Inc.*                     1,273,492
 7,100 Zebra Technologies Corporation*     406,830
       -------------------------------------------
                                        69,079,928
       -------------------------------------------

Technology (0.6%)
----------------
75,100 Overture Services, Inc.*          2,050,983
       -------------------------------------------
                                         2,050,983
       -------------------------------------------

Utilities (0.2%)
-------------
15,700 Kinder Morgan, Inc.                 663,639
       -------------------------------------------
                                           663,639
       -------------------------------------------
       -------------------------------------------
       Total Common Stocks
       (cost $384,730,175)             330,975,224
       -------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2002

 Principal
  Amount    Short-Term Investments (5.1%)      Interest Rate/(b)/ Maturity Date Market Value
=----------------------------------------------------------
$12,350,000 New York Asset Trust                    1.250%          1/2/2003     $12,349,571
  5,500,000 Triple A-1 Funding Corporation          1.390           1/6/2003       5,498,938
                              --------------------------------------------------------------
                              Total Short-Term Investments
                              (at amortized cost)                                 17,848,509
                              --------------------------------------------------------------
                              Total Investments
                              (cost $402,578,684)                               $348,823,733
                              --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                            World Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

Australia (1.4%)
-------------
347,000 BHP Billiton, Ltd.                $1,982,034
 86,752 Brambles Industries, Ltd.            229,453
408,906 News Corporation, Ltd.             2,197,568
        --------------------------------------------
        Total Australia                    4,409,055
        --------------------------------------------

Belgium (0.8%)
-------------
 95,180 Dexia SA                           1,180,814
 40,299 Fortis NV                            709,994
 14,309 UCB SA                               450,175
        --------------------------------------------
        Total Belgium                      2,340,983
        --------------------------------------------

Brazil (0.5%)
----------
 32,100 Companhia Brasileira de
        Distribuicao Grupo Pao de Acucar     491,130
 84,090 Petroleo Brasileiro SA--Petrobras
        ADR                                1,126,806
        --------------------------------------------
        Total Brazil                       1,617,936
        --------------------------------------------

Canada (0.5%)
------------
 19,030 Alcan, Inc.                          558,119
 15,015 Celestica, Inc. ADR*                 211,712
 21,760 Royal Bank of Canada                 796,870
        --------------------------------------------
        Total Canada                       1,566,701
        --------------------------------------------

Denmark (0.4%)
-------------
 45,300 Novo Nordisk A/S                   1,307,687
        --------------------------------------------
        Total Denmark                      1,307,687
        --------------------------------------------

Finland (1.5%)
------------
311,048 Nokia Oyj                          4,941,868
        --------------------------------------------
        Total Finland                      4,941,868
        --------------------------------------------

France (13.7%)
------------
 90,146 Aventis SA                         4,896,968
127,872 Axa Group                          1,715,130
133,908 Banque Nationale de Paris          5,452,868
  5,449 Cap Gemini SA                        124,459
 10,840 Carrefour SA                         482,340
 53,004 Compagnie de Saint-Gobain          1,554,164
  8,993 Equant NV*                            36,498
  4,440 Groupe Danone                        596,928
 11,852 Hermes International               1,635,681
  4,858 L'Oreal SA                           369,612
  4,095 LAFARGE SA                           308,340

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

 24,289 LVMH Moet Hennessy Louis
        Vuitton SA                       $997,223
 96,400 Orange SA*                        666,214
  7,265 Pinault-Printemps-Redoute SA      534,078
 85,896 Sanofi-Synthelabo SA            5,247,107
 44,368 Schneider Electric SA           2,097,979
 17,596 Societe Generale                1,024,137
 90,658 Societe Television Francaise 1  2,420,559
103,231 Sodexho Alliance SA             2,381,683
 48,400 Thomson Multimedia SA*            825,310
 70,417 Total Fina Elf SA              10,050,478
 29,853 Vivendi Universal SA              481,812
        -----------------------------------------
        Total France                   43,899,568
        -----------------------------------------

Germany (2.3%)
-------------
  8,621 Allianz AG                        819,552
 22,452 Bayer AG                          481,503
 13,516 Bayerische Hypo-und
        Vereinsbank AG                    215,732
 35,026 Deutsche Bank AG                1,612,524
 14,990 Deutsche Telekom AG               192,570
 25,626 E.ON AG                         1,033,304
 35,692 Gehe AG                         1,388,660
 12,900 Rhoen-Klinikum AG                 419,375
 10,160 SAP AG                            804,650
 10,867 Siemens AG                        461,547
        -----------------------------------------
        Total Germany                   7,429,417
        -----------------------------------------

Greece (0.1%)
-----------
 38,520 Hellenic Telecommunication
        Organization SA                   423,349
        -----------------------------------------
        Total Greece                      423,349
        -----------------------------------------

Hong Kong (0.7%)
---------------
223,000 Cheung Kong Holdings, Ltd.      1,451,199
130,200 Hutchison Whampoa, Ltd.           814,736
        -----------------------------------------
        Total Hong Kong                 2,265,935
        -----------------------------------------

India (0.1%)
----------
 73,376 ICICI Bank, Ltd. ADR              476,944
        -----------------------------------------
        Total India                       476,944
        -----------------------------------------

Italy (5.6%)
----------
215,520 Alleanza Assicurazioni SPA      1,631,833
 31,070 Assicurazioni Generali SPA        638,629
290,355 Eni SPA                         4,613,101

The accompanying notes to the financial statements are an integral part of this schedule.

World Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

Italy--continued
--------------
531,075 IntesaBci SPA                    $1,119,446
 31,761 Mediaset SPA                        241,814
113,575 Mediolanum SPA                      584,811
412,669 Olivetti SPA                        420,646
840,339 Telecom Italia Mobile SPA         4,430,113
225,900 Telecom Italia SPA                1,139,495
773,557 UniCredito Italiano SPA           3,090,782
        -------------------------------------------
        Total Italy                      17,910,670
        -------------------------------------------

Japan (15.8%)
-----------
103,000 Canon, Inc.                       3,876,810
 63,100 Credit Saison Company, Ltd.       1,075,930
 44,000 Daiichi Pharmaceutical
        Company, Ltd.                       630,953
 15,800 Fanuc, Ltd.                         698,468
    189 Fuji Television Network, Inc.       760,711
104,000 Fujisawa Pharmaceutical
        Company, Ltd.                     2,377,568
 76,600 Hitachi Chemical Company, Ltd.      657,898
 76,800 Honda Motor Company               2,838,936
 37,000 Ito-Yokado Company, Ltd.          1,090,434
    113 Japan Telecom Holdings Company      350,152
    624 KDDI Corporation                  2,022,903
  4,700 Keyence Corporation                 817,236
 11,200 Kyocera Corporation                 651,667
114,000 MARUI Company, Ltd.               1,115,426
188,000 Mitsubishi Estate Company, Ltd.   1,431,054
321,000 Mitsui Fudosan Company, Ltd.      2,081,256
 12,500 Murata Manufacturing
        Company, Ltd.                       489,432
123,000 Nomura Holdings, Inc.             1,381,627
  1,470 NTT DoCoMo, Inc.                  2,710,761
  9,100 Rohm Company, Ltd.                1,157,806
101,500 Secom Company, Ltd.               3,478,486
 79,000 Seven-Eleven Japan Company, Ltd.  2,408,050
 27,000 Shin-Etsu Chemical Company, Ltd.    884,389
151,000 Shiseido Company, Ltd.            1,961,881
 10,600 SMC Corporation                     994,308
 91,700 Sony Corporation                  3,829,842
 73,000 Sumitomo Corporation                313,489
 89,000 Suzuki Motor Corporation            966,740
 34,000 Takeda Chemical Industries, Ltd.  1,420,007
 15,550 Takefuji Corporation                896,914

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

   45,000 Toppan Printing Company, Ltd.    $338,372
  110,900 Toyota Motor Corporation        2,978,873
   72,000 Yamanouchi Pharmaceutical
          Company, Ltd.                   2,085,551
          -----------------------------------------
          Total Japan                    50,773,930
          -----------------------------------------

Malaysia (0.3%)
-------------
  288,600 Malayan Banking Berhad            562,011
  313,000 Sime Darby Berhad                 408,547
          -----------------------------------------
          Total Malaysia                    970,558
          -----------------------------------------

Mexico (1.5%)
-----------
   85,400 America Movil SA de CV,
          Class L ADR                     1,226,344
  380,000 Fomento Economico Mexicano SA
          de CV                           1,383,244
1,173,700 Grupo Financiero BBVA Bancomer
          SA de CV                          890,976
   11,582 Telefonos de Mexico SA de CV,
          Class L ADR                       370,392
  410,400 Wal-Mart de Mexico de CV          937,382
          -----------------------------------------
          Total Mexico                    4,808,338
          -----------------------------------------

Netherlands (5.4%)
----------------
    7,460 Akzo Nobel NV                     236,498
  129,630 ASM Holding NV*                 1,082,106
   77,790 Fortis NV                       1,359,095
  204,924 ING Groep NV                    3,468,546
   46,100 Koninklijke (Royal) Ahold NV      584,975
  203,000 Koninklijke (Royal) KPN NV      1,319,893
  168,988 Koninklijke (Royal) Philips
          Electronics NV                  2,959,534
  108,290 Reed Elsevier NV                1,323,017
   43,058 Royal Dutch Petroleum Company   1,894,248
   64,345 VNU NV                          1,676,842
   77,910 Wolters Kluwer NV               1,356,289
          -----------------------------------------
          Total Netherlands              17,261,043
          -----------------------------------------

Norway (0.4%)
------------
   71,430 Orkla ASA                       1,215,409
   26,530 Statoil ASA                       223,796
          -----------------------------------------
          Total Norway                    1,439,205
          -----------------------------------------

Portugal (0.1%)
-------------
   22,063 Jeronimo Martins                  160,805
          -----------------------------------------
          Total Portugal                    160,805
          -----------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

World Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

Russia (0.7%)
-----------
 10,930 LUKOIL Oil Company ADR*               $671,548
 12,010 YUKOS Oil Company ADR                1,692,563
        ----------------------------------------------
        Total Russia                         2,364,111
        ----------------------------------------------

Singapore (1.0%)
--------------
 15,745 Haw Par Healthcare, Ltd.                29,589
        Corporation Limited
850,000 MobileOne (Asia) Limited*              597,815
385,112 United Overseas Bank, Ltd.           2,619,734
        ----------------------------------------------
        Total Singapore                      3,247,138
        ----------------------------------------------

South Korea (3.2%)
----------------
 16,400 Kookmin Bank ADR                       579,740
 71,928 KT Corporation ADR                   1,550,048
 44,965 Posco ADR                            1,111,984
 15,600 Samsung Electronics Company, Ltd.    4,130,011
 88,600 Shinhan Financial Group
        Company, Ltd.                          926,302
  9,400 SK Telecom Company, Ltd.             1,814,932
        ----------------------------------------------
        Total South Korea                   10,113,017
        ----------------------------------------------

Spain (3.7%)
-----------
254,654 Banco Bilbao Vizcaya Argentaria, SA  2,435,546
291,124 Banco Santander Central Hispano SA   1,996,672
 88,692 Endesa SA                            1,037,076
 77,480 Gas Natural SDG, SA                  1,468,246
 66,100 Industria de Diseno Textil SA        1,560,372
 55,062 Repsol YPF SA                          727,568
207,890 Telefonica SA                        1,859,661
 28,834 Telefonica SA ADR                      766,119
        ----------------------------------------------
        Total Spain                         11,851,260
        ----------------------------------------------

Sweden (2.9%)
------------
 66,215 Electrolux AB                        1,047,224
111,470 Hennes & Mauritz AB                  2,154,010
202,736 Nordea AB                              895,452
 13,120 Sandvik AB                             293,517
384,160 Securitas AB                         4,595,427
426,424 Telefonaktiebolaget LM Ericsson,
        Class B                                299,193
        ----------------------------------------------
        Total Sweden                         9,284,823
        ----------------------------------------------

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

Switzerland (6.1%)
----------------
   98,070 Adecco SA                        $3,843,102
   25,120 Credit Suisse Group                 544,863
   37,463 Nestle SA                         7,936,273
   27,200 Roche Holding AG                  1,894,816
   55,149 STMicroelectronics NV             1,080,353
   90,328 UBS AG                            4,388,722
          -------------------------------------------
          Total Switzerland                19,688,129
          -------------------------------------------

Taiwan (0.7%)
------------
1,764,180 Taiwan Semiconductor
          Manufacturing Company, Ltd.*      2,168,949
          -------------------------------------------
          Total Taiwan                      2,168,949
          -------------------------------------------

Thailand (0.3%)
-------------
  773,000 Bangkok Bank Public
          Company, Ltd.*                      886,756
          -------------------------------------------
          Total Thailand                      886,756
          -------------------------------------------

United Kingdom (28.5%)
---------------------
   75,233 Abbey National plc                  627,233
  102,798 AstraZeneca plc                   3,673,065
   41,168 Autonomy Corporation plc*           115,955
  163,211 BG Group plc                        704,004
  404,000 BP Amoco plc                      2,776,516
  604,410 Brambles Industries plc           1,478,653
  227,691 Cable & Wireless plc                163,995
  264,467 Cadbury Schweppes plc             1,647,303
  107,000 Celltech Group plc*                 594,147
  231,000 Centrica plc                        635,769
  878,250 Compass Group plc                 4,664,693
  237,367 Diageo plc                        2,578,785
  125,040 DS Smith plc                        293,123
  308,370 Electrocomponents plc             1,424,443
  120,230 Friends Provident plc               233,664
   18,000 GKN plc                              58,159
  688,404 GlaxoSmithKline plc              13,207,195
  251,460 Granada plc                         322,768
  659,665 Hays plc                            984,755
   72,400 HSBC Holdings plc                   791,442
  692,472 Kingfisher plc                    2,479,837
   44,400 P & O Princess Cruises plc          308,000
   58,551 Reckitt Benckiser plc             1,135,566
1,052,368 Reed Elsevier plc                 9,010,943
  227,779 Rio Tinto plc                     4,545,967
  361,732 Royal Bank of Scotland Group plc  8,663,249

The accompanying notes to the financial statements are an integral part of this schedule.

World Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

United Kingdom--continued
-----------------------
  984,162 Shell Transport & Trading
          Company plc               $6,478,595
   71,200 Standard Chartered plc       809,051
1,057,120 Tesco plc                  3,300,783
  480,148 Tomkins plc                1,468,317
  320,172 Unilever plc               3,045,522
   73,229 United Busines Media plc     341,800
4,865,885 Vodafone Group plc         8,869,334
  290,000 Woolworths Group plc         169,199
  499,240 WPP Group plc              3,812,734
          ------------------------------------
          Total United Kingdom      91,414,564
          ------------------------------------

Shares Common Stocks (98.3%)               Market Value
-------------------------------------------------------

United States (0.1%)
-----------------
21,815 Check Point Software
       Technologies, Ltd.*                 $282,941
31,827 SkillSoft Public Limited Company
       ADR*                                  87,524
       --------------------------------------------
       Total United States                  370,465
       --------------------------------------------
       --------------------------------------------
       Total Common Stocks
       (cost $418,034,890)              315,393,204
       --------------------------------------------

Principal
 Amount   Short-Term Investments (1.7%)      Interest Rate/(b)/ Maturity Date Market Value
=--------------------------------------------------------
 $620,000 Amsterdam Funding Corporation            1.200%         1/2/2003        $619,979
4,600,000 Euro Time Deposit                         2.500         1/2/2003       4,824,018
                            --------------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                                  5,443,997
                            --------------------------------------------------------------
                            Total Investments
                            (cost $423,478,887)                               $320,837,201
                            --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                             FI All Cap Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

Basic Materials (2.9%)
------------------
14,800 Dow Chemical Company                 $439,560
12,600 Newmont Mining Corporation            365,778
 3,800 Praxair, Inc.                         219,526
       ---------------------------------------------
                                           1,024,864
       ---------------------------------------------

Communication Services (3.8%)
---------------------------
17,600 ALLTEL Corporation                    897,600
15,800 CenturyTel, Inc.                      464,204
       ---------------------------------------------
                                           1,361,804
       ---------------------------------------------

Consumer Discretionary (12.8%)
----------------------------
 8,500 American Axle & Manufacturing
       Holdings, Inc.*                       199,070
25,800 Chico's FAS, Inc.*                    487,878
10,100 Clear Channel Communications, Inc.*   376,629
19,900 Cox Communications, Inc.*             565,160
19,200 Fox Entertainment Group, Inc.*        497,856
 5,100 Harrah's Entertainment, Inc.*         201,960
12,800 Hollywood Entertainment
       Corporation*                          193,280
 2,700 International Game Technology*        204,984
 6,000 KB Home                               257,100
 4,000 Lennar Corporation                    206,400
21,000 Lowe's Companies, Inc.                787,500
21,700 Williams-Sonoma, Inc.*                589,155
       ---------------------------------------------
                                           4,566,972
       ---------------------------------------------

Consumer Staples (9.3%)
---------------------
30,700 Gillette Company                      932,052
 3,800 Hershey Foods Corporation             256,272
16,100 Kraft Foods, Inc.                     626,773
27,400 Philip Morris Companies, Inc.       1,110,523
16,500 Safeway, Inc.*                        385,440
       ---------------------------------------------
                                           3,311,060
       ---------------------------------------------

Energy (6.2%)
------------
 9,800 ENSCO International, Inc.             288,610
26,300 Nabors Industries, Ltd.               927,601
28,400 Noble Corporation*                    998,260
       ---------------------------------------------
                                           2,214,471
       ---------------------------------------------

Finance (19.1%)
-------------
 3,100 Allstate Corporation                  114,669
14,200 Bear Stearns Companies, Inc.          843,480
14,700 Citigroup, Inc.                       517,293

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

 7,600 City National Corporation          $334,324
 6,600 Commerce Bancorp, Inc.              285,054
   900 Eaton Vance Corporation              25,425
 7,700 Federal Home Loan Mortgage
       Corporation                         454,685
 4,700 Federal National Mortgage
       Corporation                         302,351
19,500 Fidelity National Financial, Inc.   640,185
13,700 Fifth Third Bancorp                 802,135
17,800 HCC Insurance Holdings, Inc.        437,880
11,700 Legg Mason, Inc.                    567,918
 8,200 MBIA, Inc.                          359,652
13,350 MBNA Corporation                    253,917
 5,000 Radian Group, Inc.                  185,750
   800 RenaissanceRe Holdings, Ltd.         31,680
17,800 Wachovia Corporation                648,632
       -------------------------------------------
                                         6,805,030
       -------------------------------------------

Health Care (14.2%)
-----------------
10,900 Abbott Laboratories                 436,000
 5,200 Barr Laboratories, Inc.*            338,468
 5,600 Biomet, Inc.                        160,496
 5,300 Boston Scientific Corporation*      225,356
14,400 Coventry Health Care, Inc.*         418,032
14,200 Gilead Sciences, Inc.*              482,800
 3,600 HCA, Inc.                           149,400
17,700 Johnson & Johnson                   950,667
 3,900 Medtronic, Inc.                     177,840
13,300 Merck & Company, Inc.               752,913
27,300 Pfizer, Inc.                        834,561
 1,800 UnitedHealth Group, Inc.            150,300
       -------------------------------------------
                                         5,076,833
       -------------------------------------------

Industrials (11.5%)
---------------
 7,200 3M Company                          887,760
26,900 AGCO Corporation                    594,490
 9,100 Allied Waste Industries, Inc.*       91,000
 2,500 Avery Dennison Corporation          152,700
 3,900 Corinthian Colleges, Inc.*          147,654
21,800 CSX Corporation                     617,158
 2,700 Illinois Tool Works, Inc.           175,122
15,900 Lockheed Martin Corporation         918,225
 2,700 Northrop Grumman Corporation        261,900
 7,700 Stericycle, Inc.*                   249,318
       -------------------------------------------
                                         4,095,327
       -------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

FI All Cap Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

Information Technology (13.9%)
---------------------------
16,295 Activision, Inc.*              $237,744
 7,400 Amphenol Corporation *          281,200
12,500 Analog Devices, Inc.*           298,375
43,300 Applied Materials, Inc. *       564,199
16,400 Avnet, Inc.                     177,612
19,400 Dell Computer Corporation*      518,756
28,700 Fairchild Semiconductor
       International, Inc.*            307,377
22,500 Micron Technology, Inc.*        219,150
23,500 Microsoft Corporation*        1,214,950
25,100 Network Associates, Inc.*       403,859
17,940 Teradyne, Inc.*                 233,399
45,600 Vishay Intertechnology, Inc.*   509,808
       ---------------------------------------
                                     4,966,429
       ---------------------------------------

Shares Common Stocks (96.3%)               Market Value
-------------------------------------------------------

Utilities (2.6%)
------------
 9,800 Edison International*     $116,130
16,900 FirstEnergy Corporation    557,193
 4,000 FPL Group, Inc.            240,520
       ----------------------------------
                                  913,843
       ----------------------------------
       ----------------------------------
       Total Common Stocks
       (cost $36,164,593)      34,336,633
       ----------------------------------

Principal
 Amount    Short-Term Investments (3.7%)      Interest Rate/(b)/ Maturity Date Market Value
=---------------------------------------------------------
$1,322,000 State Street Bank/(c)/                  1.200%          1/2/2003     $1,322,000
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                 1,322,000
                             --------------------------------------------------------------
                             Total Investments
                             (cost $37,486,593)                                $35,658,633
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) Repurchase agreement dated 12/31/02, $1,322,088 maturing 1/2/2003, collateralized by $1,348,612 Federal National Mortgage Association Medium Term
Notes, 3.500% due 9/15/2004.

The accompanying notes to the financial statements are an integral part of this schedule.

                               Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Basic Materials (0.8%)
-------------------
   76,300 Air Products and Chemicals, Inc. $3,261,825
  190,200 Alcoa, Inc.                       4,332,756
  176,600 International Paper Company       6,175,702
   60,300 Weyerhaeuser Company              2,967,363
          -------------------------------------------
                                           16,737,646
          -------------------------------------------

Communication Services (1.1%)
---------------------------
  696,600 AT&T Wireless Services, Inc.*     3,935,790
  111,700 SBC Communications, Inc.          3,028,187
  269,700 Sprint PCS Group*                 1,181,286
   20,000 Triton PCS Holdings, Inc.*           78,600
  235,000 Verizon Communications, Inc.      9,106,250
  245,000 Vodafone Group plc ADR            4,439,400
          -------------------------------------------
                                           21,769,513
          -------------------------------------------

Consumer Discretionary (16.3%)
---------------------------
  203,000 Abercrombie & Fitch Company*      4,153,380
  142,300 Amazon.com, Inc.*                 2,688,047
  884,800 AOL Time Warner, Inc.*           11,590,880
  256,500 Bed Bath & Beyond, Inc.*          8,856,945
  167,300 Best Buy Company, Inc.*           4,040,295
   35,500 Blockbuster, Inc.                   434,875
  111,400 Brinker International, Inc.*      3,592,650
  199,300 Carnival Corporation              4,972,535
   70,600 Centex Corporation                3,544,120
  445,500 Clear Channel
          Communications, Inc.*            16,612,695
  526,600 Comcast Corporation*             11,895,894
  110,500 Costco Wholesale Corporation*     3,100,630
  266,400 Cox Communications, Inc.*         7,565,760
  109,500 eBay, Inc.*                       7,426,290
  248,000 Fox Entertainment Group, Inc.*    6,430,640
   59,600 Gannett Company, Inc.             4,279,280
  183,100 Gap, Inc.                         2,841,712
  255,300 Harley-Davidson, Inc.            11,794,860
  962,700 Home Depot, Inc.                 23,066,292
  283,400 Kohl's Corporation*              15,856,230
   69,700 Lear Corporation*                 2,319,616
   59,100 Lennar Corporation                3,049,560
1,039,376 Liberty Media Corporation*        9,292,021
  198,200 Limited Brands, Inc.              2,760,926
  135,700 Linens 'n Things, Inc.*           3,066,820
  380,500 Lowe's Companies, Inc.           14,268,750
   36,800 Marriott International, Inc.      1,209,616
   73,900 NIKE, Inc.                        3,286,333

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

   47,000 Omnicom Group, Inc.              $3,036,200
  388,100 Staples, Inc.*                    7,102,230
  179,400 Starwood Hotels & Resorts
          Worldwide, Inc.                   4,258,956
  468,800 Target Corporation               14,064,000
  306,300 TJX Companies, Inc.               5,978,976
   98,000 Tribune Company                   4,455,080
  154,100 Univision Communications, Inc.*   3,775,450
  790,700 Viacom, Inc.*                    32,228,932
1,001,700 Wal-Mart Stores, Inc.            50,595,867
  374,800 Walt Disney Company               6,112,988
   85,200 Yum! Brands, Inc.*                2,063,544
          -------------------------------------------
                                          327,669,875
          -------------------------------------------

Consumer Staples (6.2%)
---------------------
  155,700 Avon Products, Inc.               8,387,559
  427,100 Coca-Cola Company                18,715,522
  272,600 Colgate-Palmolive Company        14,292,418
   91,700 General Mills, Inc.               4,305,315
  270,600 Gillette Company                  8,215,416
  107,600 Kraft Foods, Inc.                 4,188,868
  179,300 Kroger Company*                   2,770,185
  116,595 Monsanto Company                  2,244,454
  366,200 PepsiCo, Inc.                    15,460,964
  282,100 Procter & Gamble Company         24,243,674
  349,900 SYSCO Corporation                10,423,521
  422,200 Walgreen Company                 12,324,018
          -------------------------------------------
                                          125,571,914
          -------------------------------------------

Energy (4.4%)
------------
  156,400 Anadarko Petroleum Corporation    7,491,560
   99,490 Apache Corporation                5,669,935
  191,600 Baker Hughes, Inc.                6,167,604
  100,300 BP plc                            4,077,195
  130,300 Chesapeake Energy Corporation     1,008,522
   82,459 ConocoPhillips Corporation        3,990,191
  148,700 ENSCO International, Inc.         4,379,215
  486,100 Exxon Mobil Corporation          16,984,334
  150,800 GlobalSantaFe Corporation         3,667,456
  122,900 Nabors Industries, Ltd.           4,334,683
  127,700 Noble Corporation*                4,488,655
  179,400 Ocean Energy, Inc.                3,582,618
  121,800 Schlumberger, Ltd.                5,126,562
  168,100 Smith International, Inc.*        5,483,422
   52,000 Tidewater, Inc.                   1,617,200
  222,600 Transocean, Inc.                  5,164,320

The accompanying notes to the financial statements are an integral part of this schedule.

Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Energy--continued
----------------
  113,000 Weatherford International, Ltd.*   $4,512,090
          ---------------------------------------------
                                             87,745,562
          ---------------------------------------------

Finance (17.7%)
-------------
  163,700 AFLAC, Inc.                         4,930,644
  129,000 Allstate Corporation                4,771,710
  452,300 American Express Company           15,988,805
  747,800 American International Group, Inc. 43,260,230
  119,200 Arthur J. Gallagher & Company       3,502,096
  278,600 Bank of America Corporation        19,382,202
  130,800 Bank of New York Company, Inc.      3,133,968
   75,300 Bear Stearns Companies, Inc.        4,472,820
  524,000 Charles Schwab Corporation          5,685,400
1,275,200 Citigroup, Inc.                    44,874,288
  726,200 E*TRADE Group, Inc.*                3,529,332
  389,800 Federal Home Loan Mortgage
          Corporation                        23,017,690
  206,500 Federal National Mortgage
          Corporation                        13,284,145
   91,900 Fifth Third Bancorp                 5,380,745
  151,500 Goldman Sachs Group, Inc.          10,317,150
  154,700 Household International, Inc.       4,302,207
  286,000 J.P. Morgan Chase & Company         6,864,000
  154,700 Lehman Brothers Holdings, Inc.      8,243,963
  229,700 Marsh & McLennan
          Companies, Inc.                    10,614,437
  626,100 MBNA Corporation                   11,908,422
  243,500 Merrill Lynch & Company, Inc.       9,240,825
  191,100 MetLife, Inc.                       5,167,344
  196,700 Morgan Stanley                      7,852,264
  918,000 Nasdaq--100 Index Tracking
          Stock*                             22,371,660
   85,900 Radian Group, Inc.                  3,191,185
   97,600 RenaissanceRe Holdings, Ltd.        3,864,960
  110,000 S&P 400 Mid-Cap Depository
          Receipts                            8,651,500
   74,900 SAFECO Corporation                  2,596,783
  135,100 State Street Corporation            5,268,900
  169,693 Travelers Property Casualty
          Company, Class B*                   2,486,002
  400,904 U.S. Bancorp                        8,507,183
  197,900 Wachovia Corporation                7,211,476
  163,100 Washington Mutual, Inc.             5,631,843
  230,300 Wells Fargo & Company              10,794,161

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

  163,600 Willis Group Holdings, Ltd.*       $4,690,412
          ---------------------------------------------
                                            354,990,752
          ---------------------------------------------

Health Care (18.9%)
-----------------
  318,100 Abbott Laboratories                12,724,000
   43,200 Allergan, Inc.                      2,489,184
  109,400 AmerisourceBergen Corporation       5,941,514
  745,600 Amgen, Inc.*                       36,042,304
   35,700 Anthem, Inc.*                       2,245,530
  214,000 Baxter International, Inc.          5,992,000
   30,500 Biogen, Inc.*                       1,221,830
  170,200 Biomet, Inc.                        4,877,932
  176,100 Boston Scientific Corporation*      7,487,772
  224,300 Bristol-Myers Squibb Company        5,192,545
  157,150 Cardinal Health, Inc.               9,301,708
   76,000 Cephalon, Inc.*                     3,698,768
  283,900 Eli Lilly and Company              18,027,650
   81,800 Forest Laboratories, Inc.*          8,034,396
  163,900 Genentech, Inc.*                    5,434,924
   81,800 Genzyme Corporation*                2,418,826
  182,300 Gilead Sciences, Inc.*              6,198,200
   74,850 Guidant Corporation*                2,309,122
  134,200 HCA, Inc.                           5,569,300
  184,300 Health Management
          Associates, Inc.                    3,298,970
  866,900 Johnson & Johnson                  46,561,199
  145,200 MedImmune, Inc.*                    3,945,084
  700,100 Medtronic, Inc.                    31,924,562
  283,900 Merck & Company, Inc.              16,071,579
  119,500 Millennium Pharmaceuticals, Inc.*     948,830
2,335,000 Pfizer, Inc.                       71,380,950
  326,900 Pharmacia Corporation              13,664,420
  238,800 Tenet Healthcare Corporation*       3,916,320
  130,000 Triad Hospitals, Inc.*              3,877,900
  233,200 UnitedHealth Group, Inc.           19,472,200
   77,900 WellPoint Health Networks, Inc.*    5,543,364
  384,100 Wyeth Corporation                  14,365,340
          ---------------------------------------------
                                            380,178,223
          ---------------------------------------------

Industrials (9.7%)
---------------
  116,900 3M Company                         14,413,770
   38,600 Alliant Techsystems, Inc.*          2,406,710
  156,500 Automatic Data Processing, Inc.     6,142,625
   74,300 Caterpillar, Inc.                   3,396,996
  263,350 Cendant Corporation*                2,759,908

The accompanying notes to the financial statements are an integral part of this schedule.

Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
  147,600 Concord EFS, Inc.*                    $2,323,224
   57,400 CSX Corporation                        1,624,994
   83,700 Cummins, Inc.                          2,354,481
   81,400 Danaher Corporation                    5,347,980
   39,400 Eaton Corporation                      3,077,534
   53,300 Emerson Electric Company               2,710,305
   52,000 Fastenal Company                       1,944,280
   76,100 FedEx Corporation                      4,126,142
  424,000 First Data Corporation                15,013,840
  160,575 Fiserv, Inc.*                          5,451,521
   53,400 General Dynamics Corporation           4,238,358
1,890,700 General Electric Company              46,038,545
  121,100 Illinois Tool Works, Inc.              7,854,546
  107,400 L-3 Communications
          Holdings, Inc.*                        4,823,334
  223,900 Lockheed Martin Corporation           12,930,225
   95,500 Manpower, Inc.                         3,046,450
   88,200 Northrop Grumman Corporation           8,555,400
  512,600 Northwest Airlines Corporation*        3,762,484
  140,600 Paychex, Inc.                          3,922,740
  698,200 Tyco International, Ltd.              11,925,256
   46,800 Union Pacific Corporation              2,801,916
   91,700 United Parcel Service, Inc., Class B   5,784,436
   96,000 United Technologies
          Corporation                            5,946,240
          ------------------------------------------------
                                               194,724,240
          ------------------------------------------------

Information Technology (20.7%)
----------------------------
  161,200 Adobe Systems, Inc.                    3,997,921
  106,400 Affiliated Computer Services, Inc.*    5,601,960
  297,050 Analog Devices, Inc.*                  7,090,584
  962,600 Applied Materials, Inc.*              12,542,678
  148,600 Autodesk, Inc.                         2,124,980
  416,600 BEA Systems, Inc.*                     4,778,402
  107,500 Business Objects SA ADR*               1,612,500
3,120,800 Cisco Systems, Inc.*                  40,882,480
  105,300 Computer Sciences Corporation*         3,627,585
1,168,900 Dell Computer Corporation*            31,256,386
   63,500 DuPont Photomasks, Inc.*               1,476,375
   80,350 Electronic Arts, Inc.*                 3,999,020
  886,000 EMC Corporation*                       5,440,040
   96,300 Emulex Corporation*                    1,786,365

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

  213,850 Fairchild Semiconductor
          International, Inc.*                $2,290,334
  526,500 Flextronics International, Ltd.*     4,312,035
  277,255 Hewlett-Packard Company              4,813,147
2,105,250 Intel Corporation                   32,778,742
  291,600 International Business
          Machines Corporation                22,599,000
  146,300 Intuit, Inc.*                        6,864,396
  202,100 Jabil Circuit, Inc.*                 3,621,632
  364,600 JDS Uniphase Corporation*              900,562
   77,400 KLA-Tencor Corporation*              2,737,638
  297,900 Legato Systems, Inc.*                1,498,437
  166,400 Linear Technology
          Corporation                          4,279,808
  367,100 LSI Logic Corporation*               2,118,167
1,755,000 Lucent Technologies, Inc.*           2,211,300
  260,500 Maxim Integrated Products, Inc.      8,606,920
  172,800 Micron Technology, Inc.*             1,683,072
1,766,300 Microsoft Corporation*              91,317,710
  394,600 Motorola, Inc.                       3,413,290
  288,400 National Semiconductor
          Corporation*                         4,328,884
  293,100 Network Appliance, Inc.*             2,931,000
  867,450 Nokia Corporation ADR               13,445,475
  149,700 Novellus Systems, Inc.*              4,203,576
  271,800 Openwave Systems, Inc.*                543,600
1,592,650 Oracle Corporation*                 17,200,620
  162,500 PeopleSoft, Inc.*                    2,973,750
  374,500 QUALCOMM, Inc.*                     13,628,055
   76,900 SAP AG                               1,499,550
  890,200 Sun Microsystems, Inc.*              2,768,522
  584,580 Taiwan Semiconductor
          Manufacturing Company, Ltd.
          ADR                                  4,121,289
  801,200 Texas Instruments, Inc.             12,026,012
  217,300 VeriSign, Inc.*                      1,742,746
  294,350 VERITAS Software
          Corporation*                         4,597,747
  351,300 Xilinx, Inc.*                        7,236,780
          ----------------------------------------------
                                             415,511,072
          ----------------------------------------------
          ----------------------------------------------
          Total Common Stocks
          (cost $2,414,845,309)            1,924,898,797
          ----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Growth Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Short-Term Investments (4.2%)           Interest Rate/(b)/ Maturity Date  Market Value
=-----------------------------------------------------------
$6,002,000 Falcon Asset Securitization Corporation       1.450%          1/3/2003       $6,001,517
20,000,000 Sheffield Receivables Corporation             1.450           1/2/2003       19,999,194
37,400,000 UBS Finance Corporation                       1.200           1/2/2003       37,398,753
20,000,000 Windmill Funding Corporation                  1.380          1/17/2003       19,987,733
                                  ----------------------------------------------------------------
                                  Total Short-Term Investments
                                  (at amortized cost)                                   83,387,197
                                  ----------------------------------------------------------------
                                  Total Investments
                                  (cost $2,498,232,506)                             $2,008,285,994
                                  ----------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------

                        MFS Investors Growth Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (94.5%)               Market Value
-------------------------------------------------------

Communication Services (0.7%)
--------------------------
 6,800 AT&T Wireless Services, Inc. *         $38,420
 7,203 Vodafone Group plc ADR                 130,518
       ----------------------------------------------
                                              168,938
       ----------------------------------------------

Consumer Discretionary (16.1%)
---------------------------
18,800 AOL Time Warner, Inc.*                 246,280
 1,900 Bed Bath & Beyond, Inc.*                65,607
 5,100 Best Buy Company, Inc.*                123,165
 2,950 Carnival Corporation                    73,602
 6,430 Clear Channel
       Communications, Inc.*                  239,775
 9,223 Comcast Corporation *                  217,386
 1,780 eBay, Inc.*                            120,720
 4,000 Fox Entertainment Group, Inc.*         103,720
 5,900 Gap, Inc.                               91,568
 3,120 Harley-Davidson, Inc.                  144,144
 2,100 Home Depot, Inc.                        50,316
 8,800 Kohl's Corporation*                    492,360
20,700 Liberty Media Corporation*             185,058
 3,310 Lowe's Companies, Inc.                 124,125
13,913 News Corporation, Ltd.                  89,883
 4,100 Office Depot, Inc.*                     60,516
10,000 Staples, Inc.*                         183,000
 4,860 Target Corporation                     145,800
10,800 TJX Companies, Inc.                    210,816
 9,400 USA Interactive, Inc.*                 215,448
 5,770 Viacom, Inc.*                          235,185
 9,620 Wal-Mart Stores, Inc.                  485,906
 4,600 Walt Disney Company                     75,026
   300 Weight Watchers International, Inc.*    13,791
       ----------------------------------------------
                                            3,993,197
       ----------------------------------------------

Consumer Staples (9.9%)
--------------------
 2,100 Anheuser-Busch Companies, Inc.         101,640
 8,460 Avon Products, Inc.                    455,740
 2,500 Coca-Cola Company                      109,550
 5,700 Colgate-Palmolive Company              298,851
 5,000 Gillette Company                       151,800
   900 Hershey Foods Corporation               60,696
 4,800 Pepsi Bottling Group, Inc.             123,360
 9,770 PepsiCo, Inc.                          412,489
 5,090 Philip Morris Companies, Inc.          206,298
 2,400 Procter & Gamble Company               206,256
 9,900 SYSCO Corporation                      294,921

Shares Common Stocks (94.5%)               Market Value
-------------------------------------------------------

 1,400 Walgreen Company                       $40,866
       ----------------------------------------------
                                            2,462,467
       ----------------------------------------------

Energy (3.9%)
-----------
 1,800 Anadarko Petroleum Corporation          86,220
 6,200 BJ Services Company*                   200,322
 7,800 Encana Corporation                     242,580
 2,300 Noble Corporation*                      80,845
 8,500 Schlumberger, Ltd.                     357,765
       ----------------------------------------------
                                              967,732
       ----------------------------------------------

Finance (12.3%)
-------------
 2,500 ACE, Ltd.                               73,350
 4,700 AFLAC, Inc.                            141,564
 8,140 American Express Company               287,749
 3,300 American International Group, Inc.     190,905
 8,900 Charles Schwab Corporation              96,565
10,520 Citigroup, Inc.                        370,199
 8,180 Federal Home Loan Mortgage
       Corporation                            483,029
 3,990 Goldman Sachs Group, Inc.              271,719
 4,100 Marsh & McLennan Companies, Inc.       189,461
 4,400 Merrill Lynch & Company, Inc.          166,980
 5,400 SLM Corporation                        560,844
 3,050 XL Capital, Ltd.                       235,612
       ----------------------------------------------
                                            3,067,977
       ----------------------------------------------

Health Care (18.5%)
----------------
 2,800 Abbott Laboratories                    112,000
 6,300 Alcon Capital Corporation              248,535
11,470 Amgen, Inc.*                           554,460
   700 Biogen, Inc.*                           28,042
 7,600 Boston Scientific Corporation*         323,152
 1,000 Cardinal Health, Inc.                   59,190
 7,200 Eli Lilly and Company                  457,200
 3,510 Forest Laboratories, Inc.*             344,752
 1,400 Genentech, Inc.*                        46,424
 3,800 Genzyme Corporation*                   112,366
 1,200 Guidant Corporation*                    37,020
10,960 Johnson & Johnson                      588,662
 8,200 Medtronic, Inc.                        373,920
32,330 Pfizer, Inc.                           988,328
 1,800 St. Jude Medical, Inc.*                 71,496
 4,600 Teva Pharmaceutical Industries, Ltd.   177,606

The accompanying notes to the financial statements are an integral part of this schedule.

MFS Investors Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (94.5%)               Market Value
-------------------------------------------------------

Health Care--continued
--------------------
1,700 Wyeth Corporation   $63,580
      ---------------------------
                        4,586,733
      ---------------------------

Industrials (12.3%)
----------------
 4,000 3M Company                             493,200
 5,600 Apollo Group, Inc.*                    246,400
11,900 Automatic Data Processing, Inc.        467,075
 9,240 First Data Corporation                 327,188
21,890 General Electric Company               533,022
 4,130 Illinois Tool Works, Inc.              267,872
 1,370 Lockheed Martin Corporation             79,118
 2,220 Northrop Grumman Corporation           215,340
 2,100 Paychex, Inc.                           58,590
 2,300 Southwest Airlines Company              31,970
 8,700 Tyco International, Ltd.               148,596
 3,100 United Parcel Service, Inc., Class B   195,548
       ----------------------------------------------
                                            3,063,919
       ----------------------------------------------

Information Technology (20.8%)
----------------------------
 9,100 Accenture, Ltd.                        163,709
 5,300 Affiliated Computer Services, Inc.*    279,045
 9,900 Analog Devices, Inc.*                  236,313
 2,600 BEA Systems, Inc.*                      29,822
 3,100 Cadence Design Systems, Inc.*           36,549

Shares Common Stocks (94.5%)               Market Value
-------------------------------------------------------

43,040 Cisco Systems, Inc.*              $563,824
14,720 Dell Computer Corporation*         393,613
 4,350 Intel Corporation                   67,730
 5,770 International Business Machines
       Corporation                        447,175
 3,400 Intuit, Inc.*                      159,528
   700 KLA-Tencor Corporation*             24,759
 5,100 Maxim Integrated Products, Inc.    168,504
 6,600 Microchip Technology, Inc.         161,370
19,640 Microsoft Corporation*           1,015,387
12,000 Nokia Corporation ADR              186,000
52,040 Oracle Corporation*                562,032
 8,760 PeopleSoft, Inc.*                  160,308
 1,100 Symantec Corporation*               44,561
11,758 Taiwan Semiconductor
       Manufacturing Company, Ltd. ADR     82,894
 6,900 Teradyne, Inc.*                     89,769
14,630 VERITAS Software Corporation*      228,521
 3,900 Xilinx, Inc.*                       80,340
       ------------------------------------------
                                        5,181,753
       ------------------------------------------
       ------------------------------------------
       Total Common Stocks
       (cost $23,888,377)              23,492,716
       ------------------------------------------

Principal
 Amount    Short-Term Investments (5.5%)      Interest Rate/(b)/ Maturity Date Market Value
=---------------------------------------------------------
$1,361,000 State Street Bank/(c)/                  1.200%          1/2/2003     $1,361,000
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                 1,361,000
                             --------------------------------------------------------------
                             Total Investments
                             (cost $25,249,377)                                $24,853,716
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) Repurchase agreement dated 12/31/02, $1,361,091 maturing 1/2/2003, collateralized by $1,390,268 Federal National Mortgage Association Medium Term
Notes, 3.500% due 9/15/2004.

The accompanying notes to the financial statements are an integral part of this schedule.

                          TRP Growth Stock Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (97.1%)               Market Value
-------------------------------------------------------

Communication Services (2.6%)
--------------------------
 11,800 Nextel Communications, Inc.*         $136,290
     57 NTT DoCoMo, Inc.                      105,111
330,000 Vodafone Group plc                    601,510
  7,300 Vodafone Group plc ADR                132,276
        ---------------------------------------------
                                              975,187
        ---------------------------------------------

Consumer Discretionary (18.3%)
---------------------------
 18,300 AOL Time Warner, Inc.*                239,730
  8,150 Best Buy Company, Inc.*               196,822
 10,500 Carnival Corporation                  261,975
  9,700 Clear Channel Communications, Inc.*   361,713
 20,200 Comcast Corporation*                  456,318
 13,700 EchoStar Communications
        Corporation*                          304,962
  5,900 Harley-Davidson, Inc.                 272,580
 22,000 Home Depot, Inc.                      527,120
  9,400 Industria de Diseno Textil SA         221,899
  4,300 Kohl's Corporation*                   240,585
 54,832 Liberty Media Corporation*            490,198
  5,200 MGM Mirage, Inc.*                     171,444
  5,000 Omnicom Group, Inc.                   323,000
  8,000 Starbucks Corporation*                163,040
 22,000 Target Corporation                    660,000
 16,000 Univision Communications, Inc.*       392,000
 13,700 USA Interactive, Inc.*                314,004
 13,700 Viacom, Inc.*                         558,412
  7,200 Wal-Mart Stores, Inc.                 363,672
 13,500 Walt Disney Company                   220,185
        ---------------------------------------------
                                            6,739,659
        ---------------------------------------------

Consumer Staples (7.9%)
--------------------
  5,700 Anheuser-Busch Companies, Inc.        275,880
  5,400 Coca-Cola Company                     236,628
733,000 Companhia de Bebidas das Americas     111,814
 49,900 Compass Group plc                     265,036
  7,600 General Mills, Inc.                   356,820
  6,500 Koninklijke (Royal) Ahold NV           82,480
  4,400 PepsiCo, Inc.                         185,768
  6,400 Philip Morris Companies, Inc.         259,392
  1,800 Safeway, Inc.*                         42,048
 10,900 SYSCO Corporation                     324,711
 29,300 Unilever plc                          278,706
 39,000 Wal-Mart de Mexico de CV, Series V     89,079
  6,300 Wal-Mart de Mexico de CV              143,291

Shares Common Stocks (97.1%)               Market Value
-------------------------------------------------------

 9,100 Walgreen Company                         $265,629
       -------------------------------------------------
                                               2,917,282
       -------------------------------------------------

Energy (3.6%)
-----------
10,600 Baker Hughes, Inc.                        341,214
 4,300 ChevronTexaco Corporation                 285,864
13,000 Exxon Mobil Corporation                   454,220
 5,600 Schlumberger, Ltd.                        235,704
       -------------------------------------------------
                                               1,317,002
       -------------------------------------------------

Finance (20.8%)
-------------
 7,500 ACE, Ltd.                                 220,050
13,500 American International Group, Inc.        780,975
     2 Berkshire Hathaway, Inc. *                145,500
41,900 Citigroup, Inc.                         1,474,461
20,400 Federal Home Loan Mortgage
       Corporation                             1,204,620
 4,900 Federal National Mortgage
       Corporation                               315,217
 1,400 Fifth Third Bancorp                        81,970
 6,600 Hartford Financial Services Group, Inc.   299,838
 4,800 Marsh & McLennan Companies, Inc.          221,808
14,900 Mellon Financial Corporation              389,039
10,600 Merrill Lynch & Company, Inc.             402,270
 4,400 Morgan Stanley and Company                175,648
 4,400 Northern Trust Corporation                154,220
 2,000 Progressive Corporation                    99,260
 2,500 SLM Corporation                           259,650
 8,900 State Street Corporation                  347,100
19,381 Travelers Property Casualty
       Company, Class A*                         283,932
18,900 U.S. Bancorp                              401,058
 3,700 Wells Fargo & Company                     173,419
 3,000 XL Capital, Ltd.                          231,750
       -------------------------------------------------
                                               7,661,785
       -------------------------------------------------

Health Care (19.3%)
----------------
 8,000 Abbott Laboratories                       320,000
 2,300 AmerisourceBergen Corporation             124,913
 8,100 Amgen, Inc.*                              391,554
10,700 Baxter International, Inc.                299,600
 4,700 Biomet, Inc.                              134,702
 5,600 Biovail Corporation*                      147,896
 5,900 Cardinal Health, Inc.                     349,221

The accompanying notes to the financial statements are an integral part of this schedule.

TRP Growth Stock Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (97.1%)               Market Value
-------------------------------------------------------

Health Care--continued
--------------------
 1,200 Forest Laboratories, Inc.*        $117,864
 2,900 Gilead Sciences, Inc.*              98,600
11,100 HCA, Inc.                          460,650
12,300 Johnson & Johnson                  660,633
 9,900 MedImmune, Inc.*                   268,983
37,500 Pfizer, Inc.                     1,146,375
 7,800 Pharmacia Corporation              326,040
 4,900 Sanofi-Synthelabo SA               299,325
13,900 UnitedHealth Group, Inc.         1,160,650
 6,600 WellPoint Health Networks, Inc.*   469,656
 9,800 Wyeth Corporation                  366,520
       ------------------------------------------
                                        7,143,182
       ------------------------------------------

Industrials (12.5%)
----------------
 8,400 Apollo Group, Inc.*                369,600
 3,700 Automatic Data Processing, Inc.    145,225
30,700 Cendant Corporation*               321,736
14,700 Concord EFS, Inc.*                 231,378
 4,400 Danaher Corporation                289,080
 3,200 Deere & Company                    146,720
30,900 First Data Corporation           1,094,170
 8,600 Fiserv, Inc.*                      291,970
25,200 General Electric Company           613,620
 4,300 Honeywell International, Inc.      103,200
18,200 Hutchison Whampoa, Ltd.            113,888
 3,500 Paychex, Inc.                       97,650

Shares Common Stocks (97.1%)               Market Value
-------------------------------------------------------

   800 Samsung Electronics Company, Ltd.  $211,795
27,200 Tyco International, Ltd.            464,576
 2,100 United Parcel Service, Inc.         132,468
       -------------------------------------------
                                         4,627,076
       -------------------------------------------

Information Technology (12.1%)
----------------------------
10,900 Accenture, Ltd.                       196,091
 5,000 Adobe Systems, Inc.                   124,005
13,400 Affiliated Computer Services, Inc.*   705,510
 9,500 Analog Devices, Inc.*                 226,765
37,800 Cisco Systems, Inc.*                  495,180
12,000 Dell Computer Corporation*            320,880
 9,100 Flextronics International, Ltd.*       74,529
 5,200 Intel Corporation                      80,964
 4,200 Maxim Integrated Products, Inc.       138,768
19,900 Microsoft Corporation*              1,028,830
 3,500 Nokia Corporation ADR                  54,250
 4,100 QUALCOMM, Inc.*                       149,199
23,000 Securitas AB                          275,132

 8,000 SunGard Data Systems, Inc.*           188,480
 4,700 VERITAS Software Corporation*          73,414
 4,900 Waters Corporation*                   106,722
14,300 Yahoo!, Inc.*                         233,805
       ---------------------------------------------
                                           4,472,524
       ---------------------------------------------
       ---------------------------------------------
       Total Common Stocks
       (cost $40,680,495)                 35,853,697
       ---------------------------------------------

Principal
 Amount    Short-Term Investments (2.9%)      Interest Rate/(b)/ Maturity Date Market Value
=---------------------------------------------------------
$1,063,000 State Street Bank/(c)/                   1.200%         1/2/2003     $1,063,000
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                 1,063,000
                             --------------------------------------------------------------
                             Total Investments
                             (cost $41,743,495)                                $36,916,697
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) Repurchase agreement dated 12/31/02, $1,063,071 maturing 1/2/2003, collateralized by $1,088,262 Federal National Mortgage Association Medium Term
Notes, 3.500% due 9/15/2004.

The accompanying notes to the financial statements are an integral part of this schedule.

                                Value Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

Basic Materials (5.5%)
-------------------
37,095 Alcoa, Inc.                          $845,024
11,300 E.I. du Pont de Nemours and Company   479,120
24,600 Engelhard Corporation                 549,810
31,440 International Paper Company         1,099,458
 8,200 Praxair, Inc.                         473,714
53,800 United States Steel Corporation       705,856
20,700 Weyerhaeuser Company                1,018,647
       ---------------------------------------------
                                           5,171,629
       ---------------------------------------------

Communication Services (6.2%)
---------------------------
 9,300 ALLTEL Corporation                    474,300
26,906 AT&T Corporation                      702,516
67,500 AT&T Wireless Services, Inc.*         381,375
37,640 SBC Communications, Inc.            1,020,420
26,912 Telefonica SA ADR                     715,052
46,575 Verizon Communications, Inc.        1,804,781
39,700 Vodafone Group plc ADR                719,364
       ---------------------------------------------
                                           5,817,808
       ---------------------------------------------

Consumer Discretionary (10.0%)
----------------------------
22,000 Clear Channel Communications, Inc.*   820,380
14,396 Comcast Corporation*                  339,314
28,650 Darden Restaurants, Inc.              585,892
30,700 Family Dollar Stores, Inc.            958,147
46,290 Fox Entertainment Group, Inc.*      1,200,300
 6,600 Gannett Company, Inc.                 473,880
25,100 Honda Motor Company, Ltd. ADR         453,306
 5,900 Johnson Controls, Inc.                473,003
25,195 Lowe's Companies, Inc.                944,812
26,100 Staples, Inc.*                        477,630
32,055 Target Corporation                    961,650
 2,400 Toyota Motor Corporation              127,200
10,700 Tribune Company                       486,422
26,700 Viacom, Inc.*                       1,088,292
       ---------------------------------------------
                                           9,390,228
       ---------------------------------------------

Consumer Staples (7.1%)
---------------------
29,500 ConAgra Foods, Inc.                   737,795
36,110 CVS Corporation                       901,667
15,150 General Mills, Inc.                   711,292
15,145 Kimberly-Clark Corporation            718,933
18,300 Kraft Foods, Inc.                     712,419
46,050 Kroger Company*                       711,472
11,000 Procter & Gamble Company              945,340

Shares Common Stocks (95.8%)               Market Value
-------------------------------------------------------

23,915 SYSCO Corporation                    $712,428
11,600 Unilever plc ADR                      443,700
       ---------------------------------------------
                                           6,595,046
       ---------------------------------------------

Energy (10.4%)
-------------
33,000 Baker Hughes, Inc.                  1,062,270
 1,000 BASF AG                                38,220
13,895 ChevronTexaco Corporation             923,740
32,180 ConocoPhillips Corporation          1,557,190
25,510 EOG Resources, Inc.                 1,018,359
61,000 Exxon Mobil Corporation             2,131,340
27,000 Nabors Industries, Ltd.               952,290
29,100 Noble Corporation*                  1,022,865
27,200 Valero Energy Corporation           1,004,768
       ---------------------------------------------
                                           9,711,042
       ---------------------------------------------

Finance (27.1%)
-------------
24,260 ACE, Ltd.                             711,788
19,200 Allstate Corporation                  710,208
19,800 American Express Company              699,930
23,400 American International Group, Inc.  1,353,690
27,175 Bank of America Corporation         1,890,565
26,345 Bank of New York Company, Inc.        631,226
19,500 BANK ONE Corporation                  712,725
67,345 Citigroup, Inc.                     2,369,871
16,200 Comerica, Inc.                        700,488
45,600 Equity Office Properties Trust      1,139,088
20,675 Federal Home Loan Mortgage
       Corporation                         1,220,859
23,005 Federal National Mortgage
       Corporation                         1,479,912
23,115 Hartford Financial Services
       Group, Inc.                         1,050,114
29,800 J.P. Morgan Chase & Company           715,200
45,800 MBNA Corporation                      871,116
11,800 Merrill Lynch & Company, Inc.         447,810
39,300 MetLife, Inc.                       1,062,672
11,700 Morgan Stanley and Company            467,064
42,700 Simon Property Group, Inc.          1,454,789
13,300 St. Paul Companies, Inc.              452,865
49,100 U.S. Bancorp                        1,041,902
25,900 Wachovia Corporation                  943,796
20,410 Washington Mutual, Inc.               704,757
35,095 Wells Fargo & Company               1,644,903
12,160 XL Capital, Ltd.                      939,360
       ---------------------------------------------
                                          25,416,698
       ---------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Value Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (95.8%)          Market Value
--------------------------------------------------

Health Care (7.6%)
----------------
11,600 Anthem, Inc.*                    $729,640
23,100 HCA, Inc.                         958,650
50,700 IVAX Corporation*                 614,991
22,125 Johnson & Johnson               1,188,334
31,800 McKesson Corporation              859,554
12,600 Merck & Company, Inc.             713,286
39,100 Pfizer, Inc.                    1,195,287
22,700 Wyeth Corporation                 848,980
       -----------------------------------------
                                       7,108,722
       -----------------------------------------

Industrials (10.4%)
----------------
14,700 Boeing Company                    484,953
10,500 Caterpillar, Inc.                 480,060
14,700 Emerson Electric Company          747,495
 8,800 FedEx Corporation                 477,136
33,190 First Data Corporation          1,175,258
22,800 Fiserv, Inc.*                     774,060
 6,000 General Dynamics Corporation      476,220
18,700 General Electric Company          455,345
19,880 Honeywell International, Inc.     477,120
 7,400 Illinois Tool Works, Inc.         479,964
49,100 Masco Corporation               1,033,555
14,530 Pitney Bowes, Inc.                474,550
43,875 Tyco International, Ltd.          749,385
12,600 Union Pacific Corporation         754,362
11,800 United Technologies Corporation   730,892
       -----------------------------------------
                                       9,770,355
       -----------------------------------------

Shares Common Stocks (95.8%)          Market Value
--------------------------------------------------

Information Technology (7.7%)
---------------------------
28,640 Applied Materials, Inc.*          $373,179
34,200 Cisco Systems, Inc.*               448,020
19,200 Harris Corporation                 504,960
54,800 Hewlett-Packard Company            951,328
26,400 Intel Corporation                  411,048
18,300 International Business Machines
       Corporation                      1,418,250
14,400 Intuit, Inc.*                      675,648
17,600 Microsoft Corporation*             909,920
53,500 Motorola, Inc.                     462,775
59,980 Oracle Corporation*                647,784
27,900 Texas Instruments, Inc.            418,779
       ------------------------------------------
                                        7,221,691
       ------------------------------------------

Utilities (3.8%)
-------------
17,385 Dominion Resources, Inc.           954,436
15,700 Entergy Corporation                715,763
13,500 Exelon Corporation                 712,395
15,400 FirstEnergy Corporation            507,738
11,900 FPL Group, Inc.                    715,547
       ------------------------------------------
                                        3,605,879
       ------------------------------------------
       ------------------------------------------
       Total Common Stocks
       (cost $97,439,498)              89,809,098
       ------------------------------------------

Principal
 Amount    Short-Term Investments (4.2%)      Interest Rate/(b)/ Maturity Date Market Value
=---------------------------------------------------------
$3,900,000 New York Asset Trust                    1.250%          1/2/2003      $3,899,865
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                  3,899,865
                             --------------------------------------------------------------
                             Total Investments
                             (cost $101,339,363)                                $93,708,963
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                             High Yield Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal      Long-Term Fixed
 Amount        Income (91.3%)                          Interest Rate Maturity Date Market Value
=-------------------------------------------------------------------------
Asset-Backed Securities (0.9%)
--------------------------
               CSAM Funding
$3,600,000     Corporation/(b)/                              12.780%  10/15/2016    $3,600,000
               Venture CDO 2002,
 3,000,000     Ltd./(b)/                                     13.060    3/15/2015     2,940,000
                                             --------------------------------------------------
                                                                                     6,540,000
                                             --------------------------------------------------

Capital Goods (6.5%)
-----------------
 1,300,000     AGCO Corporation                               8.500    3/15/2006     1,313,000
               Berry Plastics
 2,000,000     Corporation                                   10.750    7/15/2012     2,130,000
 3,000,000     Brand Services, Inc.                          12.000   10/15/2012     3,150,000
 2,200,000     K&F Industries, Inc.                           9.625   12/15/2010     2,238,500
               Owens-Brockway Glass
 4,900,000     Container, Inc.                                8.875    2/15/2009     5,047,000
 2,750,000     Owens-Illinois, Inc.                           7.150    5/15/2005     2,643,438
               Plastipak Holdings,
 3,700,000     Inc.                                          10.750     9/1/2011     3,889,625
 1,300,000     Pliant Corporation                            13.000     6/1/2010     1,189,500
               Pliant Corporation,
 3,000,000     144A                                          13.000     6/1/2010     2,752,500
 6,000,000     Radnor Holdings, Inc.                         10.000    12/1/2003     5,100,000
 1,600,000     Rexnord Corporation                           10.125   12/15/2012     1,640,000
 2,500,000     Shaw Group, Inc.                         Zero Coupon     5/1/2021     1,431,250
 2,400,000     Silgan Holdings, Inc.                          9.000     6/1/2009     2,502,000
               Tyco International
 5,500,000     Group SA                                       6.750    2/15/2011     5,197,500
               Tyco International
 1,500,000     Group SA                                       6.250    6/15/2003     1,488,750
               Tyco International,
 1,500,000     Ltd.                                     Zero Coupon   11/17/2020     1,074,375
               United Rentals North
 3,000,000     America, Inc.                                 10.750    4/15/2008     2,985,000
                                             --------------------------------------------------
                                                                                    45,772,438
                                             --------------------------------------------------

Communication Services (21.7%)
----------------------------
               Advanstar
 4,200,000     Communications, Inc.                          12.000    2/15/2011     3,281,250
               Australis Media,
24,594,230     Ltd./(c)/                                Zero Coupon    5/15/2003         2,459
               Avalon Cable Holding
13,000,000     Finance, Inc.                            Zero Coupon    12/1/2008     8,060,000
               Birch
               Telecommunications,
 3,000,000     Inc./(c)/                                     14.000    6/15/2008           300
               Block Communications,
 6,000,000     Inc.                                           9.250    4/15/2009     6,195,000
               British Sky
 2,760,000     Broadcasting Group plc                         8.200    7/15/2009     2,980,800
               Chancellor Media
               Corporation of Los
 3,100,000     Angeles                                        8.125   12/15/2007     3,227,875
               Chancellor Media
               Corporation of Los
 2,100,000     Angeles                                        8.750    6/15/2007     2,191,875
               Crown Castle
               International
 4,000,000     Corporation                                    9.375     8/1/2011     3,320,000
 5,500,000     CSC Holdings, Inc.                             7.625     4/1/2011     5,163,125
 2,750,000     Dexter Media East, LLC                         9.875   11/15/2009     2,942,500
 2,200,000     Dexter Media East, LLC                        12.125   11/15/2012     2,436,500
               Diamond Cable
               Communications
 6,500,000     plc/(c)/                                 Zero Coupon   12/15/2005       585,000
               Diamond Cable
               Communications
12,000,000     plc/(c)/                                 Zero Coupon    2/15/2007     1,080,000
               DTI Holdings,
10,000,000     Inc./(c)/                                Zero Coupon     3/1/2008         1,000
               EchoStar Broadband
 7,350,000     Corporation                                   10.375    10/1/2007     7,956,375
 2,750,000     Gray Television, Inc.                          9.250   12/15/2011     2,959,688
               Hollinger
               International
 2,750,000     Publishing, Inc.                               9.000   12/15/2010     2,774,062
               Intermedia
               Communications,
 8,600,000     Inc./(c)/                                Zero Coupon     3/1/2009     1,118,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2002

Principal      Long-Term Fixed
 Amount        Income (91.3%)                          Interest Rate Maturity Date Market Value
=-------------------------------------------------------------------------

Communication Services--continued
-------------------------------
$4,850,000     Iridium, LLC/(c)/                             14.000%   7/15/2005      $291,000
 4,200,000     Iridium, LLC/(c)/                             13.000    7/15/2005       252,000
               Mediacom Broadband,
 5,000,000     LLC                                           11.000    7/15/2013     5,075,000
               Metromedia Fiber
 6,250,000     Network, Inc./(c)/                            10.000   12/15/2009        78,125
               Millicom
               International
 5,500,000     Cellular SA                                   13.500     6/1/2006     2,695,000
               Neon Communications,
11,000,000     Inc.                                          12.750    8/15/2008       770,000
 5,000,000     Netia Holdings/(c)/                           11.250    11/1/2007       537,500
               Nextel
11,600,000     Communications, Inc.                           9.750   10/31/2007    10,730,000
               Nextel
 2,000,000     Communications, Inc.                           6.000     6/1/2011     1,715,000
 5,500,000     Nextel Partners, Inc.                    Zero Coupon     2/1/2009     4,125,000
               NEXTLINK
               Communications,
 9,900,000     LLC/(c)/                                       9.625    10/1/2007        12,375
               NEXTLINK
               Communications,
 4,000,000     LLC/(c)/                                      12.500    4/15/2006         5,000
               Olympus
               Communications,
 2,750,000     LP/(c)/                                       10.625   11/15/2006     2,145,000
 2,750,000     Panamsat Corporation                           6.375    1/15/2008     2,640,000
 4,800,000     Panamsat Corporation                           8.500     2/1/2012     4,584,000
 8,400,000     Paxson Communications                    Zero Coupon    1/15/2009     5,334,000
 4,100,000     Quebecor Media, Inc.                          11.125    7/15/2011     3,777,125
               Qwest Capital
 2,880,000     Funding, Inc.                                 13.500   12/15/2010     2,995,200
               Qwest Capital
 4,500,000     Funding, Inc.                                  7.750    8/15/2006     3,240,000
 2,750,000     Qwest Corporation                              8.875    3/15/2012     2,667,500
               Renaissance Media
 2,000,000     Group, LLC                               Zero Coupon    4/15/2008     1,580,000
               RH Donnelley
   800,000     Financial Corporation                          8.875   12/15/2010       856,000
 2,750,000     RH Donnelley, Inc.                            10.875   12/15/2012     2,997,500
               Scott Cable
               Communications,
   886,310     Inc./(b,d)/                                   16.000    7/18/2002       132,946
               Sinclair Broadcast
 1,800,000     Group, Inc.                                    8.750   12/15/2011     1,937,250
               Sinclair Broadcast
 4,200,000     Group, Inc.                                    8.000    3/15/2012     4,378,500
               Spanish Broadcasting
 3,750,000     System, Inc.                                   9.625    11/1/2009     3,881,250
               Sprint Capital
 7,200,000     Corporation                                    7.625    1/30/2011     6,840,000
 2,750,000     TeleCorp PCS, Inc.                            10.625    7/15/2010     2,956,250
 1,554,494     Teletrac, Inc.                                 9.000     1/1/2004       777,247
 5,500,000     TELUS Corporation                              8.000     6/1/2011     5,280,000
 4,900,000     Triton PCS, Inc.                         Zero Coupon     5/1/2008     4,079,250
   550,000     Vertis, Inc., 144A                            10.875    6/15/2009       572,000
 3,600,000     Vertis, Inc.                                  10.875    6/15/2009     3,744,000
11,000,000     WorldCom, Inc./(c)/                            7.500    5/15/2011     2,585,000
                                             --------------------------------------------------
                                                                                   152,541,827
                                             --------------------------------------------------

Consumer Cyclical (14.0%)
-----------------------
               Alliance Atlantis
 3,500,000     Communications, Inc                           13.000   12/15/2009     3,815,000
 3,600,000     Autonation, Inc.                               9.000     8/1/2008     3,636,000
 4,750,000     Beazer Homes USA, Inc.                         8.625    5/15/2011     4,892,500
 1,400,000     Brickman Group, Ltd.                          11.750   12/15/2009     1,463,000
 3,550,000     Buffets, Inc.                                 11.250    7/15/2010     3,354,750
   400,000     Dan River, Inc.                               10.125   12/15/2003       310,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount           Long-Term Fixed Income (91.3%)                              Interest Rate Maturity Date Market Value
=-----------------------------------------------------------------------------------

Consumer Cyclical--continued
--------------------------
$2,200,000        Dana Corporation                                                9.000%      8/15/2011    $2,123,000
 4,300,000        Dura Operating Corporation                                      8.625       4/15/2012     4,321,500
 3,600,000        Felcor Lodging, LP                                              8.500        6/1/2011     3,546,000
 1,750,000        Gap, Inc.                                                      10.550      12/15/2008     1,907,500
 3,000,000        Gap, Inc.                                                       5.750       3/15/2009     3,742,500
 3,400,000        Group 1 Automotive, Inc.                                       10.875        3/1/2009     3,502,000
 3,000,000        HMH Properties, Inc.                                            7.875        8/1/2008     2,910,000
 3,000,000        Host Marriott, LP                                               9.500       1/15/2007     3,045,000
 4,700,000        John Q. Hammons Hotels, LP                                      8.875       5/15/2012     4,723,500
 4,500,000        Kindercare Learning Centers                                     9.500       2/15/2009     4,365,000
 3,850,000        Levi Strauss & Company                                         11.625       1/15/2008     3,763,375
 3,000,000        Office Depot, Inc.                                             10.000       7/15/2008     3,420,000
 4,200,000        PCA, LLC/PCA Finance Corporation                               11.875        8/1/2009     4,263,000
 3,900,000        Perry Ellis International, Inc                                 12.250        4/1/2006     4,036,500
 3,300,000        Saks, Inc.                                                      8.250      11/15/2008     3,283,500
 3,000,000        Schuler Homes, Inc.                                             9.375       7/15/2009     3,060,000
 6,300,000        Six Flags, Inc.                                                 8.875        2/1/2010     5,922,000
 3,800,000        Stewart Enterprises, Inc.                                      10.750        7/1/2008     4,199,000
 2,500,000        Travelcenters of America, Inc.                                 12.750        5/1/2009     2,650,000
 3,600,000        United Auto Group, Inc.                                         9.625       3/15/2012     3,492,000
 3,450,000        William Carter Company                                         10.875       8/15/2011     3,760,500
 5,200,000        Williams Scotsman, Inc.                                         9.875        6/1/2007     4,810,000
                                                               -------------------------------------------------------
                                                                                                           98,317,125
                                                               -------------------------------------------------------
Consumer Non-Cyclical (13.9%)
--------------------------
 2,750,000        Advance PCS                                                     8.500        4/1/2008     2,860,000
 4,400,000        Advanced Medical Optics, Inc.                                   9.250       7/15/2010     4,532,000
 4,000,000        Allied Waste North America, Inc.                                8.875        4/1/2008     4,060,000
11,000,000        Allied Waste North America, Inc.                               10.000        8/1/2009    10,917,500
 2,700,000        Armkel Finance, Inc.                                            9.500       8/15/2009     2,929,500
 2,800,000        Aurora Foods, Inc.                                              9.875       2/15/2007     1,386,000
 4,300,000        Biovail Corporation                                             7.875        4/1/2010     4,300,000
 3,250,000        Concentra Operating Corporation                                13.000       8/15/2009     3,282,500
 2,600,000        Del Monte Corporation                                           9.250       5/15/2011     2,707,250
                  Extendicare Health Services,
 7,800,000        Inc.                                                            9.350      12/15/2007     6,474,000
                  Great Atlantic & Pacific Tea
 3,600,000        Company, Inc.                                                   9.125      12/15/2011     2,628,000
 2,750,000        HCA, Inc.                                                       6.300       10/1/2012     2,773,488
                  Insight Health Services
 3,000,000        Corporation                                                     9.875       11/1/2011     2,880,000
 3,000,000        Jostens, Inc.                                                  12.750        5/1/2010     3,405,000
 3,200,000        Michael Foods, Inc.                                            11.750        4/1/2011     3,584,000
 5,000,000        New World Pasta Company                                         9.250       2/15/2009     2,725,000
 4,300,000        Omnicare, Inc.                                                  8.125       3/15/2011     4,601,000
 2,950,000        Playtex Products, Inc.                                          9.375        6/1/2011     3,259,750
 3,600,000        Roundy's, Inc., Series B                                        8.875       6/15/2012     3,528,000
 1,100,000        Roundy's, Inc.                                                  8.875       6/15/2012     1,078,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount           Long-Term Fixed Income (91.3%)                              Interest Rate Maturity Date Market Value
=-----------------------------------------------------------------------------------

Consumer Non-Cyclical--continued
------------------------------
$3,000,000        Smithfield Foods, Inc.                                          8.000%     10/15/2009    $3,060,000
 4,750,000        Stater Brothers Holdings, Inc.                                 10.750       8/15/2006     4,821,250
 2,900,000        Team Health, Inc.                                              12.000       3/15/2009     3,001,500
 2,750,000        Triad Hospitals, Inc.                                           8.750        5/1/2009     2,945,938
                  United Surgical Partners
 2,750,000        International, Inc.                                            10.000      12/15/2011     2,818,750
 3,000,000        Vicar Operating, Inc.                                           9.875       12/1/2009     3,240,000
 3,900,000        Windmere-Durable Holdings, Inc.                                10.000       7/31/2008     3,880,500
                                                               -------------------------------------------------------
                                                                                                           97,678,926
                                                               -------------------------------------------------------
Finance (7.4%)
------------
                  Altiva Financial
 2,200,000        Corporation/(b,d)/                                             12.000       6/15/2006        11,000
 2,843,750        ASAT Finance, LLC                                              12.500       11/1/2006     2,132,812
 3,550,000        Chevy Chase Savings Bank                                        9.250       12/1/2005     3,514,500
 6,000,000        Dollar Financial Group, Inc.                                   10.875      11/15/2006     4,995,000
 4,200,000        FC CBO II, Ltd./(b,d)/                                         11.050        9/9/2010       210,000
12,000,000        J.P. Morgan Chase & Company                                     8.750      11/15/2007    12,030,000
10,556,000        Morgan Stanley and Company                                      8.152        5/1/2012    10,569,089
 4,167,920        Port Arthur Finance Corporation                                12.500       1/15/2009     4,584,712
 4,000,000        Riggs Capital Trust II                                          8.875       3/15/2027     3,700,000
 9,000,000        SIG Capital Trust I/(d)/                                        9.500       8/15/2027       450,000
 4,000,000        Sovereign Bancorp, Inc.                                        10.500      11/15/2006     4,450,000
                  United Companies Financial
10,060,000        Corporation/(b,c)/                                              8.375        7/1/2005        75,450
 5,410,000        Xerox Credit Corporation                                        6.100      12/16/2003     5,139,500
                                                               -------------------------------------------------------
                                                                                                           51,862,063
                                                               -------------------------------------------------------

Industrials (15.2%)
----------------
 2,500,000        AK Steel Corporation                                            7.750       6/15/2012     2,518,750
 2,750,000        Allied Holdings, Inc.                                           8.625       10/1/2007     2,096,875
 2,000,000        Avecia Group plc                                               11.000        7/1/2009     1,560,000
 4,350,000        Avis Group Holdings, Inc.                                      11.000        5/1/2009     4,763,250
 3,300,000        Belden & Blake Corporation                                      9.875       6/15/2007     2,805,000
                  BRL Universal Equipment
 5,200,000        Corporation                                                     8.875       2/15/2008     5,408,000
 1,550,000        Buckeye Technologies, Inc.                                      8.000      10/15/2010     1,251,625
   500,000        Buckeye Technologies, Inc.                                      8.500      12/15/2005       452,500
 5,400,000        Chesapeake Energy Corporation                                   9.000       8/15/2012     5,724,000
 3,000,000        Compton Petroleum Corporation                                   9.900       5/15/2009     3,120,000
 2,800,000        Comstock Resources, Inc.                                       11.250        5/1/2007     2,968,000
 5,000,000        Doman Industries, Ltd./(e)/                                     8.750       3/15/2004       625,000
                  Durango Corporacion SA de
 3,300,000        CV/(e)/                                                        13.125        8/1/2006     1,171,500
 1,650,000        Encore Acquisition Company                                      8.375       6/15/2012     1,716,000
 4,300,000        Equistar Chemicals, LP                                         10.125        9/1/2008     3,913,000
 4,000,000        Fonda Group, Inc.                                               9.500        3/1/2007     2,170,000
 4,400,000        Georgia-Pacific Corporation                                     8.125       5/15/2011     4,180,000
 3,800,000        Hornbeck Offshore Services                                     10.625        8/1/2008     4,009,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (91.3%)               Interest Rate Maturity Date Market Value
=------------------------------------------------------

Industrials--continued
--------------
$3,000,000 IMC Global, Inc.                                   10.875%    6/1/2008    $3,255,000
 1,800,000 ISP Chemco, Inc.                                   10.250     7/1/2011     1,863,000
 3,900,000 ISP Holdings, Inc.                                 10.625   12/15/2009     3,393,000
 2,400,000 Lyondell Chemical Company                           9.500   12/15/2008     2,232,000
 4,200,000 MacDermid, Inc.                                     9.125    7/15/2011     4,483,500
 3,700,000 Magnum Hunter Resources, Inc.                       9.600    3/15/2012     3,931,250
 5,500,000 MDP Acquisitions plc                                9.625    10/1/2012     5,720,000
 3,000,000 Methanex Corporation                                8.750    8/15/2012     3,180,000
 3,913,398 Northwest Airlines Corporation                      8.970     1/2/2015     1,974,153
 3,500,000 Pogo Producing Company                              8.250    4/15/2011     3,692,500
 4,500,000 Riverwood International Company                    10.625     8/1/2007     4,657,500
 1,800,000 Steel Dynamics, Inc.                                9.500    3/15/2009     1,885,500
 3,600,000 Stone Container Corporation                         8.375     7/1/2012     3,690,000
 1,000,000 Tesoro Escrow Corporation                           9.625     4/1/2012       650,000
 4,120,625 United AirLines, Inc./(f)/                          7.762    10/1/2005     1,105,770
 3,000,000 United AirLines, Inc./(f)/                          7.730     7/1/2010     2,307,960
 1,800,000 United AirLines, Inc./(f)/                          6.831     9/1/2008       514,453
 3,800,000 Western Oil Sands, Inc.                             8.375     5/1/2012     3,781,000
 5,200,000 Windsor Petroleum Transport Corporation/(b)/        7.840    1/15/2021     4,410,120
                                         -------------------------------------------------------
                                                                                    107,179,206
                                         -------------------------------------------------------

Other (0.6%)
----------
 1,650,000 Brazilian Government International                 11.000    1/11/2012     1,097,250
 5,000,000 Sun World International, Inc./(b,c)/               11.250    4/15/2004     3,000,000
                                         -------------------------------------------------------
                                                                                      4,097,250
                                         -------------------------------------------------------

Technology (0.8%)
------------
15,900,000 DIVA Systems Corporation/(c)/                 Zero Coupon     3/1/2008       318,000
 2,750,000 Sanmina-SCI Corporation                            10.375    1/15/2010     2,777,500
 2,200,000 Unisys Corporation                                  8.125     6/1/2006     2,293,500
                                         -------------------------------------------------------
                                                                                      5,389,000
                                         -------------------------------------------------------

Utilities (10.3%)
------------
 3,850,000 Alliant Energy Resources, Inc.                      9.750    1/15/2013     3,820,266
 3,300,000 Aquila, Inc.                                       14.375     7/1/2012     2,607,000
 2,800,000 Calpine Corporation                                 4.000   12/26/2006     1,379,000
 8,800,000 Calpine Corporation                                 8.500    2/15/2011     3,828,000
 4,009,500 CE Generation, LLC                                  7.416   12/15/2018     3,437,545
 5,400,000 Edison Mission Energy                               9.875    4/15/2011     2,538,000
 5,900,000 El Paso Corporation                                 7.000    5/15/2011     4,012,000
 2,750,000 El Paso Energy Partners, LP                         8.500     6/1/2011     2,550,625
 1,700,000 Ferrellgas Partners, LP                             8.750    6/15/2012     1,759,500
 3,550,000 Midland Funding Corporation II                     11.750    7/23/2005     3,621,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (91.3%)     Interest Rate Maturity Date Market Value
=------------------------------------------------------

Utilities--continued
--------------
$4,450,000 Midland Funding Corporation II        13.250%      7/23/2006    $4,605,750
 6,000,000 Mirant Americas Energy                 7.200       6/15/2004     2,580,000
 1,700,000 National Waterworks, Inc.             10.500       12/1/2012     1,774,375
 3,850,000 Nevada Power Company                  10.875      10/15/2009     3,888,500
 8,000,000 Orion Power Holdings, Inc.            12.000        5/1/2010     5,760,000
 6,000,000 Panhandle Eastern Pipe Line            7.875       8/15/2004     6,108,144
 5,200,000 PSEG Energy Holdings, Inc.             8.625       2/15/2008     4,342,000
 3,850,000 Teco Energy, Inc.                     10.500       12/1/2007     3,773,000
 7,200,000 TNP Enterprises, Inc.                 10.250        4/1/2010     6,768,000
 4,200,000 Xcel Energy, Inc.                      7.000       12/1/2010     3,612,000
                             ---------------------------------------------------------
                                                                           72,764,705
                             ---------------------------------------------------------
                             ---------------------------------------------------------
                             Total Long-Term Fixed Income
                             (cost $792,905,684)                          642,142,540
                             ---------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Shares Preferred Stock (4.5%) Market Value
------------------------------------------

Shares Common Stocks (0.6%)                Market Value
-------------------------------------------------------

  4,106 Broadwing Communications,
        Inc.*                            $364,408
 66,251 Cablevision Systems
        Corporation*                    6,293,845
105,000 Chevy Chase Preferred Capital
        Corporation*                    6,011,250
    402 Completel Europe NV               215,004
  4,617 Dobson Communications
        Corporation
        12.25% Payment-in-Kind*         2,158,448
  6,850 Dobson Communications
        Corporation 13.00%
        Payment-in-Kind*                3,288,000
  1,800 J. Crew Group, Inc./(b)/*         450,000
 46,000 PRIMEDIA, Inc.*, Series D       2,967,000
 68,000 PRIMEDIA, Inc.*, Series H       4,182,000
  5,000 Sovereign REIT *                5,550,000
        ------------------------------------------
        Total Preferred Stock
        (cost $44,238,374)             31,479,955
        ------------------------------------------

 Shares Common Stocks (0.6%)          Market Value
--------------------------------------------------

  5,000 Aavid Thermal Technology,
        Stock Warrants*                    50,000
 41,673 Arch Wireless, Inc.*               85,430
  4,600 ASAT Finance, LLC, Stock
        Warrants*                           4,600

Common Stocks--continued
------------------------
  3,000 Birch Telecom, Inc., Stock
        Warrants/(b)/*                               30
 40,237 Completel Europe NV                     215,202
275,216 Covad Communications Group, Inc*       $258,703
 48,858 Dictaphone Corporation*                 195,432
 44,108 Dictaphone Corporation, Stock
        Warrants*                                 1,376
 47,700 Diva Systems, Stock Warrants*               477
252,644 ICO Global Communications, Ltd.*        320,858
 25,500 Jazztel plc, Stock Warrants*            159,375
  5,485 Jostens, Inc., Stock Warrants*          185,119
  4,000 Minorplanet Systems USA, Inc.,
        Stock Warrants*                           3,360
541,622 Minorplanet Systems USA, Inc.,
        Stock Warrants*                         465,795
447,761 Motient Corporation*                  1,343,283
 23,510 NII Holdings, Inc.*                     276,242
  6,000 Pliant Corporation, Stock Warrants*       6,000
 23,840 Protection One, Inc., Stock Warrants*       238
121,520 TVMAX Holdings, Inc.*                   486,080
  4,300 Winsloew Escrow Corporation,
        Stock Warrants*                          43,000
  5,000 XM Satellite Radio, Stock Warrants*       2,500
160,000 ZSC Specialty Chemical plc*               1,600
        -----------------------------------------------
        Total Common Stocks
        (cost $47,199,091)                    4,104,700
        -----------------------------------------------

High Yield Portfolio
Schedule of Investments as of December 31, 2002

 Principal
  Amount     Short-Term Investments (3.6%)    Interest Rate/(g)/ Maturity Date Market Value
=-----------------------------------------------------------------------------------------
 $11,470,000 Cargill, Inc.                          1.200%         1/2/2003     $11,469,618
   5,000,000 Edison Asset Securitization, LLC      1.350           1/3/2003       4,999,625
   5,000,000 First Data Corporation                1.400           1/3/2003       4,999,611
   4,280,000 Preferred Receivables Funding
             Corporation                           1.270           1/2/2003       4,279,849
                                              ---------------------------------------------
                                              Total Short-Term Investments
                                              (at amortized cost)                25,748,703
                                              ---------------------------------------------
                                              Total Investments
                                              (cost $910,091,852)              $703,475,898
                                              ---------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 2002, by obtaining quotations from brokers who are active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of
December 31, 2002.

                                        Acquisition
Security                                   Date        Cost
=-------------------------------------------------------------
Altiva Financial Corporation             11/16/96   $4,978,051
Birch Telecom, Inc., Stock Warrants       6/18/98       16,304
CSAM Funding Corporation                  5/10/02    3,590,880
FC CBO II, Ltd.                            9/4/98    4,001,710
J. Crew Group, Inc.                      10/23/97    1,827,000
Scott Cable Communications, Inc.          1/21/92      124,262
Sun World International, Inc.             7/23/98    5,136,566
United Companies Financial Corporation    9/17/98    7,997,749
Venture CDO 2002, Ltd.                    3/13/02    3,000,000
Windsor Petroleum Transport Corporation   4/15/98    4,233,400

(c) Non-income producing and in bankruptcy.
(d) Non-income producing and in default.
(e) Non-income producing and trading flat.
(f) In bankruptcy.
(g) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                               Income Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal      Long-Term Fixed
 Amount        Income (83.6%)                          Interest Rate Maturity Date Market Value
=-------------------------------------------------------------------------

Asset-Backed Securities (6.6%)
--------------------------
               BMW Vehicle Owner
$9,500,000     Trust/(b)/                                  4.460%      5/25/2007   $10,022,035
               Chase Credit Card
13,000,000     Master Trust/(b)/                           5.500      11/17/2008    14,119,644
               Comed Transitional
 6,000,000     Funding Trust                               5.630       6/25/2009     6,547,913
               CPL Transition
 9,000,000     Funding, LLC                                5.010       1/15/2010     9,623,842
               Honda Auto
               Receivables Owner
 5,500,000     Trust                                       4.220       4/16/2007     5,742,034
               MBNA Credit Card
 9,000,000     Master Note Trust                           4.950       6/15/2009     9,688,427
               MMCA Automobile Owner
11,000,000     Trust                                       4.300       3/15/2010    11,502,936
               PSE&G Transition
 8,140,991     Funding, LLC                                5.740       3/15/2007     8,515,233
               Structured Asset
 2,157,068     Securities Corporation                      7.750       1/27/2033     2,144,934
               Toyota Auto
               Receivables Owner
 6,500,000     Trust                                       4.390       5/15/2009     6,837,061
                                             --------------------------------------------------
                                                                                    84,744,059
                                             --------------------------------------------------

Capital Goods (0.8%)
------------------
   900,000     Ball Corporation                            6.875      12/15/2012       904,500
               Boeing Capital
 3,000,000     Corporation                                 5.400      11/30/2009     3,058,929
               Systems 2001 Asset
 5,962,234     Trust, LLC                                  6.664       9/15/2013     6,425,493
                                             --------------------------------------------------
                                                                                    10,388,922
                                             --------------------------------------------------

Communication Services (2.5%)
---------------------------
               AT&T Wireless
 3,500,000     Services, Inc.                              7.875        3/1/2011     3,517,500
               British Sky
 1,500,000     Broadcasting Group plc                      8.200       7/15/2009     1,620,000
               Comcast Cable
 4,000,000     Communications, Inc.                        6.875       6/15/2009     4,255,572
               COX Communications,
 5,000,000     Inc.                                        7.750       11/1/2010     5,694,775
 2,600,000     CSC Holdings, Inc.                          7.625        4/1/2011     2,440,750
               EchoStar DBS
 2,100,000     Corporation                                 9.125       1/15/2009     2,210,250
               Sprint Capital
 3,500,000     Corporation                                 7.625       1/30/2011     3,325,000
               Verizon Pennsylvania,
 9,000,000     Inc.                                        5.650      11/15/2011     9,436,257
                                             --------------------------------------------------
                                                                                    32,500,104
                                             --------------------------------------------------

Consumer Cyclical (1.4%)
----------------------
 5,000,000     AOL Time Warner, Inc.                       6.875        5/1/2012     5,280,520
 2,000,000     Gap, Inc.                                  10.550      12/15/2008     2,180,000
               General Motors
 2,000,000     Acceptance Corporation                      6.125       9/15/2006     2,032,252
               General Motors
 6,000,000     Acceptance Corporation                      6.875       9/15/2011     5,983,560
               Starwood Hotels &
               Resorts Worldwide,
 2,650,000     Inc.                                        7.375        5/1/2007     2,603,625
                                             --------------------------------------------------
                                                                                    18,079,957
                                             --------------------------------------------------

Consumer Non-Cyclical (3.6%)
--------------------------
               Allied Waste North
 5,150,000     America, Inc.                              10.000        8/1/2009     5,111,375
               Bunge Limited Finance
 7,000,000     Corporation                                 7.800      10/15/2012     7,229,684
               Fisher Scientific
 3,000,000     International, Inc.                         9.000        2/1/2008     3,127,500
 4,000,000     General Mills, Inc.                         5.125       2/15/2007     4,249,728
 3,000,000     General Mills, Inc.                         6.000       2/15/2012     3,262,929
 6,000,000     Kellogg Company                             7.450        4/1/2031     7,308,486

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount        Long-Term Fixed Income (83.6%)               Interest Rate Maturity Date Market Value
=------------------------------------------------------

Consumer Non-Cyclical--continued
------------
$4,400,000     Waste Management, Inc./(b)/                      7.000%      10/1/2004    $4,606,430
 9,000,000     Waste Management, Inc.                           6.500      11/15/2008     9,738,567
 1,250,000     Yum! Brands, Inc.                                7.700        7/1/2012     1,300,000
                                             -------------------------------------------------------
                                                                                         45,934,699
                                             -------------------------------------------------------

Finance (19.7%)
------------
 7,150,000     Abbey National Capital Trust I                   8.963      12/29/2049     8,864,613
 7,000,000     Anthem Insurance Companies, Inc.                 9.125        4/1/2010     8,402,100
 7,000,000     Bank of America Corporation                      5.125      11/15/2014     7,119,350
 5,000,000     BNP Paribas Capital Trust/(b)/                   9.003      12/29/2049     6,108,630
 5,000,000     Capital One Bank                                 6.500       7/30/2004     4,889,960
 5,500,000     Charter One Bank, FSB                            6.375       5/15/2012     6,076,125
 4,000,000     CIT Group, Inc.                                  5.500      11/30/2007     4,089,516
 6,000,000     Countrywide Home Loans, Inc.                     5.625       7/15/2009     6,348,864
10,000,000     Equitable Life Assurance Society                 6.950       12/1/2005    10,876,180
11,000,000     Federal Home Loan Mortgage Corporation/(b)/      4.000      10/29/2007    11,332,640
 3,000,000     Ford Motor Credit Company                        5.800       1/12/2009     2,782,482
 4,500,000     Ford Motor Credit Company                        6.875        2/1/2006     4,507,884
 6,000,000     General Electric Capital Corporation             6.750       3/15/2032     6,633,540
 6,500,000     Goldman Sachs Group, Inc./(b)/                   6.600       1/15/2012     7,182,468
 2,000,000     Hartford Financial Services Group, Inc.          4.700        9/1/2007     2,011,774
 3,500,000     Household Finance Corporation                    5.750       1/30/2007     3,663,152
 2,500,000     Household Finance Corporation                    5.875        2/1/2009     2,566,015
 2,500,000     Household Finance Corporation/(b)/               6.375      11/27/2012     2,609,830
 7,000,000     ING Capital Funding Trust III                    8.439      12/31/2049     8,139,852
 7,750,000     International Lease Finance Corporation/(b)/     5.625        6/1/2007     8,113,529
 2,500,000     J.P. Morgan Chase & Company                      8.750      11/15/2007     2,506,250
 8,400,000     Lehman Brothers, Inc., Targeted Return
                  Index Securities                              6.539       8/15/2008     8,649,984
 2,500,000     Lincoln National Corporation                     5.250       6/15/2007     2,573,550
 7,000,000     Marsh & McLennan Companies, Inc.                 5.375       3/15/2007     7,513,849
 6,000,000     Marshall & Ilsley Bank Corporation               6.375        9/1/2011     6,714,768
 3,000,000     MBNA American Bank Corporation                   5.375       1/15/2008     3,078,012
 6,500,000     Metropolitan Life Global Funding I               4.750       6/20/2007     6,835,673
 3,250,000     Morgan Stanley and Company                       9.414      12/15/2012     3,267,128
 9,600,000     Morgan Stanley and Company                       7.252       9/15/2011    10,742,304
 4,000,000     Nationwide Financial Services, Inc.              5.900        7/1/2012     4,078,488
 3,000,000     Nationwide Mutual Insurance Company              8.250       12/1/2031     3,154,047
 6,000,000     PNC Funding Corporation                          5.750        8/1/2006     6,422,718
 9,000,000     Principal Life Global Funding I                  6.250       2/15/2012     9,539,919
 4,000,000     Regions Financial Corporation/(b)/               6.375       5/15/2012     4,461,052
 8,000,000     Standard Chartered Bank                          8.000       5/30/2031     9,210,768
 7,500,000     Textron Financial Corporation                    5.875        6/1/2007     7,884,465
 9,000,000     US Bank National Association                     6.300        2/4/2014    10,127,781
12,000,000     Washington Mutual Bank                           4.070      12/25/2032    12,296,310

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------

Income Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (83.6%)               Interest Rate Maturity Date Market Value
=------------------------------------------------------
Finance--continued
------------
$6,000,000 Wells Fargo Financial, Inc./(b)/                 7.730%      12/1/2026    $6,368,130
 2,500,000 Wells Fargo Financial, Inc.                      4.875       6/12/2007     2,660,238
 4,500,000 XL Capital Europe plc/(b)/                       6.500       1/15/2012     4,872,573
                                         -------------------------------------------------------
                                                                                    255,276,511
                                         -------------------------------------------------------

Health Care (0.4%)
------------
 5,000,000 HCA Healthcare Company/(b)/                      7.875        2/1/2011     5,481,940
                                         -------------------------------------------------------
                                                                                      5,481,940
                                         -------------------------------------------------------

Industrials (7.8%)
------------
 5,500,000 CNF Transportation, Inc.                         8.875        5/1/2010     5,937,492
 2,500,000 Codelco, Inc.                                    6.375      11/30/2012     2,620,395
 3,000,000 Delta Air Lines, Inc.                            6.417        7/2/2012     3,175,672
 3,000,000 Dow Chemical Company                             5.000      11/15/2007     3,054,204
 4,000,000 Dow Chemical Company                             5.750      11/15/2009     4,138,344
 4,563,896 FedEx Corporation                                6.845       1/15/2019     5,023,617
 4,601,722 FedEx Corporation                                6.720       1/15/2022     5,079,703
 4,465,000 Georgia-Pacific Corporation                      9.500       12/1/2011     4,375,700
 4,000,000 Global Marine, Inc.                              7.125        9/1/2007     4,524,708
 4,250,000 Hertz Corporation/(b)/                           7.400        3/1/2011     4,018,758
 7,000,000 International Paper Company                      5.850      10/30/2012     7,329,294
 1,947,917 Pemex Finance, Ltd.                              8.450       2/15/2007     2,178,472
 6,000,000 Pemex Finance, Ltd./(b)/                         9.030       2/15/2011     7,082,700
 7,500,000 Praxair, Inc.                                    6.375        4/1/2012     8,384,152
 6,500,000 Southwest Airlines Company                       5.496       11/1/2006     6,866,497
 3,000,000 Union Oil Company of California                  5.050       10/1/2012     2,998,620
 6,675,000 Union Pacific Resources Group, Inc.              6.500       5/15/2005     7,245,138
 5,889,461 United AirLines, Inc./(c)/                       7.186        4/1/2011     4,527,405
 4,000,000 UPM-Kymmene Corporation                          5.625       12/1/2014     4,150,688
 2,000,000 Weyerhaeuser Company                             6.125       3/15/2007     2,141,176
 5,000,000 Weyerhaeuser Company                             6.750       3/15/2012     5,451,690
                                         -------------------------------------------------------
                                                                                    100,304,425
                                         -------------------------------------------------------

Mortgage-Backed Securities (13.5%)
--------------
 2,422,635 Banc of America Commercial Mortgage, Inc.        3.366       7/11/2043     2,465,688
 3,000,000 Banc of America Commercial Mortgage, Inc.        5.118       7/11/2043     3,116,400
90,000,000 Federal National Mortgage Association/(d)/       5.500        1/1/2017    93,234,420
12,000,000 Federal National Mortgage Association/(d)/       6.500        1/1/2029    12,491,256
54,000,000 Federal National Mortgage Association Conventional
           30-Yr. Pass Through                              7.000       1/15/2031    56,784,348
 6,000,000 Lehman Brothers "CALSTRS" Mortgage Trust         3.988      11/20/2012     6,118,125
                                         -------------------------------------------------------
                                                                                    174,210,237
                                         -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (83.6%)            Interest Rate Maturity Date Market Value
=------------------------------------------------------
Other (3.2%)
-----------
$3,400,000 Brazilian Government International           11.000%      1/11/2012    $2,261,000
 7,500,000 Chile Government International                5.625       7/23/2007     7,912,642
 6,500,000 Corporacion Andina de Fomento                 6.875       3/15/2012     6,814,262
 7,000,000 Mexico Government International               9.875        2/1/2010     8,593,200
 5,000,000 Province of Quebec/(b)/                       7.500       9/15/2029     6,235,740
 9,500,000 Region of Lombardy, Italy                     5.804      10/25/2032     9,880,028
                                      -------------------------------------------------------
                                                                                  41,696,872
                                      -------------------------------------------------------

Technology (0.5%)
------------
 6,000,000 Hewlett-Packard Company                       6.500        7/1/2012     6,658,854
                                      -------------------------------------------------------
                                                                                   6,658,854
                                      -------------------------------------------------------

U.S. Government (16.0%)
------------
22,500,000 Federal Home Loan Mortgage Corporation/(b)/   6.000       6/15/2011    25,483,702
 9,000,000 Federal Home Loan Mortgage Corporation        4.500       8/15/2004     9,412,506
14,000,000 Federal Home Loan Mortgage Corporation        2.875       9/15/2005    14,284,375
14,000,000 Federal National Mortgage Association         2.875      10/15/2005    14,288,428
20,000,000 Federal National Mortgage Association         3.500      10/15/2007    20,140,640
25,000,000 Federal National Mortgage Association         6.000       5/15/2008    28,317,900
33,083,400 U.S. Treasury Bonds                           3.875       4/15/2029    40,454,782
17,000,000 U.S. Treasury Notes                           4.250       3/31/2003    17,126,174
 3,000,000 U.S. Treasury Notes                           3.250       5/31/2004     3,079,923
33,500,000 U.S. Treasury Notes/(e)/                      2.250       7/31/2004    33,939,688
                                      -------------------------------------------------------
                                                                                 206,528,118
                                      -------------------------------------------------------

Utilities (7.6%)
------------
 4,000,000 Allegheny Energy Supply Company, LLC          8.250       4/15/2012     2,560,000
12,000,000 CalEnergy Company, Inc./(b)/                  7.630      10/15/2007    13,468,452
 5,500,000 Calpine Corporation                           8.500       2/15/2011     2,392,500
 2,500,000 Constellation Energy Group, Inc./(b)/         7.000        4/1/2012     2,627,518
 6,750,000 Consumers Energy Company/(b)/                 6.000       3/15/2005     6,690,917
 6,000,000 Dynegy Holdings, Inc./(b)/                    8.125       3/15/2005     2,280,000
 2,625,000 El Paso Corporation                           7.875       6/15/2012     1,837,500
 3,000,000 El Paso Corporation                           7.800        8/1/2031     1,860,000
 1,000,000 Ferrellgas Partners, LP                       8.750       6/15/2012     1,035,000
 5,000,000 FirstEnergy Corporation                       6.450      11/15/2011     4,974,215
 4,558,046 FPL Energy Virginia Funding Corporation       7.520       6/30/2019     4,500,204
 8,000,000 Indiana Michigan Power Company                6.125      12/15/2006     7,980,000
 4,000,000 Kinder Morgan Energy Partners, LP             7.500       11/1/2010     4,547,428
 3,000,000 Kinder Morgan Energy Partners, LP             7.750       3/15/2032     3,405,264
10,000,000 Mirant Americas Energy                        7.200       6/15/2004     4,300,000
 4,000,000 Nisource Finance Corporation                  7.625      11/15/2005     4,177,832
 8,000,000 Oncor Electric Delivery Company               6.375       1/15/2015     8,164,144
 7,000,000 Powergen US Funding, LLC                      4.500      10/15/2004     7,213,115
 3,000,000 PSEG Energy Holdings, Inc.                    8.625       2/15/2008     2,505,000
 5,500,000 Public Service Company of Colorado            7.875       10/1/2012     6,139,617

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2002

 Principal
  Amount    Long-Term Fixed Income (83.6%)            Interest Rate    Maturity Date  Market Value
=-------------------------------------------------------------

Utilities--continued
-------------
 $3,000,000 Texas Eastern Transmission, LP                5.250%         7/15/2007       $3,081,264
  3,000,000 Transcontinental Gas Pipe Corporation         8.875          7/15/2012        3,000,000
                                   ----------------------------------------------------------------
                                                                                         98,739,970
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
                                   Total Long-Term Fixed Income
                                   (cost $1,055,229,884)                              1,080,544,668
                                   ----------------------------------------------------------------

  Shares    Preferred Stock (0.3%)                                                    Market Value
=-------------------------------------------------------------
  2,000,000 Berkshire Hathaway, Inc.                                                     $1,950,000
     95,000 Travelers Property Casualty Company*                                          2,123,250
                                   ----------------------------------------------------------------
                                   Total Preferred Stock
                                   (cost $4,488,840)                                      4,073,250
                                   ----------------------------------------------------------------
 Principal
  Amount    Short-Term Investments (16.1%)          Interest Rate/(f)/ Maturity Date  Market Value
=-------------------------------------------------------------
$11,000,000 BellSouth Corporation                         1.340%          1/3/2003      $10,999,181
 20,000,000 California Housing Financing Agency/(b,g)/    1.720           1/2/2003       20,000,000
 20,000,000 Federal National Mortgage Association         1.280          1/14/2003       19,990,756
 20,000,000 Federal National Mortgage Association         1.280           1/9/2003       19,994,311
 10,000,000 Federal National Mortgage Association         1.280           3/5/2003        9,977,600
  5,000,000 First Data Corporation                        1.400           1/3/2003        4,999,611
 15,000,000 General Electric Company/(b)/                 1.350          1/21/2003       14,988,750
 30,000,000 Pfizer, Inc.                                  1.200           1/2/2003       29,999,000
  4,600,000 Pfizer, Inc.                                  1.200           1/2/2003        4,599,847
 20,000,000 SBC International, Inc.                       1.320          1/24/2003       19,983,133
  8,000,000 Stadshypotek AB Delaware                      1.330          1/16/2003        7,995,567
 10,000,000 Triple A-1 Funding Corporation                1.380          1/15/2003        9,994,633
 20,000,000 Tulip Funding Corporation                     1.400          1/14/2003       19,989,889
 15,000,000 Tulip Funding Corporation                     1.370          1/15/2003       14,992,008
                                   ----------------------------------------------------------------
                                   Total Short-Term Investments
                                   (at amortized cost)                                  208,504,286
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
                                   Total Investments
                                   (cost $1,268,223,010)                             $1,293,122,204
                                   ----------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) In bankruptcy.
(d) Denotes securities purchased on a when-issued basis.
(e) At December 31, 2002, U.S. Treasury Notes valued at $3,040,548 were pledged as the initial margin deposit to cover open financial futures contracts as follows:

                                      Number                                    Notional
                                        of     Expiration            Market     Principal  Unrealized
Type                                 Contracts    Date    Position   Value       Amount       Loss
-----------------------------------------------------------------------------------------------------

U.S. Treasury Note Futures (10 Year)    350    March 2003  Short   $40,266,406 $39,096,783 $1,169,623

(f) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(g) Denotes variable rate obligations for which the next scheduled interest reset dates are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

                        Limited Maturity Bond Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal
 Amount    Long-Term Fixed Income (81.5%)               Interest Rate Maturity Date Market Value
=------------------------------------------------------------------------

Asset-Backed Securities (8.6%)
--------------------------
$1,500,000 American Express Credit Account Master Trust     1.540%      2/16/2009    $1,502,124
 1,000,000 BMW Vehicle Owner Trust                          4.460       5/25/2007     1,054,951
 1,250,000 Capital Auto Receivables Asset Trust             2.920       4/15/2008     1,271,022
 2,000,000 Capital Auto Receivables Asset Trust             1.892       4/17/2006     2,000,916
   500,000 Citibank Credit Card Issuance Trust              4.100       12/7/2006       520,439
   500,000 Citibank Credit Card Master Trust                6.100       5/15/2008       550,935
   500,000 CPL Transition Funding, LLC                      5.010       1/15/2010       534,658
 1,500,000 Federal National Mortgage Association            1.534       2/25/2033     1,500,000
 1,000,000 Federal Home Loan Mortgage Corporation           3.158      12/27/2029     1,005,045
   500,000 Honda Auto Receivables Owner Trust               4.220       4/15/2007       522,003
   500,000 MBNA Credit Card Master Note Trust               4.950       6/15/2009       538,246
   750,000 MMCA Automobile Owner Trust                      4.300       3/15/2010       784,291
 1,500,000 National City Credit Card Master Trust           1.570       8/15/2007     1,503,547
 1,500,000 Residential Asset Securities Corporation         1.590      11/25/2017     1,500,000
   462,229 Structured Asset Securities Corporation/(b)/     7.750       1/27/2033       459,629
   750,000 Toyota Auto Receivables Owner Trust              4.390       5/15/2009       788,892
                                               -------------------------------------------------
                                                                                     16,036,698
                                               -------------------------------------------------

Capital Goods (0.5%)
------------------
   300,000 Ball Corporation                                 6.875      12/15/2012       301,500
   600,000 Boeing Capital Corporation                       5.400      11/30/2009       611,786
                                               -------------------------------------------------
                                                                                        913,286
                                               -------------------------------------------------

Communication Services (1.5%)
---------------------------
   250,000 AT&T Wireless Services, Inc.                     7.875        3/1/2011       251,250
   275,000 British Sky Broadcasting Group plc               8.200       7/15/2009       297,000
   600,000 Comcast Cable Communications, Inc.               6.875       6/15/2009       638,336
   250,000 Sprint Capital Corporation                       7.625       1/30/2011       237,500
   675,000 Verizon Pennsylvania, Inc./(b)/                  5.650      11/15/2011       707,719
   600,000 Vodafone Group plc                               3.950       1/30/2008       603,715
                                               -------------------------------------------------
                                                                                      2,735,520
                                               -------------------------------------------------

Consumer Cyclical (0.9%)
----------------------
   600,000 AOL Time Warner, Inc.                            6.125       4/15/2006       619,483
   200,000 Gap, Inc.                                       10.550      12/15/2008       218,000
   500,000 General Motors Acceptance Corporation            6.125       9/15/2006       508,063
   250,000 Starwood Hotels & Resorts Worldwide, Inc.        7.375        5/1/2007       245,625
                                               -------------------------------------------------
                                                                                      1,591,171
                                               -------------------------------------------------

Consumer Non-Cyclical (2.3%)
--------------------------
   600,000 Bunge Limited Finance Corporation                7.800      10/15/2012       619,687
   750,000 Coca-Cola Enterprises/(b)/                       5.250       5/15/2007       806,362
   750,000 General Mills, Inc.                              5.125       2/15/2007       796,824
   750,000 Gillette Company                                 3.500      10/15/2007       744,756
   500,000 Kellogg Company                                  6.000        4/1/2006       541,966

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount           Long-Term Fixed Income (81.5%)                                        Interest Rate Maturity Date Market Value
=---------------------------------------------------------------------------------------

Consumer Non-Cyclical--continued
------------------------------
 $500,000         Waste Management, Inc.                                                    6.500%     11/15/2008      $541,032
  150,000         Yum! Brands, Inc.                                                         7.700        7/1/2012       156,000
                                                                      ----------------------------------------------------------
                                                                                                                      4,206,627
                                                                      ----------------------------------------------------------

Finance (10.7%)
-------------
  750,000         Bank of America Corporation                                               3.875       1/15/2008       760,832
  500,000         CIT Group, Inc.                                                           5.500      11/30/2007       511,190
  750,000         Countrywide Home Loans, Inc.                                              5.625       7/15/2009       793,608
  600,000         Credit Suisse First Boston, Inc.                                          4.625       1/15/2008       608,197
  750,000         Fleet Boston Financial Corporation                                        4.200      11/30/2007       754,339
  350,000         Ford Motor Credit Company                                                 5.800       1/12/2009       324,623
  250,000         Ford Motor Credit Company                                                 6.875        2/1/2006       250,438
  500,000         General Electric Capital Corporation                                      5.000       6/15/2007       529,424
                  Hartford Financial Services Group,
  750,000         Inc.                                                                      4.700        9/1/2007       754,415
  250,000         Household Finance Corporation                                             5.750       1/30/2007       261,654
  350,000         Household Finance Corporation                                             5.875        2/1/2009       359,242
                  International Lease Finance
  750,000         Corporation                                                               5.625        6/1/2007       785,180
  350,000         J.P. Morgan Chase & Company                                               8.750      11/15/2007       350,875
                  Lehman Brothers, Inc., Targeted
  840,000         Return Index Securities                                                   6.539       8/15/2008       864,998
  750,000         Lincoln National Corporation                                              5.250       6/15/2007       772,065
  500,000         Marsh & McLennan Companies, Inc.                                          5.375       3/15/2007       536,704
  750,000         MBNA American Bank Corporation                                            5.375       1/15/2008       769,503
  750,000         Metropolitan Life Global Funding I                                        4.750       6/20/2007       788,732
  450,000         Morgan Stanley and Company                                                9.414      12/15/2012       452,372
1,508,000         Morgan Stanley and Company                                                5.878        3/1/2007     1,606,819
  750,000         Principal Life Global Funding I                                           5.125       6/28/2007       799,504
  750,000         Regions Financial Corporation/(b)/                                        6.375       5/15/2012       836,447
  750,000         Textron Financial Corporation/(b)/                                        5.875        6/1/2007       788,446
  750,000         TIAA Global Markets/(b)/                                                  4.125      11/15/2007       775,783
  750,000         U.S. Bancorp/(b)/                                                         3.950       8/23/2007       766,797
  750,000         Union Planters Bank                                                       5.125       6/15/2007       799,024
  750,000         Washington Mutual Bank                                                    4.070      12/25/2032       768,519
  750,000         Washington Mutual, Inc.                                                   4.375       1/15/2008       764,228
  750,000         Wells Fargo Financial, Inc./(b)/                                          4.875       6/12/2007       798,071
                                                                      ----------------------------------------------------------
                                                                                                                     19,932,029
                                                                      ----------------------------------------------------------

Industrials (2.6%)
---------------
  750,000         Delta Air Lines, Inc.                                                     6.417        7/2/2012       793,918
  750,000         Dow Chemical Company                                                      5.750      11/15/2009       775,940
  250,000         Hertz Corporation                                                         7.400        3/1/2011       236,398
  750,000         Occidental Petroleum Corporation                                          4.000      11/30/2007       760,523
  750,000         Ocean Energy, Inc.                                                        4.375       10/1/2007       761,086
  354,167         Pemex Finance, Ltd.                                                       8.450       2/15/2007       396,086
  736,183         United AirLines, Inc./(c)/                                                7.186        4/1/2011       565,926
  500,000         Weyerhaeuser Company/(b)/                                                 6.125       3/15/2007       535,294
                                                                      ----------------------------------------------------------
                                                                                                                      4,825,171
                                                                      ----------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount          Long-Term Fixed Income (81.5%)            Interest Rate Maturity Date Market Value
=------------------------------------------------------

Mortgage-Backed Securities (14.8%)
------------
  $581,432       Banc of America Commercial Mortgage, Inc.        3.366%   7/11/2043      $591,765
11,800,000       Federal National Mortgage Association/(d)/        5.500     1/1/2017    12,224,068
13,200,000       Federal National Mortgage Association Conventional
                 30-Yr. Pass Through/(d)/                         7.000    1/15/2033    13,880,614
   900,000       Lehman Brothers "CALSTRS" Mortgage Trust         3.988   11/20/2012       917,719
                                            -------------------------------------------------------
                                                                                        27,614,166
                                            -------------------------------------------------------

Municipal Bonds (0.7%)
------------
   600,000       Oregon School Boards Association Taxable Pension
                 Bonds                                      Zero Coupon    6/30/2005       562,992
   750,000       Washington State Office of the State Treasurer        4.500     7/1/2007       786
                                            -------------------------------------------------------
                                                                                         1,349,000
                                            -------------------------------------------------------

Other (3.6%)
----------
   750,000       Chile Government International                   5.625    7/23/2007       791,264
   500,000       Corporacion Andina de Fomento                    6.875    3/15/2012       524,174
   750,000       Export Development Canada                        2.750   12/12/2005       757,853
   750,000       Harvard University/(b)/                          8.125    4/15/2007       890,265
   750,000       Korea Electric Power Corporation                 4.250    9/12/2007       757,261
   500,000       Mexico Government International                  9.875     2/1/2010       613,800
   750,000       Nordic Investment Bank                           2.750    1/11/2006       757,630
   900,000       Province of Ontario                              2.625   12/15/2005       906,525
   750,000       Province of Ontario                              3.750   12/15/2009       752,995
                                            -------------------------------------------------------
                                                                                         6,751,767
                                            -------------------------------------------------------

Technology (0.4%)
------------
   750,000       Hewlett-Packard Company                          5.500     7/1/2007       804,368
                                            -------------------------------------------------------
                                                                                           804,368
                                            -------------------------------------------------------

U.S. Government (31.1%)
------------
 5,500,000       Federal Home Loan Mortgage Corporation/(b)/      4.250    6/15/2005     5,790,466
   500,000       Federal Home Loan Mortgage Corporation           4.500    8/15/2004       522,917
 4,000,000       Federal Home Loan Mortgage Corporation           2.875    9/15/2005     4,081,250
 4,000,000       Federal National Mortgage Association            2.875   10/15/2005     4,082,408
11,250,000       Federal National Mortgage Association/(b)/       3.125   11/15/2003    11,428,312
   800,000       Federal National Mortgage Association            3.875    3/15/2005       835,779
 1,000,000       Federal National Mortgage Association            3.000    6/15/2004     1,021,623
   500,000       Minneapolis & St. Paul Metropolitan Airports
                 Commission                                       4.850     1/1/2006       527,110
 1,000,000       U.S. Department of Housing and Urban             3.450     8/1/2006     1,029,264
                 Development
11,275,000       U.S. Treasury Notes                              4.375    5/15/2007    12,107,411
16,275,000       U.S. Treasury Notes/(b)/                         2.250    7/31/2004    16,488,609
                                            -------------------------------------------------------
                                                                                        57,915,149
                                            -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (81.5%)           Interest Rate    Maturity Date Market Value
=-------------------------------------------------------------------------------------
Utilities (3.8%)
-------------
  $250,000 Allegheny Energy Supply Company, LLC         8.250%         4/15/2012       $160,000
   750,000 Consumers Energy Company                     6.000          3/15/2005        743,435
   375,000 El Paso Corporation                          7.875          6/15/2012        262,500
   225,000 Ferrellgas Partners, LP                      8.750          6/15/2012        232,875
   600,000 FirstEnergy Corporation                      5.500         11/15/2006        603,388
   500,000 Indiana Michigan Power Company               6.125         12/15/2006        498,750
   750,000 Kinder Morgan Energy Partners, LP            7.500          11/1/2010        852,643
   750,000 MidAmerican Energy Holdings Company          4.625          10/1/2007        754,072
   750,000 Nisource Finance Corporation                 7.625         11/15/2005        783,344
   750,000 Powergen US Funding, LLC                     4.500         10/15/2004        772,834
   750,000 Public Service Company of Colorado           7.875          10/1/2012        837,220
   500,000 Texas Eastern Transmission, LP               5.250          7/15/2007        513,544
                                           ----------------------------------------------------
                                                                                      7,014,605
                                           ----------------------------------------------------
                                           ----------------------------------------------------
                                           Total Long-Term Fixed Income
                                           (cost $149,512,305)                      151,689,557
                                           ----------------------------------------------------

 Shares    Preferred Stock (0.4%)                                                  Market Value
=-------------------------------------------------------------------------------------
   250,000 Berkshire Hathaway, Inc.                                                    $243,750
    20,000 Travelers Property Casualty Company*                                         447,000
                                           ----------------------------------------------------
                                           Total Preferred Stock
                                           (cost $758,491)                              690,750
                                           ----------------------------------------------------
Principal
 Amount    Short-Term Investments (18.1%)         Interest Rate/(e)/ Maturity Date Market Value
=-------------------------------------------------------------------------------------
$6,000,000 Alcon Capital Corporation                    1.320%         1/13/2003     $5,997,360
 4,000,000 BellSouth Corporation                        1.340           1/3/2003      3,999,702
 6,000,000 Federal National Mortgage Association        1.280          1/14/2003      5,997,227
 5,000,000 Federal National Mortgage Association        1.280           3/5/2003      4,988,800
 2,150,000 New York Asset Trust                         1.250           1/2/2003      2,149,925
 2,018,000 Old Line Funding Corporation                 1.380           1/6/2003      2,017,613
 5,000,000 Park Avenue Receivables Corporation          1.370           1/8/2003      4,998,668
 3,500,000 Triple A-1 Funding Corporation               1.400           1/3/2003      3,499,728
                                           ----------------------------------------------------
                                           Total Short-Term Investments
                                           (at amortized cost)                       33,649,023
                                           ----------------------------------------------------
                                           Total Investments
                                           (cost $183,919,819)                     $186,029,330
                                           ----------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) In bankruptcy.
(d) Denotes securities purchased on a when-issued basis.
(e) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                            Money Market Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal
 Amount       Short-Term Investments (100%)         Interest Rate/(b)/ Maturity Date Market Value
=----------------------------------------------------------

Asset-Backed Securities (2.2%)
------------
$7,000,000    GOVCO, Inc.                                 1.330%          3/7/2003    $6,983,190
                                     ------------------------------------------------------------
                                                                                       6,983,190
                                     ------------------------------------------------------------

Capital Goods (4.4%)
------------
 7,000,000    Thunder Bay Funding, Inc.                   1.370          1/15/2003     6,996,271
 7,000,000    Thunder Bay Funding, Inc.                   1.330           2/6/2003     6,990,690
                                     ------------------------------------------------------------
                                                                                      13,986,961
                                     ------------------------------------------------------------

Certificates of Deposit (6.4%)
------------
 7,000,000    Abbey National Treasury North America        1.910         10/22/2003     7,000,000
 2,000,000    Canadian Imperial Bank of Commerce, NY       1.710          2/18/2003     2,000,489
 7,000,000    Canadian Imperial Bank of Commerce, NY       2.500           3/4/2003     7,000,000
 4,500,000    Citibank                                     1.320          3/12/2003     4,500,000
                                     ------------------------------------------------------------
                                                                                      20,500,489
                                     ------------------------------------------------------------

Commercial Paper (75.1%)
------------
 7,000,000    Aegon Funding Corporation                   1.330          2/19/2003     6,987,328
 3,700,000    Aegon Funding Corporation                   1.340          2/25/2003     3,692,425
 7,000,000    Alcon Capital Corporation                   3.310          1/31/2003     6,992,358
 7,000,000    Alcon Capital Corporation                   1.330          2/12/2003     6,989,138
 7,000,000    American Express Credit Corporation         1.340          2/10/2003     6,989,578
 1,700,000    American Family Financial Services, Inc.    1.780          3/14/2003     1,693,948
 6,000,000    American General Finance Corporation        1.310          2/27/2003     5,987,555
 7,000,000    American Honda Finance Corporation          1.320          1/22/2003     6,994,610
 3,000,000    American Honda Finance Corporation          1.320          1/30/2003     2,996,810
 7,000,000    Barclays U.S. Funding Corporation           1.710          1/28/2003     6,991,022
 5,500,000    Cargill, Inc.                               1.320          2/19/2003     5,490,118
 7,000,000    Citicorp                                    1.330          2/14/2003     6,988,621
 1,350,000    Corporate Receivables Corporation           1.370           2/4/2003     1,348,253
 7,000,000    Edison Asset Securitization, LLC            1.660          3/13/2003     6,977,083
 7,000,000    Falcon Asset Securitization Corporation     1.330          1/15/2003     6,996,379
 1,617,000    Federal Home Loan Mortgage Corporation      1.630          9/11/2003     1,598,477
 7,000,000    First Data Corporation                      1.380           1/6/2003     6,998,658
 7,000,000    GE Capital Corporation                      1.340           2/5/2003     6,990,881
 7,000,000    GOVCO, Inc.                                 1.340          2/26/2003     6,985,409
 3,800,000    JMG Funding, LP                             1.450           1/2/2003     3,799,847
 5,400,000    Montauk Funding Corporation                 1.360          2/13/2003     5,391,228
 7,000,000    Montauk Funding Corporation                 1.350           3/3/2003     6,983,988
 3,000,000    Northwestern University                     1.340          4/17/2003     2,988,163
 5,405,000    Old Line Funding Corporation                1.770           2/4/2003     5,395,965
 7,000,000    Park Avenue Receivables Corporation         1.350          1/21/2003     6,994,750
 7,000,000    Pfizer, Inc.                                1.650          1/28/2003     6,991,338
 7,000,000    Pfizer, Inc.                                1.310          2/14/2003     6,988,792
 7,000,000    Preferred Receivables Funding               1.360          1/28/2003     6,992,860
 7,000,000    Procter & Gamble Company                    1.720           8/7/2003     6,927,091

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount     Short-Term Investments (100%)              Interest Rate Maturity Date Market Value
=------------------------------------------------------

Commercial Paper--continued
------------
$4,950,000  River Fuel Trust No. 4                         1.370%      1/13/2003     $4,947,740
 7,000,000  SBC International, Inc.                        1.320       1/17/2003      6,995,893
 6,000,000  SBC International, Inc.                        1.340       1/24/2003      5,994,863
 7,000,000  Sheffield Receivables Corporation              1.360       1/17/2003      6,995,769
 8,000,000  Shell Finance (UK) plc                         1.210        1/2/2003      7,999,731
 6,000,000  Shell Finance (UK) plc                         1.750       4/21/2003      5,967,917
 7,000,000  Stanford University                            1.390        6/2/2003      6,958,918
 7,000,000  Starfish Global Funding, LLC                   1.400       1/10/2003      6,997,550
 7,000,000  Starfish Global Funding, LLC                   1.350       1/23/2003      6,994,225
 6,008,000  Triple A-1 Funding Corporation                 1.370       1/29/2003      6,001,598
 7,300,000  UBS Finance Corporation                        1.200        1/2/2003      7,299,757
                                      ---------------------------------------------------------
                                                                                    239,296,634
                                      ---------------------------------------------------------

Consumer Non-Cyclical (3.4%)
------------
 4,000,000  Cargill Global Funding plc                     1.700       1/17/2003      3,996,978
 7,000,000  Cargill Global Funding plc                     1.660        2/3/2003      6,989,348
                                      ---------------------------------------------------------
                                                                                     10,986,326
                                      ---------------------------------------------------------

Finance (2.9%)
------------
 4,600,000  AIG Sun America Global Finance                 7.400        5/5/2003      4,686,678
 4,400,000  American Honda Finance Corporation             1.740       7/11/2003      4,400,000
                                      ---------------------------------------------------------
                                                                                      9,086,678
                                      ---------------------------------------------------------

Municipal Bonds (0.7%)
------------
 2,300,000  Illinois Student Assistance Commission/(c)/     1.500        1/2/2003      2,300,00
                                      ---------------------------------------------------------
                                                                                      2,300,000
                                      ---------------------------------------------------------

U.S. Government (4.9%)
------------
10,000,000  Federal Home Loan Bank                         1.273       1/17/2003      9,999,860
 3,518,000  Federal Home Loan Bank                         1.630        9/4/2003      3,478,815
 2,000,000  Federal National Mortgage Association          4.000       8/15/2003      2,030,810
                                      ---------------------------------------------------------
                                                                                     15,509,485
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------
                                      Total Investments
                                      (at amortized cost)                          $318,649,763
                                      ---------------------------------------------------------

(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) Denotes variable rate obligations for which the next scheduled interest reset dates are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                      Statement of Assets and Liabilities

                             LB Series Fund, Inc.

                                         Opportunity     FTI Small Cap     MFS Mid Cap        Mid Cap
As of December 31, 2002                Growth Portfolio Growth Portfolio Growth Portfolio Growth Portfolio
=------------------------------------------------------------------------------------------

Assets:
Investments at cost                      $218,376,337     $24,307,032      $17,873,757      $402,578,684
Investments at value                      195,855,342      20,332,150       17,580,452       348,823,733

Cash                                            8,020             404              952             9,272
Dividends and interest receivable              27,143           1,701           11,659            86,350
Receivable for investments sold               939,290           8,091          119,797                 -
Receivable for forward contracts                    -               -           11,529                 -
 Total Assets                             196,829,795      20,342,346       17,724,389       348,919,355

Liabilities:
Payable to affiliate                           71,484          18,069           14,058           126,264
Payable for investments purchased                   -               -          136,832                 -
Payable for forward contracts                       -               -           11,564                 -
 Total Liabilities                             71,484          18,069          162,454           126,264

Net Assets:
Capital stock (beneficial interest)       368,839,915      26,723,142       26,919,943       560,393,852
Accumulated undistributed net
 investment income/(loss)                           -               -                -                 -
Accumulated undistributed net realized
 loss on investments and foreign
 currency transactions                   (149,560,609)     (2,423,983)      (9,064,703)     (157,845,810)
Net unrealized appreciation/
 (depreciation) on:
  Investments                             (22,520,995)     (3,974,882)        (293,305)      (53,754,951)
  Foreign currency forward contracts                -               -              (35)                -
  Foreign currency transactions                     -               -               35                 -
 Total Net Assets                        $196,758,311     $20,324,277      $17,561,935      $348,793,091

Capital shares outstanding                 28,317,088       2,639,773        2,946,878        36,237,933

Net asset value per share                       $6.95           $7.70            $5.96             $9.63

/1/Includes foreign currency holdings of $1,920,210.
/2/Includes foreign currency holdings of $2,130.

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Assets and Liabilities - continued

                             LB Series Fund, Inc.

     World         FI All Cap      Growth       MFS Investors     TRP Growth         Value
Growth Portfolio   Portfolio      Portfolio    Growth Portfolio Stock Portfolio    Portfolio
=------------------------------------------------------------------------------------------

  $423,478,887    $37,486,593  $2,498,232,506    $25,249,377      $41,743,495    $101,339,363
   320,837,201     35,658,633   2,008,285,994     24,853,716       36,916,697      93,708,963

     1,943,494/1/         944          98,983            626            2,908/2/          973
       891,753         45,377       1,759,124         17,804           40,144         106,003
             -        579,981       5,958,241        489,261                -      14,207,818
       866,535              -               -              -                -               -
   324,538,983     36,284,935   2,016,102,342     25,361,407       36,959,749     108,023,757

       215,292         30,055         731,357         17,407           26,313          50,436
       163,740        705,200      10,640,212        892,059           84,592      12,867,496
       865,060              -               -              -                -               -
     1,244,092        735,255      11,371,569        909,466          110,905      12,917,932

   491,279,975     52,505,272   3,874,415,752     31,042,201       44,599,369     116,469,377
     5,007,543              -      11,922,262              -           (2,113)              -

   (70,437,703)   (15,127,632) (1,391,660,729)    (6,194,594)      (2,921,799)    (13,733,152)

  (102,641,686)    (1,827,960)   (489,946,512)      (395,661)      (4,826,798)     (7,630,400)
         1,475              -               -              -                -               -
        85,287              -               -             (5)             185               -
  $323,294,891    $35,549,680  $2,004,730,773    $24,451,941      $36,848,844     $95,105,825

    39,273,026      5,600,129     188,749,583      3,302,789        4,729,877      12,280,883

         $8.23          $6.35          $10.62          $7.40            $7.79           $7.74

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Assets and Liabilities - continued

                             LB Series Fund, Inc.

                                         High Yield       Income      Limited Maturity      Money
As of December 31, 2002                  Portfolio       Portfolio     Bond Portfolio  Market Portfolio
=------------------------------------------------------------------------------------------

Assets:
Investments at cost                     $910,091,852  $1,268,223,010    $183,919,819      $318,649,763
Investments at value                     703,475,898   1,293,122,204     186,029,330    318,649,763/1/

Cash                                               -          17,898          13,475            43,141
Dividends and interest receivable         15,878,533      11,975,890         966,670           312,442
Receivable for investments sold              940,867      31,798,899      17,312,752                 -
Receivable for variation margin                    -          46,356               -                 -
 Total Assets                            720,295,298   1,336,961,247     204,322,227       319,005,346

Liabilities:
Cash overdraft payable                        94,704               -               -                 -
Payable to affiliate                         255,122         400,876          54,820           113,548
Payable for investments purchased                  -     190,268,372      44,989,857                 -
 Total Liabilities                           349,826     190,669,248      45,044,677           113,548

Net Assets:
Capital stock (beneficial interest)    1,717,991,957   1,165,647,208     156,838,241       318,891,798
Accumulated undistributed net
 investment income                            47,219               -               -                 -
Accumulated undistributed net realized
 gain/(loss) on investments             (791,477,750)    (43,084,780)        329,798                 -
Net unrealized appreciation/
 (depreciation) on:
  Investments                           (206,615,954)     24,899,194       2,109,511                 -
  Futures contracts                                -      (1,169,623)              -                 -
 Total Net Assets                       $719,945,472  $1,146,291,999    $159,277,550      $318,891,798

Capital shares outstanding               163,668,011     116,602,205      15,684,143       318,891,798

Net asset value per share                      $4.40           $9.83          $10.16             $1.00

/1/At amortized cost.

The accompanying notes to the financial statements are an integral part of this statement.

                            Statement of Operations

                             LB Series Fund, Inc.

                                                                 FTI          MFS
                                               Opportunity    Small Cap     Mid Cap       Mid Cap
                                                 Growth        Growth       Growth        Growth
For the year ended December 31, 2002            Portfolio     Portfolio    Portfolio     Portfolio
=-------------------------------------------------------------------------------       =-----------

Investment Income
Dividends                                          $469,525      $51,712      $54,094     $1,124,164
Taxable interest                                    469,897       35,606       33,272        354,409
   Total Investment Income                          939,422       87,318       87,366      1,478,573

Expenses:
Adviser fees                                      1,066,080       72,717       68,162      1,746,953
Subadviser fees                                           -      109,077       76,180              -
Custody fees                                        142,374        8,510        7,563        142,509
Printing and postage expenses                        20,508        1,317        1,137         20,932
Audit fees                                            6,425        6,087        6,087         10,528
Legal fees                                            2,505          141          127          4,021
Directors' fees and expenses                          5,727        3,227        3,227         11,726
Other expenses                                        5,161          356          319          8,436
   Total Expenses Before Reimbursement            1,248,780      201,432      162,802      1,945,105

Less: reimbursement from Adviser                   (182,240)     (19,638)     (18,460)      (197,479)
Less: fees paid indirectly                             (460)           -            -           (673)
   Total Net Expenses                             1,066,080      181,794      144,342      1,746,953
   Net Investment Loss                             (126,658)     (94,476)     (56,976)      (268,380)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
   Investments                                  (68,380,714)  (2,423,983)  (9,061,647)   (84,008,385)
   Foreign currency transactions                          -            -           23              -
Change in net unrealized depreciation on:
   Investments                                  (38,061,798)  (4,253,424)    (568,058)   (55,318,739)
Net Realized and Unrealized Losses on
Investments and Foreign Currency Transactions  (106,442,512)  (6,677,407)  (9,629,682)  (139,327,124)

Net Decrease in Net Assets Resulting
From Operations                               $(106,569,170) $(6,771,883) $(9,686,658) $(139,595,504)

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Operations - continued

                             LB Series Fund, Inc.

                                                                                                          MFS
                                                             World                                     Investors
                                                            Growth      FI All Cap       Growth         Growth
For the year ended December 31, 2002                       Portfolio    Portfolio       Portfolio      Portfolio
=------------------------------------------------------------------------------------------

Investment Income
Dividends                                                  $8,032,021      $223,276      $22,243,125     $159,029
Taxable interest                                              205,222        25,342        1,395,798       28,815
Foreign dividend tax withholding                             (866,715)            -                -            -
   Total Investment Income                                  7,370,528       248,618       23,638,923      187,844

Expenses:
Adviser fees                                                1,368,447       112,826       10,758,643       76,778
Subadviser fees                                             1,879,574       193,417                -       87,014
Custody fees                                                  326,913        14,893          416,311        9,469
Printing and postage expenses                                  22,034         1,748           46,701        1,072
Audit fees                                                      9,211         6,087           64,837        6,087
Legal fees                                                      3,496           248           25,497          167
Directors' fees and expenses                                   11,727         3,227           13,727        3,226
Other expenses                                                  7,232           632           51,959          392
   Total Expenses Before Reimbursement                      3,628,634       333,078       11,377,675      184,205

Less: reimbursement from Adviser                             (379,860)      (26,835)        (617,541)     (20,413)
Less: fees paid indirectly                                       (753)            -           (1,491)           -
   Total Net Expenses                                       3,248,021       306,243       10,758,643      163,792
   Net Investment Income/(Loss)                             4,122,507       (57,625)      12,880,280       24,052

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
   Investments                                            (52,074,616)  (15,116,290)    (823,595,023)  (6,179,611)
   Options contracts                                                -             -        1,397,256            -
   Futures contracts                                                -             -                -            -
   Foreign currency transactions                            1,122,824             -                -          220
Change in net unrealized appreciation/(depreciation) on:
   Investments                                            (27,334,153)   (1,950,891)    (211,172,120)    (448,695)
   Options contracts                                                -             -                -            -
   Futures contracts                                                -             -                -            -
   Foreign currency forward contracts                           1,475             -                -            -
   Foreign currency transactions                              139,066             -                -           (5)
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             (78,145,404)  (17,067,181)  (1,033,369,887)  (6,628,091)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                          $(74,022,897) $(17,124,806) $(1,020,489,607) $(6,604,039)

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Operations - continued

                             LB Series Fund, Inc.

    TRP                                                   Limited
  Growth                       High                      Maturity      Money
   Stock         Value         Yield         Income        Bond       Market
 Portfolio     Portfolio     Portfolio      Portfolio    Portfolio   Portfolio
=------------------------------------------------------------------------------
$   287,470  $  1,246,269  $   6,554,586  $    344,989  $   23,692  $        -
     22,917        87,470     97,624,978    67,645,182   3,428,156   6,843,633
     (3,424)            -              -             -           -           -
    306,963     1,333,739    104,179,564    67,990,171   3,451,848   6,843,633

    101,762       401,162      3,460,890     4,783,013     393,756   1,445,375
    130,837             -              -             -           -           -
     13,397        29,612        208,119       220,341      43,421     101,418
      1,363         2,334         33,326        26,650       1,663       8,165
      6,087         6,087         20,857        28,825       6,087       6,087
        233           548          8,109        11,336         870       3,498
      3,226         3,227         13,727        13,727       3,227       5,726
        557         1,220         16,063        21,851       1,719       6,597
    257,462       444,190      3,761,091     5,105,743     450,743   1,576,866

    (24,863)      (43,028)      (290,520)     (321,277)    (56,987)   (130,119)
          -             -         (9,681)       (1,453)          -      (1,372)
    232,599       401,162      3,460,890     4,783,013     393,756   1,445,375
     74,364       932,577    100,718,674    63,207,158   3,058,092   5,398,258

 (2,922,049)  (13,731,050)  (295,106,939)  (15,722,315)    374,338           -
          -             -              -       105,339           -           -
          -             -       (148,031)  (13,089,045)          -           -
    (11,362)            -              -             -           -           -
 (4,899,694)   (7,696,328)   110,515,394    33,208,958   2,234,287           -
          -             -              -        (7,409)          -           -
          -             -              -    (1,850,951)          -           -
          -             -              -             -           -           -
        331             -              -             -           -           -
 (7,832,774)  (21,427,378)  (184,739,576)    2,644,577   2,608,625           -

$(7,758,410) $(20,494,801) $ (84,020,902) $ 65,851,735  $5,666,717  $5,398,258

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Changes in Net Assets

                             LB Series Fund, Inc.

                                                                 Opportunity                  FTI Small Cap
                                                              Growth Portfolio              Growth Portfolio
                                                         --------------------------  ------------------------------
For the periods ended                                     12/31/2002    12/31/2001     12/31/2002     12/31/2001/1/
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                $(126,658)     $713,639        $(94,476)        $(3,309)
Net realized gains/(losses) on:
  Investments                                             (68,380,714)  (80,457,418)     (2,423,983)              -
  Foreign currency transactions                                     -             -               -               -
Change in net unrealized appreciation/(depreciation) on:
  Investments                                             (38,061,798)   (3,599,750)     (4,253,424)        278,542
  Foreign currency forward contracts                                -             -               -               -
  Foreign currency transactions                                     -             -               -               -
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                (106,569,170)  (83,343,529)     (6,771,883)        275,233
Distributions to Shareholders
From net investment income                                   (713,639)   (1,231,094)              -               -
From net realized gains                                             -   (22,755,810)              -               -
Total Distributions to Shareholders                          (713,639)  (23,986,904)              -               -
Capital Stock Transactions                                (57,085,942)   11,031,465      21,401,917       5,419,010
Net Increase/(Decrease) in Net Assets                    (164,368,751)  (96,298,968)     14,630,034       5,694,243
Net Assets, Beginning of Period                           361,127,062   457,426,030       5,694,243               -
Net Assets, End of Period                                $196,758,311  $361,127,062     $20,324,277      $5,694,243

                                                                 FI All Cap                      Growth
                                                                  Portfolio                     Portfolio
                                                         --------------------------  ------------------------------
For the periods ended                                     12/31/2002   12/31/2001/1/   12/31/2002      12/31/2001
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                 $(57,625)      $(1,629)    $12,880,280     $16,794,556
Net realized gains/(losses) on:
  Investments                                             (15,116,290)       26,996    (823,595,023)   (510,404,497)
  Options contracts                                                 -             -       1,397,256               -
  Foreign currency transactions                                     -             -               -               -
Change in net unrealized appreciation/(depreciation) on:
  Investments                                              (1,950,891)      122,931    (211,172,120)   (400,290,188)
  Foreign currency transactions                                     -             -               -               -
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                 (17,124,806)      148,298  (1,020,489,607)   (893,900,129)
Distributions to Shareholders
From net investment income                                          -             -     (16,584,638)     (8,963,088)
From net realized gains                                       (36,709)            -               -    (909,201,391)
Total Distributions to Shareholders                           (36,709)            -     (16,584,638)   (918,164,479)
Capital Stock Transactions                                 46,326,642     6,236,255    (565,909,289)    724,125,211
Net Increase/(Decrease) in Net Assets                      29,165,127     6,384,553  (1,602,983,534) (1,087,939,397)
Net Assets, Beginning of Period                             6,384,553             -   3,607,714,307   4,695,653,704
Net Assets, End of Period                                 $35,549,680    $6,384,553  $2,004,730,773  $3,607,714,307

/1/ Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Changes in Net Assets - continued

                             LB Series Fund, Inc.

       MFS Mid Cap                   Mid Cap                      World
    Growth Portfolio            Growth Portfolio            Growth Portfolio
------------------------   --------------------------  --------------------------
 12/31/2002  12/31/2001/1/  12/31/2002    12/31/2001    12/31/2002    12/31/2001
=--------------------------------------------------------------------------------

   $(56,976)     $(2,374)     $(268,380)     $644,695    $4,122,507    $3,210,903
 (9,061,647)      25,033    (84,008,385)  (73,415,727)  (52,074,616)  (16,683,145)
         23            -              -             -     1,122,824    (1,491,787)
   (568,058)     274,753    (55,318,739)  (48,776,652)  (27,334,153) (104,012,030)
          -            -              -             -         1,475             -
          -            -              -             -       139,066       (59,637)

 (9,686,658)     297,412   (139,595,504) (121,547,684)  (74,022,897) (119,035,696)
          -            -       (644,695)   (2,294,010)   (1,948,069)   (1,846,137)
    (25,715)           -              -   (38,559,252)            -   (41,324,202)
    (25,715)           -       (644,695)  (40,853,262)   (1,948,069)  (43,170,339)
 21,221,130    5,755,766    (48,896,090)  111,721,043   (40,763,905)   40,898,356
 11,508,757    6,053,178   (189,136,289)  (50,679,903) (116,734,871) (121,307,679)
  6,053,178            -    537,929,380   588,609,283   440,029,762   561,337,441
$17,561,935   $6,053,178   $348,793,091  $537,929,380  $323,294,891  $440,029,762

      MFS Investors                TRP Growth                     Value
    Growth Portfolio             Stock Portfolio                Portfolio
------------------------   --------------------------  --------------------------
 12/31/2002  12/31/2001/1/  12/31/2002   12/31/2001/1/  12/31/2002   12/31/2001/1/
=--------------------------------------------------------------------------------

    $24,052         $216        $74,364        $1,608      $932,577        $3,866
 (6,179,611)     (14,984)    (2,922,049)        1,712   (13,731,050)       (2,103)
          -            -              -             -             -             -
        220          (22)       (11,362)          212             -             -
   (448,695)      53,034     (4,899,694)       72,896    (7,696,328)       65,928
         (5)           -            331          (146)            -             -

 (6,604,039)      38,244     (7,758,410)       76,282   (20,494,801)       67,691
    (24,426)           -        (62,130)            -      (936,442)            -
          -            -         (3,134)            -             -             -
    (24,426)           -        (65,264)            -      (936,442)            -

 25,158,952    5,883,210     38,424,543     6,171,693   109,612,508     6,856,869

 18,530,487    5,921,454     30,600,869     6,247,975    88,181,265     6,924,560

  5,921,454            -      6,247,975             -     6,924,560             -

$24,451,941   $5,921,454    $36,848,844    $6,247,975   $95,105,825    $6,924,560

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Changes in Net Assets - continued

                             LB Series Fund, Inc.

                                                                   High Yield                            Income
                                                                   Portfolio                            Portfolio
                                                         -----------------------------       ------------------------------
For the periods ended                                      12/31/2002        12/31/2001        12/31/2002       12/31/2001
---------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                     $100,718,674       $142,570,759       $63,207,158      $71,970,016
Net realized gains/(losses) on:
  Investments                                             (295,106,939)      (415,740,569)      (15,722,315)      29,341,360
  Options contracts                                                  -                  -           105,339                -
  Futures contracts                                           (148,031)                 -       (13,089,045)               -
Change in net unrealized appreciation/(depreciation) on:
  Investments                                              110,515,394        232,507,222        33,208,958      (19,895,287)
  Options contracts                                                  -                  -            (7,409)               -
  Futures contracts                                                  -                  -        (1,850,951)               -
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                  (84,020,902)       (40,662,588)       65,851,735       81,416,089

Distributions to Shareholders
From net investment income                                (100,481,777)      (142,570,759)      (63,207,158)     (71,970,016)
Total Distributions to Shareholders                       (100,481,777)      (142,570,759)      (63,207,158)     (71,970,016)

Capital Stock Transactions                                (103,253,756)        40,611,066       (80,537,817)     119,727,201
Net Increase/(Decrease) in Net Assets                     (287,756,435)      (142,622,281)      (77,893,240)     129,173,274

Net Assets, Beginning of Period                          1,007,701,907      1,150,324,188     1,224,185,239    1,095,011,965

Net Assets, End of Period                                 $719,945,472     $1,007,701,907    $1,146,291,999   $1,224,185,239

                                                                Limited Maturity                      Money Market
                                                                 Bond Portfolio                         Portfolio
                                                         -----------------------------       ------------------------------
For the periods ended                                      12/31/2002       12/31/2001/1/      12/31/2002       12/31/2001
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $3,058,092            $55,051        $5,398,258      $13,876,143
Net realized gains/(losses) on:
  Investments                                                  374,338            (44,540)                -                -
Change in net unrealized appreciation/(depreciation) on:
  Investments                                                2,234,287           (124,776)                -                -
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                    5,666,717           (114,265)        5,398,258       13,876,143

Distributions to Shareholders
From net investment income                                  (3,058,092)           (55,051)       (5,398,258)     (13,876,143)
Total Distributions to Shareholders                         (3,058,092)           (55,051)       (5,398,258)     (13,876,143)

Capital Stock Transactions                                 135,192,859         21,645,382       (88,801,945)     116,027,697
Net Increase/(Decrease) in Net Assets                      137,801,484         21,476,066       (88,801,945)     116,027,697

Net Assets, Beginning of Period                             21,476,066                  -       407,693,743      291,666,046

Net Assets, End of Period                                 $159,277,550        $21,476,066      $318,891,798     $407,693,743

/1/ Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

(1) ORGANIZATION
The LB Series Fund, Inc. (the "Fund") is registered as an open-end investment company under the Investment Company Act of 1940. The Fund is divided into fourteen separate series (the "Portfolio(s)"), each with its own investment objective and policies. The fourteen Portfolios of the Fund are: Opportunity
Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio,
Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth
Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value
Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond
Portfolio and Money Market Portfolio. With the exception of MFS Mid Cap Growth
Portfolio, all Portfolios operate as diversified series of LB Series Fund, Inc.
The assets of each Portfolio are segregated and each has a separate class of capital stock.

  The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Thrivent Financial for
Lutherans ("Thrivent Financial"), Lutheran Brotherhood Variable Insurance
Products Company ("LBVIP"), an indirect wholly owned subsidiary of Thrivent
Financial for Lutherans, and retirement plans sponsored by Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments--Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. Prior to December 31, 2002, such securities were valued at a range between bid and ask prices. For the High Yield, Income, and
Limited Maturity Bond Portfolios, this change decreased the net asset value per share $0.02, $0.01 and $0.007, respectively. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less remaining are valued at amortized cost. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

  As of December 31, 2002, six securities in the High Yield Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.20% of the High Yield Portfolio's net assets.

Foreign Currency Translation--The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

  Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The
Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

  For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts--In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money
Market Portfolio may enter into forward currency contracts. Additionally, the
Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations.

(2) SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments--Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain
Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes--No provision has been made for income taxes because each
Portfolio's policy is to qualify as a regulated investment company under the
Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The
Portfolios, accordingly, anticipate paying no federal income taxes and no federal income tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Income and Expenses--Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

 Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Fees Paid Indirectly--Certain Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders--Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually for all Portfolios at the close of the Fund's fiscal year, unless a Portfolio is subject to excise taxes, which would require an additional distribution after the close of the fiscal year.

 Dividends are declared and reinvested daily for the High Yield, Income,
Limited Maturity Bond and Money Market Portfolios and declared and paid annually after the close of the Fund's fiscal year for the Opportunity Growth,
FTI Small Cap Growth, MFS Mid Cap Growth, Mid Cap Growth, World Growth, FI All
Cap, Growth, MFS Investors Growth, TRP Growth Stock, and Value Portfolios.
Daily dividends distributed for the Money Market Portfolio also include any short-term net realized gains or losses on the sale of securities.

Options and Financial Futures Contracts--Each Portfolio, with the exception of the Money Market Portfolio, may buy put and call options, write covered put and call options and buy and sell futures contracts. The Portfolios intend to generally use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Each Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

 Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended December 31, 2002, the Growth Portfolio and Income Portfolio engaged in this type of investment.

 Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required initial margin deposit are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The future contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When

                         Notes to Financial Statements

(2) SIGNIFICANT ACCOUNTING POLICIES
the contract is closed, the realized gain or loss recorded is equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2002, the Income
Portfolio and High Yield Portfolio engaged in this type of investment.

The Impact of Initial Public Offerings on Performance--Each of the Portfolios
except the Money Market Portfolio may invest in an initial public offering
("IPO") of a security. On occasion, a Portfolio will participate in an IPO.
This presents a Portfolio with the opportunity to "flip" or trade the security at higher prices, resulting in a profit for the Portfolio. Conversely, participation in an IPO may result in a short-term loss for that Portfolio.

Dollar Roll Transactions--Certain of the Portfolios enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and
FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The Income and Limited Maturity Bond Portfolios earned $5,828,624 and $225,324 respectively, from such fees for the year ended December 31, 2002.

When-Issued and Delayed Delivery Transactions--The Portfolios may engage in when-issued or delayed delivery transactions. To the extent a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets are earmarked on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Repurchase Agreements--It is the policy of each Portfolio to required the custodian bank to take possession of, to have legally segregated in the Federal
Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolios to monitor, on a daily basis, the market value of the repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.
If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Credit Risk--The Portfolios may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Portfolios'
policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

Accounting Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other--For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

 Certain prior period amounts have been reclassified to conform to current year presentation.

                         Notes to Financial Statements

(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees--Each Portfolio pays Thrivent Financial, the Fund's investment Adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                                        $0 to Over
(M-Millions)                                            $500M $500M
-------------------------------------------------------------------

Opportunity Growth Portfolio                            0.40% 0.40%
FTI Small Cap Growth Portfolio                          1.00% 0.90%
MFS Mid Cap Growth Portfolio                            0.90% 0.80%
Mid Cap Growth Portfolio                                0.40% 0.40%
World Growth Portfolio                                  0.85% 0.85%
FI All Cap Portfolio                                    0.95% 0.90%
Growth Portfolio                                        0.40% 0.40%
MFS Investors Growth Portfolio                          0.80% 0.70%
TRP Growth Stock Portfolio                              0.80% 0.70%
Value Portfolio                                         0.60% 0.60%
High Yield Portfolio                                    0.40% 0.40%
Income Portfolio                                        0.40% 0.40%
Limited Maturity Bond Portfolio                         0.40% 0.40%
Money Market Portfolio                                  0.40% 0.40%

  The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

 The Adviser pays Franklin Advisors, Inc. an annual subadvisory fee for the performance of subadvisory services for the FTI Small Cap Growth Portfolio. The fee payable is equal to 0.60% for the first $200 million, 0.52% for the next
$300 million, and 0.50% for average daily net assets over $500 million.

 The Adviser pays Massachusetts Financial Services Company (MFS) an annual subadvisory fee for the performance of subadvisory services for the MFS Mid Cap
Growth Portfolio. The fee payable is equal to 0.475% for the first $100 million, 0.42% for the next $400 million, and 0.35% for average daily net assets over $500 million.

 The Adviser pays T. Rowe Price International, Inc. an annual subadvisory fee for the performance of subadvisory services for the World Growth Portfolio. The fee payable is equal to 0.50% of the Portfolio's average daily net assets.

 The Adviser pays Fidelity Management & Research Company an annual subadvisory fee for the performance of subadvisory services for the FI All Cap Portfolio.
The fee payable is equal to 0.60% for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million, and 0.45% for average daily net assets over $750 million.

 The Adviser pays Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the MFS
Investors Growth Portfolio. The fee payable is equal to 0.425% for the first
$100 million, 0.40% for the next $400 million, and 0.35% for average daily net assets over $500 million.

 The Adviser pays T. Rowe Price Associates, Inc. an annual subadvisory fee for the performance of subadvisory services for the TRP Growth Stock Portfolio. The fee payable is equal to 0.45% for the first $50 million, 0.40% for the next
$450 million, and 0.35% for average daily net assets over $500 million.

Other Expenses--All expenses in excess of each Portfolio's advisory fees are paid or reimbursed to the Fund by Thrivent Financial and LBVIP pursuant to an
Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be
terminated at any time by the mutual agreement of the Fund, Thrivent Financial and LBVIP.

 The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in The Lutheran
Brotherhood Family of Funds until distribution in accordance with the plan.

 Certain officers and non-independent directors of the Fund are officers of
Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

  On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows
[Increase (Decrease)]:

                         Notes to Financial Statements

                                 Accumulated  Accumulated
                                     Net          Net
                                 Investment    Realized     Capital
           Portfolio            Income/(Loss) Gain/(Loss)    Stock
           ----------------------------------------------------------

           Opportunity Growth    $  126,658   $   219,701  $(346,359)
           FTI Small Cap Growth      94,476             -    (94,476)
           MFS Mid Cap Growth        56,976           (23)   (56,953)
           Mid Cap Growth           268,380        20,624   (289,004)
           World Growth           1,122,824    (1,122,824)         -
           FI All Cap                57,625             -    (57,625)
           Growth                  (876,370)      876,370          -
           MFS Investors Growth         180          (219)        39
           TRP Growth Stock         (16,167)       13,033      3,134
           High Yield              (189,678)      189,678          -

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                    Undistributed
                                     Undistributed    Long-Term
              Portfolio             Ordinary Income Capital Gain
              ---------------------------------------------------

              World Growth            $ 5,007,543      $     -
              Growth                   11,996,303            -
              High Yield                3,579,168            -
              Limited Maturity Bond       323,859       21,082

At December 31, 2002, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                                          Capital Loss  Expiration
Portfolio                                  Carryover       Year
------------------------------------------------------------------

Opportunity Growth                       $   67,123,059    2009
                                             60,021,339    2010
                                         --------------
                                         $  127,144,398
                                         ==============
FTI Small Cap Growth                     $    2,168,894    2010
                                         ==============
MFS Mid Cap Growth                       $    7,818,066    2010
                                         ==============
Mid Cap Growth                           $   62,696,503    2009
                                             75,446,769    2010
                                         --------------
                                         $  138,143,272
                                         ==============
World Growth                             $   10,531,972    2009
                                             50,319,176    2010
                                         --------------
                                         $   60,851,148
                                         ==============
FI All Cap                               $   11,053,085    2010
                                         ==============
Growth                                   $  304,615,661    2009
                                            893,507,659    2010
                                         --------------
                                         $1,198,123,320
                                         ==============
MFS Investors Growth                     $    4,088,965    2010
                                         ==============

                                         Capital Loss Expiration
Portfolio                                 Carryover      Year
----------------------------------------------------------------

TRP Growth Stock                         $  1,542,471    2010
                                         ============
Value                                    $  5,353,433    2010
                                         ============
High Yield                               $  4,536,501    2006
                                              597,597    2007
                                           14,056,111    2008
                                          288,927,133    2009
                                          184,350,285    2010
                                         ------------
                                         $492,467,627
                                         ============
Income                                   $ 10,443,655    2008
                                           30,311,285    2010
                                         ------------
                                         $ 40,754,940
                                         ============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Portfolios deferred, on a tax basis, the following post-October
2002 losses:

                                                             Post-October
Portfolio                                                        Loss
-------------------------------------------------------------------------

Opportunity Growth                                           $ 21,027,621
FTI Small Cap Growth                                               43,539
MFS Mid Cap Growth                                                524,016
Mid Cap Growth                                                 17,366,195
World Growth                                                    8,310,853
FI All Cap                                                      3,809,965
Growth                                                         62,967,868
MFS Investors Growth                                              667,316
TRP Growth Stock                                                  491,222
Value                                                           7,664,025
High Yield                                                    297,947,945
Income                                                            655,350

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

                         Notes to Financial Statements

(4) TAX INFORMATION (continued)

The tax character of distributions paid during the years ended December 31,
2002 and 2001 was as follows:

                                     Ordinary              Long-Term
                                      Income             Capital Gain
       Portfolio                 2002         2001     2002     2001
       -----------------------------------------------------------------

       Opportunity Growth    $    713,639 $  1,231,094 $  - $ 22,755,810
       MFS Mid Cap Growth          25,715            -    -            -
       Mid Cap Growth             644,695   15,862,793    -   24,990,469
       World Growth             1,948,069    3,773,803    -   39,396,536
       FI All Cap                  36,709            -    -            -
       Growth                  16,584,638  364,496,454    -  553,668,025
       MFS Investors Growth        24,426            -    -            -
       TRP Growth Stock            65,264            -    -            -
       Value                      936,442            -    -            -
       High Yield             100,481,777  142,570,759    -            -
       Income                  63,207,158   71,970,016    -            -
       Limited Maturity Bond    3,058,092       55,051    -            -
       Money Market             5,398,258   13,876,143    -            -

At December 31, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                 Net Unrealized
                         Federal      Unrealized    Unrealized     Appreciation
Portfolio                Tax Cost    Appreciation (Depreciation) (Depreciation)
-------------------------------------------------------------------------------

Opportunity Growth    $  219,764,927 $10,963,186  $ (34,872,771) $ (23,909,585)
FTI Small Cap Growth      24,518,582     722,865     (4,909,297)    (4,186,432)
MFS Mid Cap Growth        18,596,377   1,279,233     (2,295,158)    (1,015,925)
Mid Cap Growth           404,915,026  26,340,446    (82,431,739)   (56,091,293)
World Growth             424,754,589  13,151,872   (117,069,260)  (103,917,388)
FI All Cap                37,751,175     704,136     (2,796,678)    (2,092,542)
Growth                 2,628,753,418  32,017,236   (652,484,660)  (620,467,424)
MFS Investors Growth      26,687,691   1,279,233     (3,113,208)    (1,833,975)
TRP Growth Stock          42,633,713     601,601     (6,318,617)    (5,717,016)
Value                    102,055,058     904,472     (9,250,567)    (8,346,095)
High Yield               911,154,030  28,261,158   (235,939,290)  (207,678,132)
Income                 1,268,280,054  43,482,405    (18,640,255)    24,842,150
Limited Maturity Bond    183,934,961   2,465,903       (371,534)     2,094,369
Money Market             318,649,763           -              -              -

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

(5) INVESTMENT TRANSACTIONS
Purchases and Sales of Investment Securities--For the year ended December 31,
2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

Portfolio                                           Purchases      Sales
-------------------------------------------------  ------------ ------------

Opportunity Growth                                 $330,703,068 $393,198,666
FTI Small Cap Growth                                 26,132,860    4,952,098
MFS Mid Cap Growth                                   45,452,073   24,530,359
Mid Cap Growth                                      213,554,838  263,657,115

Portfolio                                            Purchases        Sales
-------------------------------------------------  -------------- --------------

World Growth                                       $   73,342,800 $  109,453,568
FI All Cap                                            102,684,383     58,330,367
Growth                                              2,166,411,757  2,704,963,330
MFS Investors Growth                                   64,080,471     39,837,171
TRP Growth Stock                                       46,372,014     10,112,379
Value                                                 164,325,869     62,166,935
High Yield                                            648,711,815    776,494,283
Income                                                960,125,317    832,553,154
Limited Maturity Bond                                 149,997,498    114,438,588

                         Notes to Financial Statements

Purchases and sales of U.S. Government securities were:

Portfolio                                             Purchases      Sales
---------------------------------------------------  ------------ ------------

FI All Cap                                           $    931,674 $    128,924
Growth                                                 27,030,397   46,232,214
MFS Investors Growth                                    1,078,869      622,175
TRP Growth Stock                                        1,532,451      147,585
Value                                                   4,732,207    1,613,904
Income                                                724,966,948  839,334,796
Limited Maturity Bond                                 190,625,279  144,749,441

Investments in Restricted Securities--The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $14,829,546 at December 31, 2002, which represented 2.06% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities--The High Yield Portfolio invests primarily in high yielding fixed income securities. All of the other
Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts--The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

Open Option Contracts--The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2002 were as follows:

                                                 Growth Portfolio
                                              ---------------------
                                              Number of   Premium
                                              Contracts   Amount
                                              --------- -----------

Balance at December 31, 2001                       700  $    93,849
Opened                                          19,356    3,294,779
Closed                                        (11,944)  (2,168,762)
Expired                                        (4,291)    (760,169)
Exercised                                      (3,821)    (459,697)
                                              --------  -----------
Balance at December 31, 2002                         -  $         -
                                              ========  ===========

                                                Income Portfolio
                                              --------------------
                                              Number of   Premium
                                              Contracts   Amount
                                              --------- ----------
Balance at December 31, 2001                        75  $   56,628
Opened                                           2,025     966,488
Closed                                         (1,650)   (826,118)
Expired                                          (150)    (59,550)
Exercised                                        (300)   (137,448)
                                               -------  ----------
Balance at December 31, 2002                         -  $        -
                                               =======  ==========

(6) CAPITAL STOCK
The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, LBVIP and retirement plans sponsored by
Thrivent Financial.

Authorized capital stock consists of two billion shares as follows:

                                                Shares     Par
Portfolio                                     Authorized  Value
---------------------------------------------------------------

Opportunity Growth                            100,000,000 $0.01
FTI Small Cap                                  50,000,000  0.01
MFS Mid Cap Growth                             50,000,000  0.01
Mid Cap Growth                                100,000,000  0.01
World Growth                                  100,000,000  0.01
FI All Cap                                     50,000,000  0.01
Growth                                        350,000,000  0.01
MFS Investors Growth                           50,000,000  0.01
TRP Growth Stock                               50,000,000  0.01
Value                                          50,000,000  0.01
High Yield                                    300,000,000  0.01
Income                                        200,000,000  0.01
Limited Maturity Bond                          50,000,000  0.01
Money Market                                  500,000,000  0.01

                         Notes to Financial Statements

(6) CAPITAL STOCK (continued)
Transactions in capital stock were as follows:

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                               Opportunity                 FTI Small                 MFS Mid
                                                 Growth                   Cap Growth*              Cap Growth*
                                       --------------------------  ------------------------  ----------------------
Year Ended December 31, 2001              Shares        Amount       Shares       Amount       Shares      Amount
----------------------------           -----------  -------------  ----------  ------------  ---------  -----------

Sold                                     1,706,940  $  18,235,663     539,761  $  5,419,010    571,113  $ 5,755,766
Dividends and distributions reinvested   2,223,036     23,986,904           -             -          -            -
Redeemed                                (3,065,933)   (31,191,102)          -             -          -            -
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                                 864,043  $  11,031,465     539,761  $  5,419,010    571,113  $ 5,755,766
                                       ===========  =============  ==========  ============  =========  ===========
Year Ended December 31, 2002
----------------------------
Sold                                       680,337  $   5,211,960   2,342,249  $ 23,139,294  2,692,023  $22,948,695
Dividends and distributions reinvested      77,081        713,639           -             -      2,752       25,715
Redeemed                                (7,822,236)   (63,011,541)   (242,237)   (1,737,377)  (319,010)  (1,753,280)
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                              (7,064,818) $ (57,085,942)  2,100,012  $ 21,401,917  2,375,765  $21,221,130
                                       ===========  =============  ==========  ============  =========  ===========

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                             Mid Cap Growth              World Growth              FI All Cap*
                                       --------------------------  ------------------------  ----------------------
Year Ended December 31, 2001              Shares        Amount       Shares       Amount       Shares      Amount
----------------------------           -----------  -------------  ----------  ------------  ---------  -----------
Sold                                     6,646,712  $  93,131,048   3,060,335  $ 33,456,512    619,666  $ 6,236,255
Dividends and distributions reinvested   2,943,587     40,853,262   3,692,014    43,170,339          -            -
Redeemed                                (1,791,263)   (22,263,267) (3,398,943)  (35,728,495)         -            -
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                               7,799,036  $ 111,721,043   3,353,406  $ 40,898,356    619,666  $ 6,236,255
                                       ===========  =============  ==========  ============  =========  ===========
Year Ended December 31, 2002
----------------------------
Sold                                     2,339,023  $  24,915,738   2,128,501  $ 17,255,556  5,320,519  $48,505,799
Dividends and distributions reinvested      53,297        644,695     203,049     1,948,069      3,838       36,709
Redeemed                                (7,410,054)   (74,456,523) (6,988,840)  (59,967,529)  (343,894)  (2,215,866)
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                              (5,017,734) $ (48,896,090) (4,657,290) $(40,763,904) 4,980,463  $46,326,642
                                       ===========  =============  ==========  ============  =========  ===========

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                                                              MFS
                                                 Growth                Investors Growth*        TRP Growth Stock*
                                       --------------------------  ------------------------  ----------------------
Year Ended December 31, 2001              Shares        Amount       Shares       Amount       Shares      Amount
----------------------------           -----------  -------------  ----------  ------------  ---------  -----------
Sold                                     5,758,419  $  96,485,617     587,298  $  5,883,210    615,036  $ 6,171,693
Dividends and distributions reinvested  53,365,265    918,164,479           -             -          -            -
Redeemed                               (17,668,830)  (290,524,885)          -             -          -            -
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                              41,454,854  $ 724,125,211     587,298  $  5,883,210    615,036  $ 6,171,693
                                       ===========  =============  ==========  ============  =========  ===========
Year Ended December 31, 2002
----------------------------
Sold                                     2,837,266  $  31,930,768   2,905,068  $ 26,524,198  4,403,821  $40,595,011
Dividends and distributions reinvested   1,189,087     16,584,638       3,293        24,427      8,258       65,264
Redeemed                               (51,858,823)  (614,424,695)   (192,870)   (1,389,673)  (297,238)  (2,235,732)
                                       -----------  -------------  ----------  ------------  ---------  -----------
Net change                             (47,832,470) $(565,909,289)  2,715,491  $ 25,158,952  4,114,841  $38,424,543
                                       ===========  =============  ==========  ============  =========  ===========

* Portfolio's inception was 11/30/2001. Activity for the year ended December
31, 2001 reflects one month of operations.

                         Notes to Financial Statements

                                                                          Portfolios
                                       --------------------------------------------------------------------------------
                                                Value*                   High Yield                    Income
                                       ------------------------  --------------------------  --------------------------
Year Ended December 31, 2001             Shares       Amount        Shares        Amount        Shares        Amount
----------------------------           ----------  ------------  -----------  -------------  -----------  -------------

Sold                                      682,882  $  6,856,869    2,803,154  $  17,570,698   10,906,995  $ 107,705,401
Dividends and distributions reinvested          -             -   24,079,914    143,433,855    7,345,354     72,347,798
Redeemed                                        -             -  (20,538,753)  (120,393,487)  (6,128,796)   (60,325,998)
                                       ----------  ------------  -----------  -------------  -----------  -------------
Net change                                682,882  $  6,856,869    6,344,315  $  40,611,066   12,123,553  $ 119,727,201
                                       ==========  ============  ===========  =============  ===========  =============
Year Ended December 31, 2002
----------------------------
Sold                                   11,686,332  $110,356,494    3,032,497  $  13,067,068    3,033,459  $  26,749,701
Dividends and distributions reinvested    120,742       936,441   20,693,319    100,481,777    6,486,996     63,207,158
Redeemed                                 (209,073)   (1,680,427) (46,363,322)  (216,802,601) (17,849,648)  (170,494,676)
                                       ----------  ------------  -----------  -------------  -----------  -------------
Net change                             11,598,001  $109,612,508  (22,637,506) $(103,253,756)  (8,329,193) $ (80,537,817)
                                       ==========  ============  ===========  =============  ===========  =============

                                                             Portfolios
                                       -----------------------------------------------------
                                        Limited Maturity Bond*           Money Market
                                       ------------------------  ---------------------------
Year Ended December 31, 2001             Shares       Amount        Shares         Amount
----------------------------           ----------  ------------  ------------  -------------

Sold                                    2,161,062  $ 21,590,331   186,981,346  $ 186,981,346
Dividends and distributions reinvested      5,564        55,051    13,976,067     13,976,067
Redeemed                                        -             -   (84,929,716)   (84,929,716)
                                       ----------  ------------  ------------  -------------
Net change                              2,166,626  $ 21,645,382   116,027,697  $ 116,027,697
                                       ==========  ============  ============  =============
Year Ended December 31, 2002
----------------------------
Sold                                   14,178,737  $141,837,680    65,513,590  $  65,513,590
Dividends and distributions reinvested    304,614     3,058,092     5,398,258      5,398,258
Redeemed                                 (965,834)   (9,702,913) (159,713,793)  (159,713,793)
                                       ----------  ------------  ------------  -------------
Net change                             13,517,517  $135,192,859   (88,801,945) $ (88,801,945)
                                       ==========  ============  ============  =============

* Portfolio's inception was 11/30/2001. Activity for the year ended December
31, 2001 reflects one month of operations.

(7) LINE OF CREDIT
Effective June 28, 2002, the LB Series Fund, Inc., along with The Lutheran
Brotherhood Family of Funds, terminated an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The
Portfolios were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the year ended December 31, 2002.

                             Financial Highlights

                             LB Series Fund, Inc.

Opportunity Growth Portfolio
---------------------------------------------------------------------------------------------------------
                                                      Year       Year       Year       Year       Year
                                                     Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                  $10.21     $13.25     $14.10    $11.06     $11.55

Income from Investment Operations:
Net investment income/(loss)                               -       0.02       0.04     (0.01)      0.03
Net realized and unrealized gain/(loss) on
 investments (b)                                       (3.24)     (2.36)     (0.89)     3.05      (0.37)
Total from Investment Operations                       (3.24)     (2.34)     (0.85)     3.04      (0.34)

Less Distributions from:
Net investment income                                  (0.02)     (0.04)         -         -      (0.03)
Net realized gains on investments                          -      (0.66)         -         -      (0.12)
Total Distributions                                    (0.02)     (0.70)         -         -      (0.15)
Net Asset Value, End of period                         $6.95     $10.21     $13.25    $14.10     $11.06

Total return (c)                                    (31.77)%   (18.01)%    (6.05)%    27.55%    (2.99)%
Net assets, end of period (in millions)               $196.8     $361.1     $457.4    $436.9     $372.2
Ratio of expenses to average net assets (d)            0.40%      0.40%      0.40%     0.40%      0.40%
Ratio of net investment income/(loss) to average
 net assets (d)                                      (0.05)%      0.19%      0.26%   (0.09)%      0.30%
Portfolio turnover rate                                 130%       138%       147%       60%       134%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)          0.47%
Ratio of net investment loss to average net
 assets (d,e)                                        (0.12)%

World Growth Portfolio
---------------------------------------------------------------------------------------------------------
                                                      Year       Year       Year       Year       Year
                                                     Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.02     $13.83     $16.93    $12.67     $11.12

Income from Investment Operations:
Net investment income/(loss)                            0.10       0.07       0.06      0.11       0.12
Net realized and unrealized gain/(loss) on
 investments (b)                                       (1.85)     (2.81)     (2.73)     4.21       1.74
Total from Investment Operations                       (1.75)     (2.74)     (2.67)     4.32       1.86

Less Distributions from:
Net investment income                                  (0.04)     (0.05)         -     (0.06)     (0.21)
Net realized gains on investments                          -      (1.02)     (0.43)        -      (0.10)
Total Distributions                                    (0.04)     (1.07)     (0.43)    (0.06)     (0.31)
Net Asset Value, End of period                         $8.23     $10.02     $13.83    $16.93     $12.67

Total return (c)                                    (17.43)%   (21.03)%   (16.12)%    34.13%     16.75%
Net assets, end of period (in millions)               $323.3     $440.0     $561.3    $550.1     $369.7
Ratio of expenses to average net assets (d)            0.85%      0.85%      0.85%     0.85%      0.85%
Ratio of net investment income/(loss) to average
 net assets (d)                                        1.08%      0.68%      0.44%     0.89%      1.04%
Portfolio turnover rate                                  20%        30%        38%       23%        19%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)          0.95%
Ratio of net investment income/(loss) to average
 net assets (d,e)                                      0.98%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Prior period ratios not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.
(f) Since Portfolio inception, November 30, 2001.
(g) Since Portfolio inception, January 30, 1998.

The accompanying notes to the financial statements are an integral part of this schedule.

                       Financial Highlights - continued

                             LB Series Fund, Inc.

  FTI Small Cap Growth      MFS Mid Cap Growth
       Portfolio                Portfolio                         Mid Cap Growth Portfolio
------------------------ ------------------------ ---------------------------------------------------------
   Year       Period        Year       Period        Year       Year       Year       Year       Period
  Ended        Ended       Ended        Ended       Ended      Ended      Ended      Ended        Ended
12/31/2002 12/31/2001(f) 12/31/2002 12/31/2001(f) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998(g)
-----------------------------------------------------------------------------------------------------------

   $10.55      $10.00       $10.60      $10.00       $13.04     $17.59     $16.62     $11.13     $10.00

   (0.04)      (0.01)       (0.02)           -            -       0.01       0.07       0.02       0.04
   (2.81)        0.56       (4.60)        0.60       (3.39)     (3.39)       2.24       5.49       1.13
   (2.85)        0.55       (4.62)        0.60       (3.39)     (3.38)       2.31       5.51       1.17

        -           -            -           -       (0.02)     (0.07)          -     (0.02)     (0.04)
        -           -       (0.02)           -            -     (1.10)     (1.34)          -          -
        -           -       (0.02)           -       (0.02)     (1.17)     (1.34)     (0.02)     (0.04)
    $7.70      $10.55        $5.96      $10.60        $9.63     $13.04     $17.59     $16.62     $11.13

 (27.02)%       5.50%     (43.66)%       5.99%     (26.09)%   (19.74)%     13.37%     49.64%     11.62%
    $20.3        $5.7        $17.6        $6.1       $348.8     $537.9     $588.6     $271.7      $95.7
    1.00%       1.00%        0.90%       0.90%        0.40%      0.40%      0.40%      0.40%      0.40%
  (0.52)%     (0.74)%      (0.36)%     (0.53)%      (0.06)%      0.12%      0.49%      0.26%      0.64%
      29%          0%         171%         15%          51%       121%       117%       148%       125%

    1.11%                    1.02%                    0.45%
  (0.63)%                  (0.48)%                  (0.11)%

                                                                                     MFS Investors Growth
  FI All Cap Portfolio                       Growth Portfolio                             Portfolio
------------------------ --------------------------------------------------------- ------------------------
   Year       Period        Year        Year         Year       Year       Year       Year       Period
  Ended        Ended       Ended        Ended       Ended      Ended      Ended      Ended        Ended
12/31/2002 12/31/2001(f) 12/31/2002  12/31/2001   12/31/2000 12/31/1999 12/31/1998 12/31/2002 12/31/2001(f)
-----------------------------------------------------------------------------------------------------------
   $10.30      $10.00       $15.25      $24.06       $30.24     $23.51     $21.58     $10.08     $10.00

   (0.01)           -         0.07        0.07         0.13       0.11       0.19       0.01          -
   (3.93)        0.30       (4.63)      (4.13)       (1.18)       9.14       5.28     (2.68)       0.08
   (3.94)        0.30       (4.56)      (4.06)       (1.05)       9.25       5.47     (2.67)       0.08

        -           -       (0.07)      (0.05)       (0.08)     (0.11)     (0.19)     (0.01)          -
   (0.01)           -            -      (4.70)       (5.05)     (2.41)     (3.35)          -          -
   (0.01)           -       (0.07)      (4.75)       (5.13)     (2.52)     (3.54)     (0.01)          -
    $6.35      $10.30       $10.62      $15.25       $24.06     $30.24     $23.51      $7.40     $10.08

 (38.33)%       3.10%     (29.99)%    (19.13)%      (4.95)%     43.61%     28.38%   (26.53)%      0.89%
    $35.5        $6.4     $2,004.7    $3,607.7     $4,695.7   $4,913.3   $3,320.0      $24.5       $5.9
    0.95%       0.95%        0.40%       0.40%        0.40%      0.40%      0.40%      0.80%      0.80%
  (0.18)%     (0.36)%        0.48%       0.43%        0.48%      0.45%      0.94%      0.12%      0.05%
     192%         29%          83%         94%         108%       124%       152%       214%        13%

    1.03%                    0.42%                                                     0.90%
  (0.26)%                    0.46%                                                     0.02%

The accompanying notes to the financial statements are an integral part of this schedule.

                       Financial Highlights - continued

                             LB Series Fund, Inc.

                                                    TRP Growth
                                                  Stock Portfolio                           Value Portfolio
                                             ----------------------------------------- -----------------------------------------
                                                Year                Period                Year                Period
For a share outstanding throughout             Ended                Ended                Ended                Ended
each period (a)                              12/31/2002         12/31/2001 (f)         12/31/2002         12/31/2001 (f)
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
Period                                          $10.16              $10.00                $10.14              $10.00

Income from Investment Operations:
Net investment income                             0.01                   -                  0.07                0.01
Net realized and unrealized
gain/(loss) on investments (b)                  (2.37)                0.16                (2.39)                0.13
Total from Investment Operations                (2.36)                0.16                (2.32)                0.14

Less Distributions from:
Net investment income                           (0.01)                   -                (0.08)                   -
Net realized gains on investments                    -                   -                     -                   -
Total Distributions                             (0.01)                   -                (0.08)                   -
Net Asset Value, End of period                   $7.79              $10.16                 $7.74              $10.14

Total return (c)                              (23.20)%               1.63%              (22.85)%               1.44%
Net assets, end of period (in
millions)                                        $36.8                $6.2                 $95.1                $6.9
Ratio of expenses to average net
assets (d)                                       0.80%               0.80%                 0.60%               0.60%
Ratio of net investment income to
average net assets (d)                           0.26%               0.37%                 1.39%               0.87%
Portfolio turnover rate                            37%                  3%                  104%                   -

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net
assets (d,e)                                     0.89%                                     0.66%
Ratio of net investment income to
average net assets (d,e)                         0.17%                                     1.33%

                                                 Limited Maturity
                                                  Bond Portfolio
                                             -----------------------------------
                                                Year                Period
For a share outstanding throughout             Ended                Ended
each period (a)                              12/31/2002         12/31/2001 (f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                                           $9.91              $10.00

Income from Investment Operations:
Net investment income                             0.32                0.03
Net realized and unrealized
gain/(loss) on investments (b)                    0.25              (0.09)
Total from Investment Operations                  0.57              (0.06)

Less Distributions from:
Net investment income                           (0.32)              (0.03)
Net realized gains on investments                    -                   -
Total Distributions                             (0.32)              (0.03)
Net Asset Value, End of period                  $10.16               $9.91

Total return (c)                                 5.78%             (0.61)%
Net assets, end of period (in
millions)                                       $159.3               $21.5
Ratio of expenses to average net
assets (d)                                       0.40%               0.40%
Ratio of net investment income to
average net assets (d)                           3.11%               3.24%
Portfolio turnover rate                           236%                 24%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net
assets (d,e)                                     0.46%
Ratio of net investment income to
average net assets (d,e)                         3.05%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Prior period ratios not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.
(f) Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

                       Financial Highlights - continued

                             LB Series Fund, Inc.

                 High Yield Portfolio                                     Income Portfolio
-----------------------------------------------------  -----------------------------------------------------
   Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
  Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
-------------------------------------------------------------------------------------------------------------

   $5.41       $6.39      $9.09      $9.16     $10.44      $9.80      $9.71      $9.41     $10.21      $9.92

    0.56        0.78       0.99       0.99       0.99       0.51       0.61       0.64       0.59       0.61
   (1.01)      (0.98)     (2.70)     (0.07)     (1.12)      0.03       0.09       0.30      (0.80)      0.29
   (0.45)      (0.20)     (1.71)      0.92      (0.13)      0.54       0.70       0.94      (0.21)      0.90

   (0.56)      (0.78)     (0.99)     (0.99)     (1.00)     (0.51)     (0.61)     (0.64)     (0.59)     (0.61)
       -           -          -          -      (0.15)         -          -          -          -          -
   (0.56)      (0.78)     (0.99)     (0.99)     (1.15)     (0.51)     (0.61)     (0.64)     (0.59)     (0.61)
   $4.40       $5.41      $6.39      $9.09      $9.16      $9.83      $9.80      $9.71      $9.41     $10.21

 (8.65)%     (3.60)%   (20.56)%     10.52%    (1.50)%      5.75%      7.38%     10.36%    (2.01)%      9.37%
  $719.9    $1,007.7   $1,150.3   $1,525.7   $1,427.3   $1,146.3   $1,224.2   $1,095.0   $1,066.0   $1,074.3
   0.40%       0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%
  11.64%      12.95%     12.16%     10.71%     10.04%      5.29%      6.12%      6.83%      6.09%      6.06%
     79%         80%        62%        59%        71%       151%       190%       136%        91%        86%

   0.43%                                                   0.43%
  11.61%                                                   5.26%

                Money Market Portfolio
-------------------------------------------------------------------------------------------------------------
   Year       Year       Year       Year       Year
  Ended      Ended      Ended      Ended      Ended
12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
-------------------------------------------------------------------------------------------------------------
   $1.00       $1.00      $1.00      $1.00      $1.00

    0.01        0.04       0.06       0.05       0.05
       -           -          -          -          -
    0.01        0.04       0.06       0.05       0.05

   (0.01)      (0.04)     (0.06)     (0.05)     (0.05)
       -           -          -          -          -
   (0.01)      (0.04)     (0.06)     (0.05)     (0.05)
   $1.00       $1.00      $1.00      $1.00      $1.00

   1.50%       3.96%      6.21%      4.94%      5.32%
  $318.9      $407.7     $291.7     $294.9     $193.8
   0.40%       0.40%      0.40%      0.40%      0.40%
   1.49%       3.76%      6.03%      4.86%      5.16%
     N/A         N/A        N/A        N/A        N/A

   0.44%
   1.45%

The accompanying notes to the financial statements are an integral part of this schedule.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                Directors and Officers of LB Series Fund, Inc.

The following table provides information about the directors and officers of the Fund. Each director also serves as a trustee of The Lutheran Brotherhood
Family of Funds, a registered investment company consisting of 11 funds, each of which offer Class A, Class B and Institutional Class shares.

                                 Position with the             Principal Occupation
                              Fund, Length of Service            During the Past             Other Directorships
  Name, Address and Age         and Term of Office                   5 Years                  Held by Director
------------------------- ------------------------------- ------------------------------ ---------------------------

Rolf F. Bjelland*         Chairman and Director since     Retired Executive Vice         Director, Regis Corp.;
625 Fourth Avenue South   May, 1983                       President, Lutheran            Director, Viking Council
Minneapolis, MN                                           Brotherhood since 2001;        of Boy Scouts of America;
Age 64                                                    Executive Vice President,      Director, Mount Olivet
                                                          Lutheran Brotherhood from      House and Careview Center
                                                          1983 to 2000

Herbert F. Eggerding, Jr. Director since May, 1990; Term  Management consultant          None
625 Fourth Avenue South   expires May, 2005               to several privately owned
Minneapolis, MN                                           companies since 1997
Age 65

Noel K. Estenson          Director since June, 1997; Term Retired President and Chief    None
625 Fourth Avenue South   expires December, 2008          Executive Officer, CENEX,
Minneapolis, MN                                           Inc. since 2000; President and
Age 64                                                    Chief Executive Officer,
                                                          CENEX, Inc. from 1987 to
                                                          2000; Vice Chairman, CF
                                                          Industries from 1997 to 1999

Jodi L. Harpstead         Director since September, 1998; Vice President & General       Director, Delta Dental Plan
625 Fourth Avenue South   Term expires September, 2013    Manager, Cardial Surgery       of Minnesota
Minneapolis, MN                                           Technologies for Medtronic,
Age 46                                                    Inc. since 2002; President,
                                                          Global Marketing and U.S.
                                                          Sales, Cardiac Rhythm
                                                          Management for Medtronic,
                                                          Inc. from 2001 to 2002; Vice
                                                          President, U.S. Pacing Sales
                                                          Manager for Medtronic, Inc.
                                                          from 1996 to 2001

Connie M. Levi            Director since October, 1993;   Retired President of the       Director, Norstan, Inc.
625 Fourth Avenue South   Term expires October, 2008      Greater Minneapolis
Minneapolis, MN                                           Chamber of Commerce
Age 63

* "Interested person" of the Fund as defined in the Investment Company Act of
1940 by virtue of positions with Thrivent Financial for Lutherans. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

Additional information about the Fund's directors is contained in a Statement of Additional Information ("SAI") dated April 30, 2002. You may obtain a copy of the SAI without charge by writing to LB Series Fund, Inc. at 625 Fourth
Avenue South, Minneapolis, Minnesota 55415, or by calling us at 1-800-847-4836.

                Directors and Officers of LB Series Fund, Inc.

                              Position with the           Principal Occupation
                           Fund, Length of Service          During the Past         Other Directorships
 Name, Address and Age       and Term of Office                 5 Years              Held by Director
----------------------- ----------------------------- ----------------------------- -------------------

Pamela J. Moret         President since 2002          Senior Vice President,                N/A
625 Fourth Avenue South                               Marketing and Products,
Minneapolis, MN                                       Thrivent Financial for
Age 46                                                Lutherans since 2002; Senior
                                                      Vice President, Products,
                                                      American Express Financial
                                                      Advisors from 2000 to 2001;
                                                      Vice President, Variable
                                                      Assets, American Express
                                                      Financial Advisors from 1996
                                                      to 2000

Charles D. Gariboldi    Treasurer and Principal       Head of Investment                    N/A
625 Fourth Avenue South Accounting Officer since 2002 Accounting, Thrivent
Minneapolis, MN                                       Financial for Lutherans since
Age 43                                                2002; Head of Investment
                                                      Accounting, Aid Association
                                                      for Lutherans from 1999 to
                                                      2001; Treasurer, The AAL
                                                      Mutual Funds from 1997 to
                                                      1999

John C. Bjork           Secretary since 2000          Senior Counsel, Thrivent              N/A
625 Fourth Avenue South                               Financial for Lutherans since
Minneapolis, MN                                       2002; Counsel, Lutheran
Age 49                                                Brotherhood from 1987 to
                                                      2001

James H. Abitz          Vice President since 2002     Senior Vice President,                N/A
625 Fourth Avenue South                               Investments, Thrivent
Minneapolis, MN                                       Financial for Lutherans since
Age 57                                                2002; Senior Vice President
                                                      and Chief Investment Officer,
                                                      Aid Association for Lutherans
                                                      from 1999 to 2001; Vice
                                                      President, Investments, Aid
                                                      Association for Lutherans
                                                      from 1998 to 1999

                Directors and Officers of LB Series Fund, Inc.

                            Position with the         Principal Occupation
                         Fund, Length of Service        During the Past         Other Directorships
 Name, Address and Age     and Term of Office               5 Years              Held by Director
----------------------- ------------------------- ----------------------------- -------------------

Frederick P. Johnson    Vice President since 1998 Vice President, Investment            N/A
625 Fourth Avenue South                           Operations, Thrivent
Minneapolis, MN                                   Financial for Lutherans since
Age 40                                            2002; Vice President,
                                                  Investment Operations,
                                                  Lutheran Brotherhood in
                                                  2001; Assistant Vice
                                                  President, Investment
                                                  Operations, Lutheran
                                                  Brotherhood from 1994 to
                                                  2001

Brenda J. Pederson      Vice President since 1998 Vice President, Member                N/A
625 Fourth Avenue South                           Support and Mutual Fund
Minneapolis, MN                                   Operations, Thrivent
Age 41                                            Financial for Lutherans since
                                                  2002; Vice President, Member
                                                  Services, Lutheran
                                                  Brotherhood from 2001 to
                                                  2002; Assistant Vice
                                                  President, Member Services,
                                                  Lutheran Brotherhood from
                                                  1997 to 2001

Richard B. Ruckdashel   Vice President since 1995 Head of Financial Consulting          N/A
625 Fourth Avenue South                           Group, Thrivent Investment
Minneapolis, MN                                   Management Inc. since 2002;
Age 47                                            Marketing and Distribution
                                                  Manager, Thrivent Financial
                                                  for Lutherans in 2002; Vice
                                                  President, Marketing and
                                                  Distribution, Lutheran
                                                  Brotherhood from 1996 to
                                                  2001

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     625 Fourth Ave. S., Minneapolis, MN 55415-1624
     www.thrivent.com . e-mail: mail@thrivent.com . (800) 990-6290

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  In response to contract owner concerns regarding multiple mailings, we are sending one LB Series Fund, Inc., Annual Report to each household. This consolidation helps
 reduce printing and postage costs, thereby saving contract owners' money. If
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                                (800) 847-4836.

[LOGO] Thrivent Investment Management/tm/

                    625 Fourth Avenue South, Minneapolis, MN 55415-1665
                    (800) 847-4836 . www.thrivent.com . e-mail:
                      mail@thrivent.com
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